     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005


                                                     REGISTRATION NOS. 333-08543
                                                                       811-07717
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-3
                            ------------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]


POST-EFFECTIVE AMENDMENT NO. 17                                              [X]


REGISTRATION STATEMENT UNDER THE
   INVESTMENT COMPANY ACT OF 1940                                            [ ]


         AMENDMENT NO. 19                                                    [X]


                       (CHECK APPROPRIATE BOX OR BOXES.)

                            ------------------------

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

                                 (914) 697-8000
          (INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                             ROBERT F. COLBY, ESQ.
                     DIVERSIFIED INVESTMENT ADVISORS, INC.
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                             ROGER P. JOSEPH, ESQ.
                             BINGHAM MCCUTCHEN LLP
                               150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110

It is proposed that this filing will become effective on May 1, 2005, pursuant to paragraph (b) of Rule 485.

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                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                                    FORM N-3

                             CROSS REFERENCE SHEET

                                     PART A

ITEM NO.                                                                                   PROSPECTUS HEADINGS
--------                                                                                   -------------------
Item  1.  Cover Page................................................................................Cover Page
Item  2.  Definitions..............................................................................Definitions
Item  3.  Synopsis....................................................................................Synopsis
Item  4.  Condensed Financial Information....................................Synopsis -- Financial Information
Item  5.  General Description of Registrant and
            Insurance Company...........................TFLIC; Diversified Investors Strategic Variable Funds;
                                                                         Diversified Investors Variable Funds;
                                                                              Diversified Investors Portfolios
Item  6.  Management..............................Diversified Investors Strategic Variable Funds -- Management
Item  7.  Deductions and Expenses.................................................Synopsis -- Charges, Charges
Item  8.  General Description of Variable Annuity Contracts...........................Summary of The Contracts
Item  9.  Annuity Period.......................................................................Payment Options
Item 10.  Death Benefit............................Death Benefit; Payment Options -- Payments To A Beneficiary
                                                                               Following The Annuitant's Death
Item 11.  Purchases and Contract Value.............................................Credit of Purchase Payments
Item 12.  Redemptions..................................Redemption During The Accumulation Period; Restrictions
                                                                   Under The Texas Optional Retirement Program
Item 13.  Taxes.................Federal Income Tax Status -- Tax Treatment of TFLIC, Section 403(b) Annuities,
                                         Section 401(a) Plans, Section 408 (IRA) Contracts, Section 457 Plans,
                                         Non-Qualified Deferred Compensation Contracts, Income Tax Withholding
Item 14.  Legal Proceedings..................................................................Legal Proceedings
Item 15.  Table of Contents of the Statement of
            Additional Information..............................................Table of Contents of Statement
                                                                                     of Additional Information

                                                    PART B
Item 16.  Cover Page................................................................................Cover Page
Item 17.  Table of Contents..................................................................Table of Contents
Item 18.  General Information and History...................................................... Not Applicable
Item 19.  Investment Objectives and Policies........ Diversified Investors Portfolios; Investment Restrictions
                                                          Relating to The Strategic Variable Funds Subaccounts
Item 20.  Management....................................... Management of The Strategic Variable Funds Account
Item 21.  Investment Advisory and Other Services................... Management of The Strategic Variable Funds
                                                        Account -- Investment Advisory Services; Management of
                                              Diversified Investors Portfolios -- Investment Advisory Services
Item 22.  Brokerage Allocation............................................ Diversified Investors Portfolios --
                                                              Portfolio Transactions and Brokerage Commissions
Item 23.  Purchases and Securities Being Offered............................................... Not Applicable
Item 24.  Underwriters.................................................Sale of Contracts/Principal Underwriter
Item 25.  Calculation of Performance Data.....................................................Performance Data
Item 26.  Annuity Payments..................................................................... Not Applicable
Item 27.  Financial Statements............................................................Financial Statements

                                     PART C

INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE
          ITEM, SO NUMBERED IN PART C OF THIS REGISTRATION STATEMENT.

                                       (i)

PROSPECTUS

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                   ISSUED BY

            TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (800) 926-0044

This prospectus describes group variable annuity contracts (called Contracts) that are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA contractholders, and taxed organizations in the case of the Section 401(a) and/or Section 401(k) contracts and corporate nonqualified deferred compensation contracts.

Participants may allocate amounts contributed and remitted to TFLIC on their behalf under the Contracts (called purchase payments) to one of two segregated investment accounts of TFLIC: the DIVERSIFIED INVESTORS VARIABLE FUNDS and the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS.

Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS VARIABLE FUNDS ACCOUNT to subaccounts that invest in corresponding underlying mutual funds. Currently, thirteen subaccounts are available: Money Market Subaccount, High Quality Bond Subaccount, Intermediate Government Bond Subaccount, Core Bond Subaccount, High Yield Bond Subaccount, Balanced Subaccount, Value & Income Subaccount, Growth & Income Subaccount, Equity Growth Subaccount, Special Equity Subaccount, Aggressive Equity Subaccount, International Equity Subaccount and Calvert Subaccount. Each Subaccount invests in a corresponding mutual fund that is a series of Diversified Investors Portfolios.

Participants may allocate purchase payments directed to the DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS ACCOUNT to subaccounts that invest in combinations of subaccounts of the Diversified Investors Variable Funds Account. Currently, three subaccounts are available: Diversified Investors Short Horizon Strategic Allocation Variable Subaccount, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Subaccount, and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Subaccount.

To learn more about the Contracts, the segregated investment accounts and their underlying investments, you can obtain a copy of the accounts' annual and semi-annual reports or a copy of the Statement of Additional Information ("SAI") dated the date of this prospectus. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The SAI's table of contents can be found on page 59 of this prospectus. You may obtain these documents from TFLIC without charge upon written request to the above address or by telephoning (800)-926-0044. You can also obtain copies of these documents from the accounts' website at http://www.divinvest.com or from the Securities and Exchange Commission's web site at http://www.sec.gov.

This prospectus sets forth the basic information that you should know before investing. Please keep this prospectus for future reference.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CONTRACTS IN ANY JURISDICTION IN WHICH SUCH MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  May 2, 2005

                     (This page intentionally left blank.)

                                    CONTENTS


                                                              PAGE
                                                             ------
Definitions.................................................    iii
Synopsis....................................................      1
  Fee Tables................................................      1
  Financial Information.....................................      4
  The Contracts.............................................      7
  The Accounts..............................................      7
  Charges...................................................      8
  Credit and Allocation of Purchase Payments................      8
  Redemption................................................      9
  Transfers.................................................      9
  Frequent Allocations of Purchase Payments.................      9
  Payment Options...........................................     10
  Voting Rights.............................................     10
  Death Benefit.............................................     10
  Distribution of the Contracts.............................     11
TFLIC.......................................................     11
Diversified Investors Variable Funds........................     11
  Calvert Series............................................     12
  Diversified Investors Portfolios..........................     12
Diversified Investors Strategic Variable Funds..............     14
  Management................................................     15
  Investment Restrictions...................................     16
Charges.....................................................     16
  Charges for Mortality and Expense Risks...................     16
  Annual Contract Charge....................................     16
  Investment Management Fees................................     17
  Premium Tax...............................................     17
Summary of the Contracts....................................     18
  Eligible Purchasers.......................................     18
  Ownership.................................................     18
  Purchase Payments.........................................     18
  Employer Sponsored Plan Requirements......................     18
  Rights of the Participant Under The Contract..............     19
  Rights Upon Suspension of Contract or Termination of
     Plan...................................................     19
  Failure of Qualification..................................     19
  Transfers.................................................     20
Rights Reserved by TFLIC....................................     20
Credit of Purchase Payments.................................     21
  Allocation of Purchase Payments...........................     21
  Determination of Unit Value...............................     21
Death Benefit...............................................     22
Redemption During The Accumulation Period...................     23
Payment Options.............................................     23
  Annuity Purchase Date.....................................     23
  Fixed Annuity.............................................     24
  Fixed Annuity Options.....................................     24
  Payments to a Beneficiary Following the Annuitant's
     Death..................................................     25
Voting Rights...............................................     25
Distribution of The Contracts...............................     28
Federal Income Tax Status...................................     28
  Tax Treatment of TFLIC....................................     28
  Taxation of Diversified Investors Portfolios..............     28
  Section 403(b) Annuities..................................     29
     Restrictions on Withdrawals of Elective
      Contributions.........................................     30

                                                              PAGE
                                                             ------
  Section 401(a) Plans......................................     30
  Section 408(IRA) Contracts................................     30
  Minimum Distribution Requirements.........................     31
  Section 457 Plans.........................................     31
  Non-Qualified Deferred Compensation Contracts.............     32
  Income Tax Withholding....................................     32
Assumption Reinsurance......................................     33
Performance Data............................................     33
Diversified Investors Portfolios............................     36
  Principal Investment Strategies...........................     36
  Money Market Portfolio....................................     37
  Bond Portfolios...........................................     38
  Balanced Portfolio........................................     40
  Stock Portfolios..........................................     41
  Additional Investment Policies............................     44
  Core/Feeder Structure.....................................     44
  Risk Considerations.......................................     45
Management of Diversified Investors Portfolios..............     48
  Board of Trustees.........................................     48
  Investment Adviser........................................     48
  Money Market Portfolio....................................     49
  Intermediate Government Bond Portfolio....................     49
  Total Return Bond Portfolio...............................     50
  Core Bond Portfolio.......................................     50
  High Quality Bond Portfolio...............................     50
  High Yield Bond Portfolio.................................     51
  Balanced Portfolio........................................     51
  Value & Income Portfolio..................................     51
  Value Portfolio...........................................     52
  Growth & Income Portfolio.................................     52
  Equity Growth Portfolio...................................     53
  Special Equity Portfolio..................................     54
  Aggressive Equity Portfolio...............................     55
  International Equity Portfolio............................     55
  Advisory Fees.............................................     56
  Administrator.............................................     56
  Distribution Arrangements.................................     56
  Custodian and Dividend Disbursing Agent...................     56
  Expenses..................................................     57
Other Information Regarding Diversified Investors
  Portfolios................................................     57
  Purchase and Redemption of Interests in Diversified
     Investors Portfolios...................................     57
  Net Asset Value...........................................     58
  Taxation of Diversified Investors Portfolios..............     58
  Description of Beneficial Interests, Voting Rights and
     Liabilities............................................     59
Independent Registered Public Accounting Firms..............     59
Legal Proceedings...........................................     60
Statutory Basis Financial Statements........................     60
Additional Information......................................     61
Miscellaneous...............................................     61
Table of Contents of Statement of Additional Information....     62
Request Form for Statement of Additional Information........     63
Appendix A -- Strategic Variable Funds Subaccounts..........    A-1
Appendix B -- Applicable Premium Tax Rates..................    B-1

                                  DEFINITIONS

As used in this Prospectus, the following terms have the meanings indicated:

ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (see "Annuity Purchase Date" on page 24), or earlier termination of his/her Accumulation Account.

AGGRESSIVE EQUITY PORTFOLIO: Diversified Investors Aggressive Equity Portfolio, a series of Diversified Investors Portfolios.

BALANCED PORTFOLIO: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

CONTRACTHOLDER: a state educational organization or eligible tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations.

CONTRACTS: the group variable annuity contracts offered by TFLIC to Contractholders, IRA Contractholders or NQDC Contractholders as described in this Prospectus.

CORE BOND PORTFOLIO: Diversified Investors Core Bond Portfolio, a series of Diversified Investors Portfolios.

CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

DISC: Diversified Investors Securities Corp., a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and a wholly-owned subsidiary of Diversified.

DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of TFLIC.

DIVERSIFIED INVESTORS PORTFOLIOS: an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

EQUITY GROWTH PORTFOLIO: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

GROWTH & INCOME PORTFOLIO: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

HIGH QUALITY BOND PORTFOLIO: Diversified Investors High Quality Bond Portfolio, a series of Diversified Investors Portfolios.

HIGH YIELD BOND PORTFOLIO: Diversified Investors High Yield Bond Portfolio, a series of Diversified Investors Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

INTERNATIONAL EQUITY PORTFOLIO: Diversified Investors International Equity Portfolio, a series of Diversified Investors Portfolios.

IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

MONEY MARKET PORTFOLIO: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein from amounts contributed by the Plan sponsor or by Plan participants.

PORTFOLIOS: the series of Diversified Investors Portfolios described herein.

PURCHASE PAYMENT: the amount contributed and remitted to TFLIC by an employer on behalf of a Participant.

SPECIAL EQUITY PORTFOLIO: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

STRATEGIC MANAGING BOARD: the Managing Board of the Strategic Variable Funds Account.

STRATEGIC VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Strategic Variable Funds and to which Purchase Payments may be allocated.

STRATEGIC VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Strategic Variable Funds Account that are made available under the Contracts.

UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

VALUATION DATE: each day that the New York Stock Exchange is open for trading.

VALUATION PERIOD: the period between the ending of two successive Valuation
Dates.

VALUE & INCOME PORTFOLIO: Diversified Investors Value & Income Portfolio, a series of Diversified Investors Portfolios.

VARIABLE FUNDS ACCOUNT: a segregated investment account of TFLIC which has been designated Diversified Investors Variable Funds and to which Purchase Payments may be allocated.

VARIABLE FUNDS BOND SUBACCOUNTS: the High Quality Bond, Intermediate Government Bond, Core Bond and High Yield Bond Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS MONEY MARKET SUBACCOUNT: the Money Market Subaccount of the Variable Funds Account, which invests in the Money Market Portfolio of Diversified Investors Portfolios.

VARIABLE FUNDS STOCK SUBACCOUNTS: the Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Subaccounts of the Variable Funds Account, each of which invests in a corresponding series of Diversified Investors Portfolios.

VARIABLE FUNDS SUBACCOUNTS: those Subaccounts of the Variable Funds Account that are made available under the Contracts.

                                    SYNOPSIS

FEE TABLES

The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in the Variable Funds Account or the Strategic Variable Funds Account.

The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series).

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

ANNUAL CONTRACT FEE (MAXIMUM)...............................   $50(1)
ANNUAL CONTRACT FEE (CURRENT)...............................  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
Mortality and Expense Risk Fees (maximum)...................  1.25%(2)
Mortality and Expense Risk Fees (current)...................  1.10%(2)
Account Fees and Expenses...................................   (3)
Total Separate Account Annual Expenses......................   (3)

------------------
(1) TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts. TFLIC has no present intention to impose such a charge, but it may do so in the future.

(2) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

(3) Your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. See the table below for the fees and expenses of each Portfolio. Total Separate Account Annual Fees for each Portfolio (prior to waiver and/or expense reimbursement) are equal to the Total Annual Portfolio Operating Expenses of that Portfolio (listed in the table below) plus the Mortality and Expense Risk Fees (listed above).

The following table shows the minimum and maximum total operating expenses charged by the Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

                                                              MINIMUM    MAXIMUM
                                                              -------    -------
Expenses that are deducted from the assets of the Portfolio    0.28       0.91
  (or the Calvert Series), including management fees and
  other expenses............................................
Expenses after taking account of certain reimbursements or     0.28       0.91
  waivers of expenses and fees..............................

The following table shows the fees and expenses of each Portfolio. Your investment in each Variable Funds Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests. Details concerning the fees and expenses of the Calvert Series are contained in the prospectus for the Calvert Series.

-----------------------------------------------------------------------------------------------------------------------
                                                        HIGH       INTERMEDIATE                    HIGH
                                           MONEY       QUALITY      GOVERNMENT       CORE         YIELD
                                          MARKET        BOND           BOND          BOND          BOND       BALANCED
                                         PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
 Management Fees.......................    0.25         0.35           0.35          0.35          0.55         0.45
-----------------------------------------------------------------------------------------------------------------------
 Other Expenses........................    0.03         0.03           0.07          0.04          0.05         0.07
-----------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating          0.28         0.38           0.42          0.39          0.60         0.52
   Expenses............................
-----------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense                   --           --           0.02            --            --         0.02
   Reimbursement(1)....................
-----------------------------------------------------------------------------------------------------------------------
 Net Expenses..........................    0.28         0.38           0.40          0.39          0.60         0.50
-----------------------------------------------------------------------------------------------------------------------

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                              VALUE &     GROWTH &      EQUITY       SPECIAL      AGGRESSIVE     INTERNATIONAL
                              INCOME       INCOME       GROWTH       EQUITY         EQUITY          EQUITY        CALVERT
                             PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO(2)      PORTFOLIO      SERIES
-------------------------------------------------------------------------------------------------------------------------
 Management Fees...........    0.45         0.60         0.62         0.80           0.77            0.75          0.70
-------------------------------------------------------------------------------------------------------------------------
 Other Expenses............    0.03         0.04         0.03         0.04           0.03            0.12          0.21
-------------------------------------------------------------------------------------------------------------------------
 Total Annual Portfolio        0.48         0.64         0.65         0.84           0.80            0.87          0.91
   Operating Expenses......
-------------------------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense       --           --           --           --             --              --            --
   Reimbursement(1)........
-------------------------------------------------------------------------------------------------------------------------
 Net Expenses..............    0.48         0.64         0.65         0.84           0.80            0.87          0.91
-------------------------------------------------------------------------------------------------------------------------

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(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

(2) The expenses shown for the Aggressive Equity Fund reflect a decrease in the advisory fee effective September 21, 2004.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Annual Contract Fee.........................................  None
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.............................................  0.20%(1)
Mortality and Expense Risk Fees.............................  1.10%(2)
Other Expenses..............................................  None(1)
TOTAL ANNUAL EXPENSES.......................................  1.30%(2)

------------------
(1) Management fees are charged directly to the Strategic Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will also bear, indirectly, its pro rata share of the expenses of the Portfolios in which it invests through the various Variable Funds Subaccounts. Other expenses of the Portfolios are borne by the Portfolios themselves and are not deducted from the Strategic Variable Fund Subaccounts. See below for a table showing the expenses (both before and after waivers and reimbursements) for the Portfolios in which the Variable Funds Subaccounts invest.
(2) TFLIC reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice. These Mortality and Expense Fees are charged to the underlying Variable Funds Subaccounts. Each Strategic Variable Funds Subaccount will bear, indirectly, its pro rata share of the mortality and expense risk fees charged at the Variable Funds Subaccount level.
The following table shows the annual expenses (after waivers and reimbursements) for each Portfolio in which the Strategic Variable Funds Subaccounts will, indirectly, invest. Your investment in each Strategic Variable Funds Subaccount will bear its pro rata share of the Portfolios' fees and expenses.

                                                                                               TOTAL ANNUAL
                                     MANAGEMENT FEE         MANAGEMENT FEE                  PORTFOLIO EXPENSES
                                   (BEFORE WAIVERS AND    (AFTER WAIVERS AND     OTHER      (AFTER WAIVERS AND
                                     REIMBURSEMENTS)       REIMBURSEMENTS)      EXPENSES    REIMBURSEMENTS)(1)
                                   -------------------    ------------------    --------    ------------------
Money Market Portfolio...........         0.25%                 0.25%            0.03%            0.28%
High Quality Bond Portfolio......         0.35%                 0.35%            0.03%            0.38%
Core Bond Portfolio..............         0.35%                 0.35%            0.04%            0.39%
High Yield Bond Portfolio........         0.55%                 0.55%            0.05%            0.60%
Value & Income Portfolio.........         0.45%                 0.45%            0.03%            0.48%
Growth & Income Portfolio........         0.60%                 0.60%            0.04%            0.64%
Equity Growth Portfolio..........         0.62%                 0.62%            0.03%            0.65%
Special Equity Portfolio.........         0.80%                 0.80%            0.04%            0.84%
International Equity Portfolio...         0.75%                 0.75%            0.12%            0.87%

------------------
(1) The investment adviser to each Portfolio has contractually agreed to reimburse certain Portfolio expenses. Each of these agreements has a term of 10 years from the date of this prospectus.

The target weighted expense ratio for the Short Horizon Strategic Allocation Variable Fund is 1.73%, for the Intermediate Horizon Strategic Allocation Variable Fund is 1.78% and for the Intermediate/Long

Horizon Strategic Allocation Variable Fund is 1.87%. The target expense ratio reflects the target allocation to each Variable Funds Subaccount.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Examples
If you (i)surrender your Contract at the end of the applicable time period, (ii) annuitize at the end of the applicable period or (iii) do not surrender your Contract, you would pay the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of any subaccount's future performance) and assume the maximum fees and expenses of any of the Portfolios (or the Calvert Series). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

The following example is based on fees after waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.

                                                       AFTER      AFTER      AFTER      AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market.........................................   $140      $437      $  755      $1,657
High Quality Bond....................................   $151      $468      $  808      $1,768
Intermediate Government Bond.........................   $153      $474      $  818      $1,791
Core Bond............................................   $152      $471      $  813      $1,779
High Yield Bond......................................   $173      $536      $  923      $2,009
Balanced.............................................   $163      $505      $  871      $1,900
Value & Income.......................................   $161      $499      $  860      $1,878
Growth & Income......................................   $177      $548      $  944      $2,052
Equity Growth........................................   $178      $551      $  949      $2,062
Special Equity.......................................   $197      $609      $1,047      $2,264
Aggressive Equity....................................   $207      $640      $1,098      $2,369
Calvert..............................................   $204      $630      $1,083      $2,338
International Equity.................................   $200      $618      $1,062      $2,296

The following example is based on fees after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

                                                       AFTER      AFTER      AFTER      AFTER
                     SUBACCOUNT                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                     ----------                        ------    -------    -------    --------
Money Market.........................................   $156      $483      $  834      $1,824
High Quality Bond....................................   $166      $514      $  887      $1,933
Intermediate Government Bond.........................   $168      $520      $  897      $1,955
Core Bond............................................   $167      $517      $  892      $1,944
High Yield Bond......................................   $188      $582      $1,001      $2,169
Balanced.............................................   $178      $551      $  949      $2,062
Value & Income.......................................   $176      $545      $  939      $2,041
Growth & Income......................................   $192      $594      $1,021      $2,212
Equity Growth........................................   $193      $597      $1,026      $2,222
Special Equity.......................................   $212      $655      $1,124      $2,421
Aggressive Equity....................................   $222      $685      $1,175      $2,524
Calvert..............................................   $219      $676      $1,159      $2,493
International Equity.................................   $215      $664      $1,139      $2,452

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Examples
If you (i) surrender your Contract at the end of the applicable time period,
(ii) annuitize at the end of the applicable time period or (iii) do not surrender your Contract, you would pay, using the target ratios of 1.73%, 1.78% and 1.87%, respectively, the following expenses on a $10,000 investment. These examples assume a 5% return each year (the assumption of a 5% return is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the maximum mortality and expense risk charge of 1.25% which may be imposed by TFLIC.

                                                       AFTER      AFTER      AFTER      AFTER
         STRATEGIC ALLOCATION VARIABLE FUND            1 YEAR    3 YEARS    5 YEARS    10 YEARS
         ----------------------------------            ------    -------    -------    --------
Short Horizon........................................   $176      $545      $  939      $2,041
Intermediate Horizon.................................   $181      $560      $  964      $2,095
Intermediate/Long Horizon............................   $190      $588      $1,011      $2,190

The following example reflects fees charged at the Strategic Variable Funds Account, Variable Funds Account and Portfolio levels after waivers and reimbursements and reflects the imposition of the 1.10% mortality and expense risk charge presently in effect.

                                                       AFTER      AFTER      AFTER      AFTER
STRATEGIC ALLOCATION VARIABLE FUND                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------                     ------    -------    -------    --------
Short Horizon........................................   $191      $591      $1,016      $2,201
Intermediate Horizon.................................   $196      $606      $1,042      $2,254
Intermediate/Long Horizon............................   $205      $634      $1,088      $2,348

FINANCIAL INFORMATION

The following tables contain financial information about the Accounts and are included in the Accounts' Annual Reports. The tables have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Their reports on the financial statements and condensed financial information are included in the Annual Reports. The financial statements and condensed financial information are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (800) 926-0044.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES

                                                                    UNIT VALUE
                                               ----------------------------------------------------
                                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                 2004       2003       2002       2001       2000
                                               --------   --------   --------   --------   --------
Money Market(a)..............................   $18.91     $18.84     $18.81     $18.67     $18.11
High Quality Bond(b).........................   $14.37     $14.32     $14.15     $13.47     $12.58
Intermediate Government Bond(a)..............   $20.03     $19.94     $19.84     $18.52     $17.53
Core Bond(a).................................   $30.38     $29.35     $28.36     $26.24     $24.80
High Yield Bond(b)...........................   $16.58     $15.17     $11.99     $11.87     $11.41
Balanced(a)..................................   $36.13     $33.73     $28.97     $32.55     $34.75
Value & Income(a)............................   $50.32     $45.06     $36.00     $42.95     $44.31
Growth & Income(d)...........................   $24.17     $22.06     $17.96     $23.46     $30.54
Equity Growth(a).............................   $46.70     $43.82     $35.00     $46.26     $58.57
Special Equity(d)............................   $32.43     $29.11     $20.44     $27.32     $28.51
Aggressive Equity(c).........................   $14.50     $13.08     $10.32     $14.21     $20.88
Calvert(a)...................................   $27.87     $26.03     $22.05     $25.38     $27.58
International Equity(e)......................   $19.23     $16.25     $12.30     $14.97     $18.60

                                                                    UNIT VALUE
                                               ----------------------------------------------------
                                               DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                 1999       1998       1997       1996       1995
                                               --------   --------   --------   --------   --------
Money Market(a)..............................   $17.18     $16.45     $15.71     $15.01     $14.35
High Quality Bond(b).........................   $11.72     $11.45     $10.83     $10.34         --
Intermediate Government Bond(a)..............   $16.18     $16.06     $15.13     $14.21     $13.84
Core Bond(a).................................   $22.75     $23.16     $21.67     $20.10     $19.63
High Yield Bond(b)...........................   $12.00     $12.04     $11.84     $10.58         --
Balanced(a)..................................   $35.90     $32.46     $29.12     $24.62     $21.25
Value & Income(a)............................   $40.87     $38.07     $33.98     $26.38     $22.48
Growth & Income(d)...........................   $37.40     $28.83     $21.50     $16.09     $13.29
Equity Growth(a).............................   $70.56     $51.55     $37.98     $30.50     $25.58
Special Equity(d)............................   $30.04     $24.05     $23.40     $18.64     $14.88
Aggressive Equity(c).........................   $24.36     $14.92     $10.57     $10.01         --
Calvert(a)...................................   $28.73     $25.81     $22.40     $18.83     $16.87
International Equity(e)......................   $23.11     $14.15     $12.87     $11.99     $10.53

------------------
(a) Commencement of Operations August 18, 1994.
(b) Commencement of Operations August 20, 1996 at $10.00 unit value.
(c) Commencement of Operations May 10, 1996 at $10.00 unit value.
(d) Commencement of Operations August 24, 1994.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                                                          UNITS OUTSTANDING
                                      ---------------------------------------------------------
                                      DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                        2004        2003        2002        2001        2000
                                      ---------   ---------   ---------   ---------   ---------
Money Market(a).....................  2,129,128   2,380,101   2,581,398   2,552,095   2,204,535
High Quality Bond(b)................  1,698,725   1,792,768   1,543,946   1,273,673     665,610
Intermediate Government Bond(a).....  1,467,906   1,731,895   2,181,036   1,782,182   1,454,739
Core Bond(a)........................  2,036,065   2,165,116   1,933,347   1,999,667   1,645,094
High Yield Bond(b)..................    276,841     269,658     435,401     455,313     391,031
Balanced(a).........................  2,451,834   2,659,711   2,746,878   3,239,258   3,544,661
Value & Income(a)...................  6,901,393   7,055,567   7,207,058   8,115,057   8,022,649
Growth & Income(d)..................  5,739,439   5,922,680   5,579,094   6,231,973   6,519,122
Equity Growth(a)....................  4,783,781   5,092,408   4,727,738   5,510,385   5,838,044
Special Equity(d)...................  3,617,451   3,633,570   3,405,431   3,803,719   3,906,864
Aggressive Equity(c)................  4,092,218   4,268,033   4,103,500   4,373,710   4,446,884
Calvert(a)..........................  1,447,441   1,403,970   1,400,341   1,462,817   1,491,257
International Equity(e).............  3,836,891   3,737,216   3,862,561   4,240,159   3,722,351

                                                           UNITS OUTSTANDING
                                      -----------------------------------------------------------
                                      DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,    DEC. 31,
                                        1999         1998         1997        1996        1995
                                      ---------   ----------   ----------   ---------   ---------
Money Market(a).....................  2,121,184    1,777,954    1,520,230   1,468,262   1,023,590
High Quality Bond(b)................    579,522      393,946      123,847      20,094          --
Intermediate Government Bond(a).....  1,502,336    1,623,414    1,285,250   1,352,706   1,313,065
Core Bond(a)........................  1,710,978    1,572,400      962,769     813,757     638,648
High Yield Bond(b)..................    313,883      203,868       47,081         251          --
Balanced(a).........................  3,878,298    4,184,725    4,125,273   3,889,984   3,011,719
Value & Income(a)...................  8,782,906    9,744,341   10,309,097   9,797,859   8,469,952
Growth & Income(d)..................  6,072,770    5,222,023    2,817,842   1,341,567     388,800
Equity Growth(a)....................  5,844,016    5,391,952    5,421,544   5,425,267   4,460,273
Special Equity(d)...................  3,599,540    3,820,805    3,308,346   2,403,076     730,748
Aggressive Equity(c)................  2,649,773    1,167,284      533,625      81,079          --
Calvert(a)..........................  1,450,380    1,381,200    1,293,126   1,212,176   1,052,208
International Equity(e).............  3,152,866    2,409,233    2,061,367   1,392,586          --

------------------
(a) Commencement of Operations August 18, 1994.
(b) Commencement of Operations August 20, 1996 at $10.00 unit value.
(c) Commencement of Operations May 10, 1996 at $10.00 unit value.
(d) Commencement of Operations August 24, 1994.
(e) The International Equity Subaccount fully redeemed its shares in the Scudder Variable Life Fund on October 18, 1996, and invested the proceeds in the International Equity series of Diversified Investors Portfolios. The unit value continued after the change in investment options.

                        CONDENSED FINANCIAL INFORMATION
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES

                                       SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                   ---------------------------------------------------------
                                      YEAR            YEAR            YEAR           YEAR
                                     ENDING          ENDING          ENDING         ENDING
                                    DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                      2004            2003            2002           2001
                                   -----------     -----------     ----------     ----------
Net Investment Income (Loss).....  $     (0.03)    $     (0.03)    $    (0.03)    $    (0.03)
Net realized and unrealized gains
 on securities...................  $      0.57     $      0.83     $     0.42     $     0.60
Net increase in accumulation unit
 value...........................  $      0.54     $       .80     $     0.39     $     0.57
Accumulation unit value at
 beginning of period.............  $     14.14     $     13.34     $    12.95     $    12.38
Accumulation unit value at end of
 period..........................  $     14.68     $     14.14     $    13.34     $    12.95
Total return.....................         3.82%           6.00%          3.01%          4.60%
Net assets, end of year..........  $10,191,299     $10,505,127     $9,085,611     $7,013,073
Expenses to average net assets...         0.20%           0.20%          0.20%          0.20%
Net investment loss to average
 net assets......................        (0.20)%         (0.20)%        (0.20)%        (0.20)%
Portfolio turnover rate..........           50%            109%            55%            68%
Number of accumulation units
 outstanding at end of period....      694,223         742,956        680,929        541,638

                                     SHORT HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                   -----------------------------------------------------
                                      YEAR           YEAR           YEAR          YEAR
                                     ENDING         ENDING         ENDING        ENDING
                                    DEC. 31,       DEC. 31,       DEC. 31,      DEC. 31,
                                      2000           1999           1998          1997
                                   ----------     ----------     ----------     --------
Net Investment Income (Loss).....  $    (0.02)    $    (0.02)    $    (0.02)    $  (0.02)
Net realized and unrealized gains
 on securities...................  $     0.77     $     0.15     $     0.67     $   0.87
Net increase in accumulation unit
 value...........................  $     0.75     $     0.13     $     0.65     $   0.85
Accumulation unit value at
 beginning of period.............  $    11.63     $    11.50     $    10.85     $  10.00
Accumulation unit value at end of
 period..........................  $    12.38     $    11.63     $    11.50     $  10.85
Total return.....................        6.45%          1.13%          5.99%        8.50%
Net assets, end of year..........  $3,498,791     $2,523,200     $1,785,312     $758,526
Expenses to average net assets...        0.20%          0.20%          0.20%        0.20%
Net investment loss to average
 net assets......................       (0.20)%        (0.20)%        (0.20)%      (0.20)%
Portfolio turnover rate..........          87%            84%           223%         394%
Number of accumulation units
 outstanding at end of period....     282,579        216,926        155,246       69,892

                                       INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                      -----------------------------------------------------------
                                         YEAR            YEAR            YEAR            YEAR
                                        ENDING          ENDING          ENDING          ENDING
                                       DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                         2004            2003            2002            2001
                                      -----------     -----------     -----------     -----------
Net Investment Income (Loss).....     $     (0.03)    $     (0.03)    $     (0.03)    $     (0.03)
Net realized and unrealized gains
 on securities...................     $      1.01     $      1.97     $     (1.06)    $     (0.46)
Net increase in accumulation unit
 value...........................     $      0.98     $      1.94     $     (1.09)    $     (0.49)
Accumulation unit value at
 beginning of period.............     $     14.52     $     12.58     $     13.67     $     14.16
Accumulation unit value at end of
 period..........................     $     15.50     $     14.52     $     12.58     $     13.67
Total return.....................            6.75%          15.42%          (7.97)%         (3.46)%
Net assets, end of year..........     $28,720,023     $25,770,371     $20,134,380     $21,693,802
Expenses to average net assets...            0.20%           0.20%           0.20%           0.20%
Net investment loss to average
 net assets......................           (0.20)%         (0.20)%         (0.20)%         (0.20)%
Portfolio turnover rate..........              28%             87%             53%             92%
Number of accumulation units
 outstanding at end of period....       1,853,382       1,775,258       1,600,072       1,586,623

                                   INTERMEDIATE HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                   ---------------------------------------------------------
                                      YEAR            YEAR            YEAR           YEAR
                                     ENDING          ENDING          ENDING         ENDING
                                    DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                      2000            1999            1998           1997
                                   -----------     -----------     ----------     ----------
Net Investment Income (Loss).....  $     (0.03)    $     (0.03)    $    (0.02)    $    (0.02)
Net realized and unrealized gains
 on securities...................  $     (0.16)    $      1.70     $     1.29     $     1.43
Net increase in accumulation unit
 value...........................  $     (0.19)    $      1.67     $     1.27     $     1.41
Accumulation unit value at
 beginning of period.............  $     14.35     $     12.68     $    11.41     $    10.00
Accumulation unit value at end of
 period..........................  $     14.16     $     14.35     $    12.68     $    11.41
Total return.....................        (1.32)%         13.17%         11.13%         14.10%
Net assets, end of year..........  $18,239,055     $15,953,762     $8,820,613     $3,362,873
Expenses to average net assets...         0.20%           0.20%          0.20%          0.20%
Net investment loss to average
 net assets......................        (0.20)%         (0.20)%        (0.20)%        (0.20)%
Portfolio turnover rate..........           98%             81%           129%           419%
Number of accumulation units
 outstanding at end of period....    1,287,928       1,111,519        695,501        294,712

                                                INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                             -------------------------------------------------------------------
                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDING        ENDING        ENDING        ENDING        ENDING
                                              DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,
                                                2004          2003          2002          2001          2000
                                             -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)...............  $     (0.03)  $     (0.03)  $     (0.03)  $     (0.03)  $     (0.03)
Net realized and unrealized gains on
 securities................................  $      1.26   $      2.47   $     (1.86)  $     (1.03)  $     (0.62)
Net increase in accumulation unit value....  $      1.23   $      2.44   $     (1.89)  $     (1.06)  $     (0.65)
Accumulation unit value at beginning of
 period....................................  $     14.83   $     12.39   $     14.28   $     15.34   $     15.99
Accumulation unit value at end of period...  $     16.06   $     14.83   $     12.39   $     14.28   $     15.34
Total return...............................         8.29%        19.69%       (13.24)%       (6.91)%       (4.07)%
Net assets, end of year....................  $40,122,473   $34,716,992   $23,622,845   $26,797,935   $25,424,342
Expenses to average net assets.............         0.20%         0.20%         0.20%         0.20%         0.20%
Net investment loss to average net
 assets....................................        (0.20)%       (0.20)%       (0.20)%       (0.20)%       (0.20)%
Portfolio turnover rate....................           34%           98%           49%           44%           59%
Number of accumulation units outstanding at
 end of period.............................    2,497,752     2,340,332     1,906,765     1,873,995     1,656,966

                                             INTERMEDIATE/LONG HORIZON STRATEGIC VARIABLE FUNDS SUBACCOUNT
                                             --------------------------------------
                                                YEAR          YEAR          YEAR
                                               ENDING        ENDING        ENDING
                                              DEC. 31,      DEC. 31,      DEC. 31,
                                                1999          1998          1997
                                             -----------   -----------   ----------
Net Investment Income (Loss)...............  $     (0.03)  $     (0.02)  $    (0.02)
Net realized and unrealized gains on
 securities................................  $      2.54   $      1.62   $     1.90
Net increase in accumulation unit value....  $      2.51   $      1.60   $     1.88
Accumulation unit value at beginning of
 period....................................  $     13.48   $     11.88   $    10.00
Accumulation unit value at end of period...  $     15.99   $     13.48   $    11.88
Total return...............................        18.62%        13.47%       18.80%
Net assets, end of year....................  $20,592,888   $11,296,845   $4,222,735
Expenses to average net assets.............         0.20%         0.20%        0.20%
Net investment loss to average net
 assets....................................        (0.20)%       (0.20)%      (0.20)%
Portfolio turnover rate....................           72%          143%         455%
Number of accumulation units outstanding at
 end of period.............................    1,288,011       838,229      355,329

THE CONTRACTS

The Group Variable Annuity Contracts (the "Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, and IRA Contractholders and for taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation ("NQDC") Contracts. The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans of taxed organizations and tax-exempt organizations eligible to maintain such Plans. The
Section 403(b) Contract will provide tax-deferred annuities for employees of non-governmental tax-exempt and state educational organizations. The Section 457 Contract will provide deferred compensation to employees of governmental tax-exempt organizations. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the NQDC Contracts will fund benefits for select employees of taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

With respect to the Section 401(a), Section 401(k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant.

THE ACCOUNTS

Purchase Payments under the Contracts are allocated to one of two segregated investment accounts of Transamerica Financial Life Insurance Company, which have been designated the Diversified Investors Variable Funds (the "Variable Funds Account") and the Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account", and, together with the Variable Funds Account, the "Accounts").

The Variable Funds Account

The Variable Funds Account is divided into thirteen Subaccounts (the "Variable Funds Subaccounts"), twelve of which correspond to Diversified Investors Portfolios' Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, High Yield Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity, Aggressive Equity and International Equity Portfolios, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Variable Funds Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value. See "Diversified Investors Portfolios" at page 13 and "Calvert Series" at page 12.

Diversified Investors Portfolios is an open-ended, diversified management investment company which has twelve series with differing investment objectives available under the Contracts. Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of TFLIC. DISC, a wholly-owned subsidiary of Diversified, is the principal placement agent.

The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert"), an open-end management investment company whose investment adviser is Calvert Asset Management Company, Inc. The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Prospectus.

The value of a Participant's Accumulation Account maintained in a Variable Funds Subaccount will vary based upon the investment experience of the corresponding Portfolio or Calvert Series to which Purchase Payments are allocated.

The Strategic Variable Funds Account

The Strategic Variable Funds Account is divided into three Subaccounts (the "Strategic Variable Funds Subaccounts"), the Diversified Investors Short Horizon Strategic Allocation Variable Fund, the Diversified Investors Intermediate Horizon Strategic Allocation Variable Fund and the Diversified Investors Intermediate/Long Horizon Strategic Allocation Variable Fund.

Diversified is the investment adviser to each Strategic Variable Funds Subaccount and seeks to achieve the investment objective of each Strategic Variable Funds Subaccount by investing in a diversified portfolio of units issued by the Variable Funds Subaccounts. There are currently eleven Variable Funds Subaccounts with varying investment objectives available for investment by the Strategic Variable Funds Subaccounts; the Balanced Subaccount and the Calvert Series Subaccount are not available to the Strategic Variable Funds Subaccounts. See "Diversified Investors Strategic Variable Funds" at page 15. As noted above, the assets in each Variable Funds Subaccount are invested in a corresponding series of Diversified Investors Portfolios. See "Diversified Investors Portfolios" at page 13.

The value of a Participant's Accumulation Account maintained in a Strategic Variable Funds Subaccount will vary based upon the investment experience of the various Variable Funds Subaccounts and their corresponding Portfolios to which Purchase Payments are allocated.

CHARGES

TFLIC makes daily charges against the net assets of the Variable Funds Subaccounts at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. The annual rate charged is 1.10% consisting of .70% for mortality risks and .40% for administrative expense risk. However, TFLIC reserves the right to charge a maximum fee of 1.25% upon notice thereof. See "Charges -- Charges for Mortality and Expense Risks" on page 17.

Diversified, as investment adviser to each Strategic Variable Funds Subaccount, imposes a charge against the net assets of each Strategic Variable Funds Subaccount, computed daily, at an annual rate of .20% for investment advisory and other services.

In addition, TFLIC reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account. See "Charges -- Annual Contract Charge" on page 17.

In addition to the charges set forth above, Diversified, which serves as investment adviser to each Portfolio, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each Portfolio or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses. See "Charges -- Investment Management Fees" on page 18.

Premium taxes may be payable on annuity considerations. See "Charges -- Premium Tax" on page 18.

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

Each Participant must direct Purchase Payments to the Variable Funds Account or the Strategic Variable Funds Account, or a combination of the two. Each Participant must also designate Subaccounts within each Account to which Purchase Payments will be directed. Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the underlying Portfolio or the Calvert Series, as appropriate, and, in the case of the Strategic Variable Funds Subaccounts, the investment experience of the Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest. See "Credit of Purchase Payments" on page 22.

REDEMPTION

A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his/her death all or a portion of the Units credited to his/her Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code. See "Federal Income Tax Status" on page 29.

TRANSFERS

A Participant may transfer Units back and forth between the Variable Funds Account and the Strategic Variable Funds Account. A participant also may transfer Units among the various Variable Funds Subaccounts and among the various Strategic Variable Funds Subaccounts to the extent permitted under the transfer or exchange procedures of any Portfolio in which a Variable Funds Subaccount or Strategic Variable Funds Subaccount is invested. See "Diversified Investors Portfolios" beginning on page 37. In any case, no transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. TFLIC may impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (800) 926-0044. See "Transfers" on page 21. TFLIC reserves the right to discontinue allowing telephone transfers.

FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term participants in the segregated investment accounts that invest in the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term participants may be reduced when allocations by other participants are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Variable Funds and Strategic Variable Funds Accounts and their long term participants, the Adviser has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, an Account may limit additional allocations of purchase payments directed to the Accounts by Participants who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, the Adviser has not adopted any specific restrictions on allocations of purchase payments, but each Account reserves the right to reject any allocation with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be obvious market timing, the Adviser will seek to block future allocations of purchase payments by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Account may permit the account holder to justify the activity.

The Accounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Boards reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Accounts or other techniques that may be adopted in the future, may not be effective. Shares of the Accounts are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. An Account's ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts.

As noted above, if an Account is unable to detect and deter trading abuses, the Account's performance, and its long term Participants, may be harmed. In addition, because the Accounts have not adopted any specific limitations or restrictions on allocations of purchase payments, Participants may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. The Accounts will provide advance notice to Participants shareholders and prospective Contract holders investors of any specific restrictions allocations of purchase payments that Diversified may adopt in the future. Because the Accounts apply their policies in discretionary manner, different account holders may be treated differently.

Additionally, the Accounts have adopted policies and procedures to prevent the selective release of information about the underlying mutual funds' portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Accounts' policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

PAYMENT OPTIONS

Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. See "Payment Options" on page 24.

VOTING RIGHTS

To the extent required by law, TFLIC will vote the interests in the Portfolios and the Calvert Series held in the Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. Similarly, to the extent required by law, TFLIC will vote the interests in the Variable Funds Subaccounts held in the Strategic Variable Funds Subaccounts in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. In each case, the Contractholders will instruct TFLIC in accordance with the instructions received from Participants. See "Voting Rights" on page 26.

DEATH BENEFIT

If a Participant dies before the Annuity Purchase Date, subject to the terms of any underlying Plan the Accumulation Account value will be paid to his/her beneficiary in a lump sum. See "Death Benefit" on page 23.

DISTRIBUTION OF THE CONTRACTS

DISC will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. See "Distribution of the Contracts" on page 29.

                                     TFLIC

Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc.) is a stock life insurance company which was organized under the laws of the State of New York on October 3, 1947. TFLIC is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. TFLIC's principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (800) 926-0044.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

Diversified Investors Variable Funds (the "Variable Funds Account") was established by TFLIC under New York Insurance Law on November 30, 1993 as a separate account. The Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Variable Funds Account. TFLIC is the legal holder of the assets in the Variable Funds Account and will at all times maintain assets in the Variable Funds Account with a total market value at least equal to the contract liabilities for the Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Variable Funds Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Variable Funds Account. For state law purposes, the Variable Funds Account is treated as a part or division of TFLIC.

There are currently thirteen Subaccounts within the Variable Funds Account which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert, Inc."), an open-end management investment company registered with the SEC under the 1940 Act. The other Variable Funds Subaccounts invest in corresponding series (the "Portfolios") of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and the Portfolios. A description of the Calvert Series, its investment objects, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations are contained in the accompanying prospectus for the Calvert Series. Descriptions of the Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 36. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Variable Funds Subaccounts in light of current market conditions and the investment risks attendant to investment in the various Portfolios and the Calvert Series.

CALVERT SERIES

The Calvert Series is a series of Calvert, Inc., a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Calvert, Inc. are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Calvert, Inc. will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Calvert, Inc. that such a material conflict exists, then TFLIC will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk disclosure, see the Calvert Series prospectus which follows this Prospectus. The Calvert Series Subaccount of the Variable Funds Account will purchase and redeem shares from the Calvert Series at net asset value.

The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

Each of the other twelve Variable Funds Subaccounts invests exclusively in a corresponding Portfolio, as set forth below:

VARIABLE FUNDS SUBACCOUNT                                            SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
-------------------------                                            ------------------------------------------
Diversified Investors Variable Funds Money Market
  Subaccount...............................................  Diversified Investors Money Market Portfolio (the "Money
                                                             Market Portfolio")
Diversified Investors Variable Funds High Quality Bond
  Subaccount...............................................  Diversified Investors High Quality Bond Portfolio (the
                                                             "High Quality Bond Portfolio")
Diversified Investors Variable Funds Intermediate
  Government Bond Subaccount...............................  Diversified Investors Intermediate Government Bond
                                                             Portfolio (the "Intermediate Government Bond Portfolio")
Diversified Investors Variable Funds Core Bond
  Subaccount...............................................  Diversified Investors Core Bond Portfolio (the "Core Bond
                                                             Portfolio")
Diversified Investors Variable Funds High Yield Bond
  Subaccount...............................................  Diversified Investors High Yield Bond Portfolio (the "High
                                                             Yield Bond Portfolio")
Diversified Investors Variable Funds Balanced Subaccount...  Diversified Investors Balanced Portfolio (the "Balanced
                                                             Portfolio")
Diversified Investors Variable Funds Value & Income
  Subaccount...............................................  Diversified Investors Value & Income Portfolio (the "Value
                                                             & Income Portfolio")
Diversified Investors Variable Funds Growth & Income
  Subaccount...............................................  Diversified Investors Growth & Income Portfolio (the
                                                             "Growth & Income Portfolio")

VARIABLE FUNDS SUBACCOUNT                                            SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
-------------------------                                            ------------------------------------------
Diversified Investors Variable Funds Equity Growth
  Subaccount...............................................  Diversified Investors Equity Growth Portfolio (the "Equity
                                                             Growth Portfolio")
Diversified Investors Variable Funds Special Equity
  Subaccount...............................................  Diversified Investors Special Equity Portfolio (the
                                                             "Special Equity Portfolio")
Diversified Investors Variable Funds Aggressive Equity
  Subaccount...............................................  Diversified Investors Aggressive Equity Portfolio (the
                                                             "Aggressive Equity Portfolio")
Diversified Investors Variable Funds International Equity
  Subaccount...............................................  Diversified Investors International Equity Portfolio (the
                                                             "International Equity Portfolio")

Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

Diversified acts as investment adviser and administrator to each Portfolio. Diversified has contracted with one or more subadvisers for certain investment advisory services for each Portfolio. The investment objectives of the Portfolios currently available under the Contracts through Variable Funds Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the Portfolios will be met.

MONEY MARKET PORTFOLIO: To provide liquidity and as high a level of income as is consistent with the preservation of capital.

HIGH QUALITY BOND PORTFOLIO: To provide a high risk-adjusted return while focusing on the preservation of capital.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO: To provide as high a level of current income as is consistent with the preservation of capital.

CORE BOND PORTFOLIO: To achieve maximum total return.

HIGH YIELD BOND PORTFOLIO: To provide a high level of current income.

BALANCED PORTFOLIO: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

VALUE & INCOME PORTFOLIO: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

GROWTH & INCOME PORTFOLIO: To provide capital appreciation and current income.

EQUITY GROWTH PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

SPECIAL EQUITY PORTFOLIO: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

AGGRESSIVE EQUITY PORTFOLIO: To provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

INTERNATIONAL EQUITY PORTFOLIO: To provide a high level of long-term capital appreciation primarily through investment in a diversified portfolio of securities of foreign issuers.

See "Diversified Investors Portfolios" at page 37 and the Statement of Additional Information for more information on each of the Portfolios described above.

                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Account") was established by TFLIC under New York Insurance Law on April 15, 1996 as a non-diversified separate account. The Strategic Variable Funds Account will hold assets that are segregated from all of TFLIC's other assets and at present are used only to support Contracts for which Purchase Payments have been allocated to the Strategic Variable Funds Account. TFLIC is the legal holder of the assets in the Strategic Variable Funds Account and will at all times maintain assets in the Strategic Variable Funds Account with a total market value at least equal to the contract liabilities for the Strategic Variable Funds Account. The obligations under the Contracts are obligations of TFLIC. Income, gains, and losses, whether or not realized, from assets allocated to the Strategic Variable Funds Account, are, in accordance with the Contracts, credited to or charged against the Strategic Variable Funds Account without regard to other income, gains, or losses of TFLIC. The assets in the Strategic Variable Funds Account may not be charged with liabilities which arise from any other business TFLIC conducts. The Strategic Variable Funds Account assets may include accumulation of the charges TFLIC makes against a Contract participating in the Strategic Variable Funds Account. From time to time, any such additional assets may be transferred in cash to TFLIC's general account.

The Strategic Variable Funds Account is registered with the SEC under the 1940 Act as a management investment company, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Strategic Variable Funds Account. For state law purposes, the Strategic Variable Funds Account is treated as a part or division of TFLIC.

The investment objectives of the Strategic Variable Funds Subaccounts currently available under the Contracts are described briefly below. There can be no assurance that the investment objectives of any of the Strategic Variable Funds Subaccounts will be met. Each of the Strategic Variable Funds Subaccount's objectives may be changed without the approval of a majority of interest holders.

SHORT HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high level of income and preservation of capital.

INTERMEDIATE HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide a high total investment return.

INTERMEDIATE/LONG HORIZON STRATEGIC ALLOCATION VARIABLE FUND: To provide long-term growth of capital and growth of income.

As a fundamental policy, each Strategic Variable Funds Subaccount offers a professionally managed asset allocation investment program by investing in a combination of the Variable Funds Subaccounts (other than the Intermediate Government Bond, Balanced, Aggressive Equity and Calvert Series Subaccounts) described above. These Variable Funds Subaccounts in turn invest in the Portfolios. Consistent with its investment objective, each Strategic Variable Funds Subaccount will allocate its assets among the Variable Funds Subaccounts according to Diversified's outlook for the economy, financial markets and relative market valuation of the Variable Funds Subaccounts and the underlying Portfolios. Each Strategic Variable Funds Subaccount's share price will fluctuate with changing market conditions and the value of the Variable Funds Subaccounts in which it invests. Purchase Payments should not be allocated to the Strategic Variable Funds Subaccounts for short-term financial needs nor used to play short-term swings in the stock or bond markets. The Strategic Variable Funds Subaccounts cannot guarantee that they will achieve their objectives.

As noted above, each Variable Funds Subaccount is a subaccount of the Variable Funds Account. Each Variable Funds Subaccount available under the Strategic Variable Funds Subaccounts seeks to achieve its investment objective by investing all of its assets in a corresponding Portfolio. See "Diversified Investors Variable Funds" above at page 11 and the Statement of Additional Information for more information on the Variable Funds Subaccounts. See "Diversified Investors Portfolios" below at page 37 and the Statement of Additional Information for more information on the Portfolios.

The following chart shows approximately how much of the assets of each Variable Funds Subaccount are invested in the Bond, Stock and Money Market Subaccounts. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time. Under severe market conditions, Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Variable Funds Money Market Subaccount. For more information on allocations to the underlying Subaccounts, see Appendix A.

-------------------------------------------------------------------------------------------------
                                                                NORMAL APPROXIMATE ALLOCATIONS
-------------------------------------------------------------------------------------------------
                                                                BOND        STOCK    MONEY MARKET
                                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                89.75%      10.00%       0.25%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                         49.75%      50.00%       0.25%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                    29.75%      70.00%       0.25%
-------------------------------------------------------------------------------------------------

MANAGEMENT

Subject to such policies as the Board of Directors of TFLIC may determine and pursuant to the Investment Advisory Agreement with TFLIC with respect to the Strategic Variable Funds Subaccounts, Diversified Investment Advisors, Inc. manages the assets of each Strategic Variable Funds Subaccount in accordance with the investment policies approved by the Board of Directors of TFLIC. Subject to such policies, Diversified provides general investment advice to each Strategic Variable Funds Subaccount. Diversified is also the investment adviser of each of the Portfolios and the Diversified Investors Strategic Allocation Funds. For its services under the Investment Advisory Agreement, Diversified receives from each Strategic Variable Funds Subaccount fees accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

Diversified's address is 4 Manhattanville Road, Purchase, New York 10577. Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON n.v., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

The management of each Strategic Variable Funds Subaccount's business and affairs is the responsibility of the Board of Directors of TFLIC. The Board of Directors of TFLIC has established a managing board (the "Strategic Managing Board") and has delegated certain responsibilities for the operation of the Strategic Variable Funds Subaccounts to the Strategic Managing Board. A majority of the members of the Strategic Managing Board will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the members of the Strategic Managing Board also serve in similar positions with the Portfolios. Thus, if the interests of a Strategic Variable Funds Subaccount and the Portfolios were ever to become divergent, it is possible that a conflict of interest could arise and affect how these persons fulfill their fiduciary duties to that Strategic Variable Funds Subaccount and the Portfolios. The Strategic Managing Board believes they have structured each Strategic Variable Funds Subaccount to avoid these concerns. However, it is conceivable that a situation could occur where proper action for a Strategic Variable Funds Subaccount could be adverse to the interests of a Portfolio, or vice versa. If such a possibility arises, the Trustees/Directors and Officers of the affected funds and Diversified will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Before approving any advisory contract, the Strategic Managing Board, including a majority of the members who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, must find that advisory fees charged under such contract are based on services provided that are in addition to, rather than duplicative of, services provided pursuant to any Portfolio advisory contract.

INVESTMENT RESTRICTIONS

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Strategic Variable Funds Subaccounts. Under its investment restrictions, each Subaccount may borrow money in an amount not to exceed 30% of the Subaccount's assets. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Subaccount's securities is not a violation of policy.

                                    CHARGES

Following is a discussion of various charges relating to an investment in either the Variable Funds Account or the Strategic Variable Funds Account. To the extent that charges are made against the Variable Funds Subaccounts, a pro rata share of these charges will ultimately be borne by Strategic Variable Funds Subaccounts investing in the Variable Funds Subaccounts.

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against the Variable Funds Subaccounts for mortality and expense risks assumed by TFLIC are computed and deducted from the value of the net assets of the Variable Funds Subaccounts. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of the Variable Funds Subaccounts. The daily charge will be deducted from the net asset value of each Variable Funds Subaccount on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in the Variable Funds Subaccounts. Of this charge, TFLIC estimates that 0.80% is for mortality risk and 0.45% is for expense risk. The daily charge from the Variable Funds Subaccounts, based on an annual mortality and expense risk rate of 1.10% (0.70% for mortality risks and 0.40% for administrative expense risks) is 0.0030137%.

The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. TFLIC believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

Sales distribution expenses and any other expenses in excess of the described charges will be paid from TFLIC's general account and not directly from any Subaccount or from the mortality and expense risk charges. However, asset charges for TFLIC's assumption of mortality and expense risks might be a source of contribution to the surplus in TFLIC's general account.

ANNUAL CONTRACT CHARGE

TFLIC reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse TFLIC for administrative expenses relating to the maintenance of the Contracts. TFLIC has no present intention to impose such a charge; however, TFLIC may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. TFLIC also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future where circumstances exist that result in differences in TFLIC's costs or in the services required from TFLIC. For example, waivers may be granted for Contractholders with large numbers of participants with large account balances or for Contractholders which assume certain administrative expenses which TFLIC would otherwise bear. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. TFLIC does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEES

The Variable Funds Subaccounts

Because the Variable Funds Subaccounts purchase interests in the Portfolios and the Calvert Series, the net assets of the Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios and the Calvert Series, as applicable.

Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 49.

Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. CAMCO is the investment adviser for over 25 mutual funds, including the first and largest family of socially screened funds. As of March 31, 2005, CAMCO had over $10 billion in assets under management.

CAMCO uses a team approach to its management of the Calvert Series. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of all Calvert Funds for CAMCO. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.

Calvert, Inc. has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with subadvisers without shareholder approval.

The Strategic Variable Funds Subaccounts

For its services as investment adviser to the Strategic Variable Funds Subaccounts, Diversified receives fees, accrued daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Strategic Variable Funds Subaccount.

Because the Strategic Variable Funds Subaccounts purchase interests in the Variable Funds Subaccounts, which, in turn, purchase interests in the Portfolios, the net assets of the Strategic Variable Funds Subaccounts will reflect the investment management fee and other expenses incurred by the Portfolios. Diversified serves as the investment adviser to each Portfolio. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, see "Management of Diversified Investors Portfolios" at page 49.

PREMIUM TAX

Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0.5% to 3.5%. Attached as Appendix B is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

Each form of Contract is available for purchase by organizations eligible to maintain the particular type of underlying Plan. The purchaser is responsible for determining its eligibility to maintain any particular type of underlying Plan. Governmental tax-exempt organizations may purchase a Section 457 Contract. State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers of 403(b) Contracts. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of tax-exempt organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) Contract but generally only non-governmental tax-exempt organizations as well as taxed organizations may purchase a Section 401(k) or an NQDC Contract.

OWNERSHIP

The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

The Section 401(a), Section 401(k), Section 457 and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary reduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments to the Variable Funds Account may be allocated among any of the Variable Funds Subaccounts. Similarly, Purchase Payments to the Strategic Variable Funds Account may be allocated among any of the Strategic Variable Funds Subaccounts.

All Purchase Payments credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

Since the Contracts are intended to implement the Plans of eligible purchasing organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

There are no stipulated or required Purchase Payments to be made under the Contract, and there is no specified limitation on the amount of Purchase Payments that may be so made. Except for the 15 days prior to a Participant's Annuity Purchase Date (see "Annuity Purchase Date" on page 24) during which no Purchase Payments will be accepted by TFLIC, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant or the terms of the underlying Plan. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

403(b) Contract

In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not TFLIC, to give written notice thereof to Participants.

401(a) Contract/401(k) Contract and NQDC Contracts

If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not TFLIC's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

457 and 408(IRA) Contracts

If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, TFLIC shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by TFLIC in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not TFLIC, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, TFLIC upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

A Participant may transfer all or a portion of his/her Accumulation Account in the Diversified Investors Variable Funds or the Diversified Investors Strategic Variable Funds among the various Subaccounts of that Account. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While TFLIC has no present intention to do so, TFLIC reserves the right to impose transfer charges at a later date.

Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Portfolio, Value & Income Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Calvert Series or International Equity Portfolio. Transfers from the Section 403(b), 401(a) and
(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Strategic Variable Funds Contracts are permitted only to the Intermediate Strategic Allocation Variable Fund or the Intermediate/Long Strategic Allocation Variable Fund.

Certain other restrictions which apply to transfers from the TFLIC Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts or the Diversified Investors Strategic Variable Funds Contracts are contained in the TFLIC Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by TFLIC may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. TFLIC will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that TFLIC fails to use reasonable procedures to verify the genuineness of telephone instructions, TFLIC may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY TFLIC

Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, TFLIC reserves the right to make the following changes:

  (1) To operate the Diversified Investors Variable Funds and the Diversified Investors Strategic Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

  (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

  (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to TFLIC's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

  (4) To substitute, for the interests in a Portfolio or the Calvert Series held in any Variable Funds Subaccount, interests in another Portfolio or interests in another investment company or any other investment permitted by law; and

  (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds or the Contracts.

TFLIC will exercise its right to make any of these changes when, in TFLIC's judgment, such change is in the best interests of Contractholders and Participants and/or such change is required under applicable law.
Contractholders will be notified of any changes and Participants will be notified of any changes that result in a material change in their Contract or in the investment options thereunder.

                          CREDIT OF PURCHASE PAYMENTS

A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by TFLIC at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by TFLIC is made complete, provided that if such information is not made complete within five business days after receipt
(i) the prospective Participant will be informed of the reasons for the delay, and (ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to TFLIC retaining the Purchase Payment until such information is made complete.

Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by TFLIC.

ALLOCATION OF PURCHASE PAYMENTS

Upon receipt of a Purchase Payment, it will be credited to the Account and the Subaccount or Subaccounts thereof designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

Allocation instructions may be changed at any time by sending to TFLIC a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by TFLIC. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. TFLIC reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

The Variable Funds Subaccounts

The Unit value for a Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Variable Funds Subaccount in the Portfolio or the Calvert Series in which the Variable Funds Subaccount invests; and

  (b) is the mortality and expense risk charge accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

The Strategic Variable Funds Subaccounts

The Unit value for a Strategic Variable Funds Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

  (a) is the aggregate net asset value on the Valuation Date of all investments by the Strategic Variable Funds Subaccount in the Variable Funds Subaccounts; and

  (b) is the investment advisory fee accrued as of that Valuation Date; and

  (c) is the total number of Units held in the Strategic Variable Funds Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

TFLIC values the investment of each Strategic Variable Funds Subaccount at the respective unit values of the Variable Funds Subaccounts invested in. The unit values of such Variable Funds Subaccounts are, in turn, determined by the valuation practices of the underlying Portfolios. The Portfolios value the securities of the Money Market Portfolio based on the amortized cost method of valuation. Securities of other Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available or when a significant event is believed to have occurred between the time at which a market price is determined but prior to which the Portfolio's net asset value is determined (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated), assets are valued using fair value procedures under the direction of the Board of Trustees of the Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of the Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

                                 DEATH BENEFIT

Under Section 403(b), Section 457, and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (see "Annuity Purchase Date" on page 24), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. See "Section 403(b) Annuities" on page 30. Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by TFLIC. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, subject to the terms of any underlying Plan the remaining value will be paid in the following order: Participant's (1) spouse, (2) children, (3) parents, (4) siblings and (5) estate.

For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. See "Federal Income Tax Status" on page 29.

The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by TFLIC is received by TFLIC. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in the Portfolios or the Calvert Series held by Variable Funds Subaccounts is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

A withdrawal will generally have federal income tax consequences which may include penalties. See "Federal Income Tax Status" on page 29.

With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited. In each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                PAYMENT OPTIONS

With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by TFLIC on his/her Annuity Purchase Date. See above for "Redemption During the Accumulation Period". However, Section 401(a),
Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

The Annuity Purchase Date is the first day of the month coincident with or following the receipt by TFLIC of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age

70 1/2 or, except in the case of 408(IRA) Contracts, retires at which time an election to receive an annuity or lump sum benefit must be made.

In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by TFLIC of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

Fixed Annuity payments are not made from the Variable Funds Account or the Strategic Variable Funds Account but are made from the general account of TFLIC which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

The following Fixed Annuity options may be available:

   (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

   (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

  (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

   (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

        If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

   (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lesser percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by TFLIC on the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, TFLIC shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

The annuitant's beneficiary may direct in writing to TFLIC that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date TFLIC receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

The Variable Funds Subaccounts

The assets held in the Variable Funds Subaccounts will be invested in the Portfolios or the Calvert Series, as applicable. TFLIC is the legal holder of the interests and shares held in a Variable Funds Subaccount and as such has the right to vote to elect the governing boards of Diversified Investors Portfolios and Calvert, Inc., to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, TFLIC will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions. The record date for any such vote shall be selected by the governing boards of Diversified Investors Portfolios or Calvert Series.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Variable Funds Subaccount, with fractional votes for amounts less than $100. These votes, are converted into a proportionate number of votes in beneficial interests in a Portfolio or shares of the Calvert Series. Interests held in each Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the Portfolio or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Variable Funds Subaccount. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in each Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing boards of Diversified Investors Portfolios or Calvert, Inc.; (2) ratification of the independent accountant of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of changes in the Investment Advisory Agreement for a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s) with certain exceptions; (4) any change in the fundamental investment policies of a Portfolio or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the investors in Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios, pursuant to approval by the Board of Trustees, under certain circumstances to enter into and materially amend contracts with subadvisers without the approval of the investors of the applicable Portfolio. Investors in all of the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

The Strategic Variable Funds Subaccounts

The assets held in the Strategic Variable Funds Subaccounts will be invested in units of the Variable Funds Subaccounts. TFLIC is the legal holder of the units in the Strategic Variable Funds Subaccounts and as such has the right to vote upon any matter that may be voted upon by holders of units. To the extent required by law, TFLIC will vote at regular and special meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. TFLIC will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give these instructions.

Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Strategic Variable Funds Subaccount, with fractional votes for amounts less than $100. Interests held in each Strategic Variable Funds Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by TFLIC in the same proportion as those interests in that Strategic Variable Funds Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, TFLIC may elect to vote in its own right.

A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in Strategic Variable Funds Subaccounts attributable to his/her portion of the Accumulation Account. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Strategic Variable Funds Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. TFLIC will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to TFLIC with respect to interests attributable to the Accumulation Account values held in a Strategic Variable Funds Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct TFLIC to vote these interests in the same proportion as those shares for which instructions from Participants are received.

Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) approval of any change in the Investment Advisory Agreement corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (2) any change in the fundamental investment policies of the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (3) any other matter requiring a vote of the unitholders of a Subaccount. With respect to approval of the Investment Advisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in the affected Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act. On matters submitted for consideration by holders of units of the underlying Variable Funds Subaccounts, TFLIC will vote in proportion to the vote of all other holders of units in that underlying Variable Funds Subaccount.

General

TFLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the Portfolios, the Calvert Series or the Variable Funds Subaccounts, or to approve or disapprove an investment adviser or principal underwriter for one or more of the Variable Funds Subaccounts. In addition, TFLIC may disregard voting instructions that would require changes in the investment objectives or policies of any of the Portfolios, the Calvert Series or the Variable Funds Subaccounts or in an investment adviser or principal underwriter, if TFLIC reasonably disapproves those changes in accordance with applicable federal regulations. If TFLIC disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

DISC will act as the principal underwriter and the distributor of the Contracts. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in the Variable Funds Account or the Strategic Variable Funds Account, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for TFLIC. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than TFLIC. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                           FEDERAL INCOME TAX STATUS

The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

The discussion which follows on the treatment of TFLIC and of the Contracts under federal income tax law is general in nature, is based upon TFLIC's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

TAX TREATMENT OF TFLIC

TFLIC is taxed as a life insurance company under the Code.

Investment income and gains from the assets of the Variable Funds Account are reinvested and taken into account in determining the value of the Variable Funds Account. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by of the Variable Funds Account.

Investment income and gains from the assets of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts are reinvested and taken into account in determining the value of the Strategic Variable Funds Account and the underlying Variable Funds Subaccounts. Under existing federal income tax law, TFLIC is generally entitled to deductions for reserves that offset any taxable income generated by the Strategic Variable Funds Account.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. TFLIC, as an investor in series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of TFLIC" above.

SECTION 403(b) ANNUITIES

Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The Section 402(g) limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. All Purchase Payments under a Section 403(b) Contract are subject to the requirements of Section 415 of the Code, which in general limit contributions by or on behalf of a Participant to the lesser of $40,000 (an amount subject to indexation for inflation) or 100% of the Participant's compensation. Participants under a Section 403(b) Contract who have attained age 50 may be entitled to exceed the limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) and certain Participants with 15 or more years of service with their Plan sponsor may be eligible for an increase of up to $3,000 per year in the Section 415 limit (subject to a lifetime maximum of $15,000 or if less the amount by which they are deemed to have undercontributed in prior years). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of any underlying retirement Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income by the Participant will not be taxed. Full redemptions do not qualify for any special tax treatment which might otherwise be applicable to qualified plan lump sum distributions. However, a Participant may delay including certain distributions in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account (or IRA), Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's
Section 457 Plan eligible and willing to accept such a rollover. A Participant may not rollover hardship distributions, distributions part of a series of installments or any required minimum distributions made after age 70 1/2, however.

If the Participant receives any amount under the Contract that does not qualify under one of the exceptions listed in the next sentence, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made on or after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant, (3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the Participant), (7) paid to alternate payees under a qualified domestic relations order or (8) paid to the IRS pursuant to a levy to collect unpaid taxes.

RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, severance from employment, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(a) PLANS

An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. Generally, annual contributions on behalf of a Participant may not exceed the Section limits, i.e. the lesser of the $40,000 (as indexed) or 100% of such Participant's compensation. In the case of a 401(k) plan, the annual deferral limit for the Participant's elective contributions under Section 402(g) of the Code is $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). In addition, Participants may make after-tax contributions to the Contract if their Section 401(a) Plan permits subject to the Section 415 limits and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The availability of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 401(a) Plan.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions to participants born before 1936 may qualify for 10 year income averaging (using 1986 tax rates) and/or partial treatment as capital gains for amounts attributable to pre-1974 service if the payment constitutes a "lump sum distribution," as that term is defined in the Code, and if certain conditions are met.

The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. If the Participant receives a direct distribution from the plan, automatic withholding of 20% will be made on the distribution -- even though it is rendered not currently taxable by the Participant's subsequent rollover or transfer of the gross amount to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. Alternatively, the Participant may avoid the automatic 20% withholding by directing the plan to transfer the amount involved directly to an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover. See "Income Tax Withholding" on page 33. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to an IRA,
Section 403(b) annuity or an employer's Section 401(a)/401(k) Plan or a governmental employer's Section 457 Plan eligible and willing to accept such a rollover.

If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax does not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled, (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary, and (4) in amounts not exceeding certain expenses in the year distributed, including deductible medical care expenses, qualified higher education expenses, qualified first-time home buyer costs (subject to a $10,000 maximum) and health insurance premiums paid by persons after receiving at least 12 weeks of unemployment compensation insurance payments.

MINIMUM DISTRIBUTION REQUIREMENTS

If the actual distributions from an IRA, Section 403(b) annuity or an employer's
Section 401(a)/401(k) Plan or Section 457 Plan are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 or, in any case other than an IRA distribution and if still employed at that age, the year in which he retires (see "Annuity Purchase Date", on page 22) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government or other tax-exempt employer to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation. Generally, the annual deferral limit is the lesser of $13,000 in 2004 (this limit is currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation) or 100% of the Participant's includable compensation. There is a "catch-up" provision which may permit a Participant to defer a greater amount prior to retirement and Participants who have attained age 50 may be entitled to exceed the dollar limits of Sections 402(g) and 415 by up to $1,000 in 2002 (an amount currently scheduled to increase $1,000 per year until 2006 and thereafter to be adjusted for inflation). The available of the foregoing increases in limits will be subject to and may be limited by the terms of the underlying Section 457 Plan. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. All amounts deferred and property bought with those amounts or income earned on those amounts under Section 457 Plans of non-governmental tax-exempt employers must remain the property of the employer and are subject to the claims of its general creditors. The assets of
Section 457 Plans of state and local governments must be held in trust for the "exclusive benefit" of the Participants (and their beneficiaries). Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2 or, if later, the year in which he retires. Distributions from Section 457 Plans are generally taxable as ordinary income when paid or, in the case of distributions from Section 457 Plans of non-governmental tax-exempt employers, when made available. Distributions may be directly transferred without tax to an
Section 457 Plan or, if paid by the Section 457 Plan of a governmental employer, rolled over under the same rules as govern rollovers of distributions from
Section 403(b) plans. Distributions from Section 457 Plans are not subject to the special 10% excise tax for early distribution unless attributable to amounts rolled into that Plan from another type of Plan (such as an employer's Section 401(a) Plan) the distributions would be subject to the excise tax.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available, until paid out.

INCOME TAX WITHHOLDING

Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. TFLIC will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply, if available.

For NQDC Contracts and Section 457 Plans of non-governmental tax-exempt employers, Form W-2 withholding by the employer may be required.

For other Contracts other than under IRAs, mandatory 20% federal income tax withholding applies unless the distributions either are:

     1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

     2. Required by the Code upon the participant's attainment of age 70 1/2 (or retirement) or death, or

     3.  Made on account of hardship.

Such withholding will apply even if the distribution is rolled over into another plan qualified to receive the same, including an IRA. The withholding can be avoided if the participant's interest is directly transferred to that other plan. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties unless an equivalent amount is rolled over.

Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) ("MONY") and then assumed by TFLIC (formerly AUSA Life Insurance Company) pursuant to certain assumption reinsurance agreements executed by MONY and TFLIC effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption.

The former holders of MONY contracts who opted in to the assumption of their contracts by TFLIC experience no differences in the terms or charges under the Contracts. All investment options previously available to these MONY contractholders are available under the Contracts under Variable Funds Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed TFLIC Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts.

                                PERFORMANCE DATA

From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Variable Funds Subaccount reflects the results of the corresponding Portfolio or the Calvert Series and recurring charges and deductions borne by or imposed on the Variable Funds Subaccount and on the corresponding Portfolio or the Calvert Series. The data for each Strategic Variable Funds Subaccount reflects the results of the underlying Variable Funds Subaccounts invested in and the corresponding Portfolios and recurring charges and deductions borne by or imposed on the Strategic Variable Funds Subaccount, the underlying Variable Funds Subaccounts and the corresponding Portfolios. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

Variable Funds Money Market Subaccount

The performance data for this Subaccount will reflect "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

Other Variable Funds Subaccounts

The performance data for these Subaccounts will reflect "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the underlying Portfolio or Calvert Series, as applicable, and the Subaccount itself. "Annualized total return" for each of these Subaccounts and the Variable Funds Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Portfolio or Calvert Series, as applicable, and the Subaccount itself, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Strategic Variable Funds Subaccounts

The performance data for the Strategic Variable Funds Subaccounts will reflect "yield" and "total return". The "yield" of each of the Strategic Variable Funds Subaccounts refers to the income generated by an investment in that Strategic Variable Funds Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Strategic Variable Funds Subaccount. The value of each Strategic Variable Funds Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees. "Annualized total return" for each of the Strategic Variable Funds Subaccounts refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

Information Relating To All Subaccounts

Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and annualized total return will be quoted for the most recent five-and ten-year periods, or the period from the commencement of operations of the Subaccount (or its corresponding Portfolio or predecessor separate account), if shorter.

Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

From time to time, information may be provided concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index, Lehman Brothers Core Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

Please note that the investment results of each Subaccount will fluctuate over time.

Average Annual Total Returns

The annualized total return for the Subaccounts is shown for the periods ended December 31, 2004 indicated in the table below.

    ----------------------------------------------------------------------------------------------------------------------------
                                         INCEPTION                                                                    SINCE
                                          DATE(1)         1 YEAR        3 YEARS        5 YEARS        10 YEARS      INCEPTION
    ----------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET(2)                       Dec-78          0.34%          0.43%          1.94%          3.31%          6.14%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH QUALITY BOND(2)                  Jul-90          0.35%          2.19%          4.16%          4.76%          5.11%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE GOVERNMENT BOND(2)       Aug-90          0.48%          2.65%          4.37%          5.05%          5.44%
    ----------------------------------------------------------------------------------------------------------------------------
     CORE BOND(2)                          Jan-78          3.50%          5.00%          5.95%          6.16%          7.48%
    ----------------------------------------------------------------------------------------------------------------------------
     HIGH YIELD BOND                       Sep-95          9.25%         11.79%          6.67%           N/A           6.41%
    ----------------------------------------------------------------------------------------------------------------------------
     BALANCED(2)                           Dec-92          7.12%          3.54%          0.12%          8.05%          7.66%
    ----------------------------------------------------------------------------------------------------------------------------
     VALUE & INCOME(2)                     Jan-78         11.68%          5.42%          4.25%         11.56%         11.91%
    ----------------------------------------------------------------------------------------------------------------------------
     GROWTH & INCOME(2)                    Jan-86          9.60%          1.01%         (8.36)%         9.07%          9.67%
    ----------------------------------------------------------------------------------------------------------------------------
     EQUITY GROWTH(2)                      Mar-93          6.59%          0.32%         (7.92)%         7.99%          7.66%
    ----------------------------------------------------------------------------------------------------------------------------
     AGGRESSIVE EQUITY                     May-96         10.86%          0.67%         (9.86)%          N/A           4.76%
    ----------------------------------------------------------------------------------------------------------------------------
     SPECIAL EQUITY(2)                     Jan-86         11.40%          5.89%          1.54%         11.80%         12.05%
    ----------------------------------------------------------------------------------------------------------------------------
     CALVERT SERIES                        Sep-86          7.09%          3.17%         (0.83)%         7.85%          7.73%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERNATIONAL EQUITY(2)               Dec-92         18.36%          8.70%         (3.61)%         7.45%          9.03%
    ----------------------------------------------------------------------------------------------------------------------------
     SHORT HORIZON STRATEGIC               Jan-97          3.82%          4.27%          4.77%           N/A           4.92%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE HORIZON STRATEGIC        Jan-97          6.75%          4.26%          1.54%           N/A           5.63%
    ----------------------------------------------------------------------------------------------------------------------------
     INTERMEDIATE/LONG HORIZON
     STRATEGIC                             Jan-97          8.29%          3.99%          0.09%           N/A           6.10%
    ----------------------------------------------------------------------------------------------------------------------------

   (1) Inception date refers to the commencement of operations of each Subaccount except that where indicated by footnote 2, inception date refers to commencement of operations of a predecessor separate account.

   (2) Each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to, and thereby established, the Portfolios in which the corresponding Variable Funds Subaccounts invest their assets:

                                                              MONY POOLED
SERIES                                                        SEPARATE ACCOUNT
------------------------------------------------------------  -----------------------
Money Market................................................  Pooled Account No. 4
High Quality Bond...........................................  Pooled Account No. 15
Intermediate Government Bond................................  Pooled Account No. 10d
Core Bond...................................................  Pooled Account No. 5
Balanced....................................................  Pooled Account No. 14
Value & Income..............................................  Pooled Account No. 6
Equity Growth...............................................  Pooled Account No. 1
Growth & Income.............................................  Pooled Account No. 10a
Special Equity..............................................  Pooled Account No. 10b
International Equity........................................  Pooled Account No. 12

       Total returns calculated for any period for each of the Money Market, High Quality Bond, Intermediate Government Bond, Core Bond, Balanced, Value & Income, Growth & Income, Equity Growth, Special Equity and International Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to its establishment and the performance of the corresponding Portfolio thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account adopted investment objectives, policies and practices substantially similar to those of the corresponding Portfolio invested in by the Subaccount. Total return percentages for the Subaccounts and the Portfolios reflect the historical rates of return for the applicable period. Total return percentages for the corresponding Pooled Separate Accounts reflect historical rates of return after giving effect to a one-time adjustment to reflect charges, expenses and fees in effect at the time the Portfolios commenced operations. The corresponding Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by the Act. If the corresponding Pooled Separate Accounts had been registered under the Act, investment performance might have been adversely affected.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Portfolio or Calvert Series, as applicable, and the corresponding Subaccount.

                        DIVERSIFIED INVESTORS PORTFOLIOS

The Variable Funds Subaccounts other than the Calvert Series Subaccount invest exclusively in corresponding series of Diversified Investors Portfolios. The Strategic Variable Funds Subaccounts invest exclusively in Variable Funds Subaccounts. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.

Each of the Variable Funds Subaccounts seeks its investment objective by investing all of its assets in a corresponding Portfolio. The investment objective of each Portfolio may be changed without the approval of investors in that Portfolio, but not without written notice thereof to its investors (including the applicable Subaccount) 30 days prior to implementing the change. TFLIC may withdraw the investment of a Subaccount from its Portfolio on any Portfolio Business Day (see page 55). Upon any such withdrawal, TFLIC would consider what action might be taken, including investment of the assets of the Subaccount in another pooled investment entity having the same investment objective.

PRINCIPAL INVESTMENT STRATEGIES

This section describes principal investment strategies of the series of Diversified Investors Portfolios currently available under the Contracts through the Subaccounts. There can, of course, be no assurance that any Portfolio will achieve its investment objectives. Except as noted below, each Portfolio's objectives and strategies may be changed without investor approval.

Please note that each Portfolio may also use strategies and invest in securities that are described in the Statement of Additional Information. Of course, a Portfolio's advisers might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable when distributed to investors with non-tax-sheltered accounts. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities.

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

MONEY MARKET PORTFOLIO

The investment objective of the Money Market Portfolio is to provide liquidity and as high a level of income as is consistent with the preservation of capital. This Portfolio invests primarily in high quality, short-term money market instruments. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.

The Portfolio is subject to SEC industry regulations applicable to money market funds. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be ninety days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined by the Portfolio to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. When interest rates are very low, as they have been recently, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income.
What are Money Market Instruments?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other corporations, the U.S. or a foreign government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short term unsecured debt of corporations), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Investment income that has not yet been declared as a dividend, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.

If the Portfolio concentrates in bank obligations, the Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

Management of the Portfolio reflects the goal of maximizing yield, subject to the portfolio manager's outlook for short-term interest rates and anticipated liquidity needs. The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit standards. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to forty-five days.

BOND PORTFOLIOS
What is a Bond?

A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

The investment objective of the HIGH QUALITY BOND PORTFOLIO is to provide a high risk-adjusted return while focusing on the preservation of capital. This Portfolio invests primarily in a diverse portfolio of high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Portfolio invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average maturity of the Portfolio generally does not exceed three years under normal circumstances. Individual securities held by the Portfolio may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Portfolio's duration generally is between one and three years. Duration is a way of measuring the Portfolio's overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Portfolio considers securities rated BBB or better by Standard & Poor's or Baa or better by Moody's (and securities that the Portfolio's advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

What are U.S. Government Obligations?

U.S. GOVERNMENT OBLIGATIONS, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

The investment objective of the INTERMEDIATE GOVERNMENT BOND PORTFOLIO is to provide as high a level of current income as is consistent with the preservation of capital. This Portfolio invests primarily in U.S. government bonds and repurchase agreements secured by U.S. government obligations. Under normal circumstances the Portfolio invests at least 80% of its assets in government bonds and related investments.

The Portfolio also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies, and in other high quality, short-term obligations (such as corporate bonds and notes, bank obligations and repurchase agreements). ALTHOUGH THE PORTFOLIO INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

The Portfolio's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and ten years under normal circumstances. The Portfolio may invest in securities with maturities of as much as thirty years.

The portfolio managers of the HIGH QUALITY BOND PORTFOLIO and INTERMEDIATE GOVERNMENT BOND PORTFOLIO use "top down" economic analysis to determine economic outlook and to forecast interest rates. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of these Portfolios then attempt to select securities that will enable each Portfolio to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same top down approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

What are Mortgage-Backed Securities?

Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions. Interests in these pools (called MORTGAGE-BACKED SECURITIES) are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- interests in the pool are then referred to as "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS." Mortgaged-backed securities include COLLATERALIZED MORTGAGE OBLIGATIONS, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are not insured by the U.S. government.

The investment objective of the CORE BOND PORTFOLIO is to achieve maximum total return. This Portfolio invests primarily in investment grade debt securities and U.S. government obligations (including mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities). Under normal circumstances the Portfolio invests at least 80% of its net assets in bonds and related investments.

The Portfolio also invests in U.S. Treasury and agency securities, corporate bonds, high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.

The Portfolio's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio manager uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

The investment objective of the HIGH YIELD BOND PORTFOLIO is to provide a high level of current income. This Portfolio invests primarily in high-yielding, income producing debt securities, such as debentures and notes, and in convertible and non-convertible preferred stocks. Under normal circumstances the Portfolio invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are lower-rated debt securities, commonly referred to as "junk bonds." Lower-rated debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Portfolio considers securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders have priority in being repaid. As a result, when selecting investments, the Portfolio's advisers rely on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Portfolio may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional securities and (iii) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Portfolio.

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Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Bond Portfolios uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.

BALANCED PORTFOLIO

The investment objective of the BALANCED PORTFOLIO is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments. The Portfolio invests in a managed mix of equity and debt securities of predominantly U.S. issuers. However, the Fund may invest in securities of foreign issuers, including issuers located in emerging, or developing, markets.

The Portfolio's equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include corporate bonds, notes and commercial paper, U.S. government securities and bank obligations.

The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality.

The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives for hedging purposes.

The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

STOCK PORTFOLIOS

The investment objective of the VALUE & INCOME PORTFOLIO is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal. This Portfolio invests primarily in stocks of companies which, in the opinion of the Portfolio's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The portfolio managers use a "bottom up" value-oriented approach in selecting investments for the Portfolio. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.

What is Value Investing?

Funds that use a VALUE-ORIENTED STRATEGY search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company's earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund's adviser may not be correct in its determinations of companies that are in fact undervalued, but have good longer term business prospects.

The investment objective of the GROWTH & INCOME PORTFOLIO is to provide capital appreciation and current income. This Portfolio invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Portfolio also may select securities based on their potential to generate current income. The Portfolio emphasizes securities of growing, financially stable and undervalued companies. This Portfolio attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Portfolio emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

The investment objective of the EQUITY GROWTH PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal. This Portfolio invests primarily in common stocks of companies with potential for above average growth in earnings and dividends. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple managers to control the volatility often associated with growth funds. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.

What is Growth Investing?

Funds that use a GROWTH-ORIENTED STRATEGY search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A fund's adviser may fail to pick stocks that outperform the economy or that do as well as the economy.

The investment objective of the SPECIAL EQUITY PORTFOLIO is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. This Portfolio invests primarily in stocks of small to medium sized companies which, in the opinion of the Portfolio's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Portfolio emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. The Portfolio uses multiple managers to control the volatility often associated with investments in companies of this size. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments.

The Portfolio is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. The Portfolio utilizes two growth-style managers, two value-oriented managers and one core manager. The Portfolio is designed to provide an opportunity for higher returns relative to the broad small cap market during periods when a particular style is out of favor.

Investing in securities of smaller companies involves special risks. Investors should carefully consider the risks of investing in the Special Equity Portfolio.

The investment objective of the AGGRESSIVE EQUITY PORTFOLIO is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks. This Portfolio invests primarily in high growth companies and focuses on large capitalization issuers. The Portfolio seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The Portfolio invests primarily in common stocks. The investment characteristics, such as price-to-earnings ratio, of the Portfolio can undergo major changes at any time. As a result, the value of shares of this Portfolio may be quite volatile. The Portfolio is actively managed, and the portfolio manager may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%.

Portfolio managers of the GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY and AGGRESSIVE EQUITY PORTFOLIOS use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals. Other managers utilize a quantitative approach with respect to security investment decisions.

The investment objective of the INTERNATIONAL EQUITY PORTFOLIO is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances the Portfolio invests at least 80% of its net assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The portfolio managers of the INTERNATIONAL EQUITY PORTFOLIO use a "bottom-up" approach in which stock selection is based on in-depth local research. In selecting individual securities, the portfolio managers use a fundamental analysis to identify companies that appear to be trading below their true worth or to identify companies with higher earnings growth expectations. The managers blend their basic, fundamental approach with macroeconomics and political judgments on the outlook for economies, industries, currencies and markets. The managers also use a bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal.

The International Equity Portfolio has established new procedures concerning sales and purchases of shares of that Portfolio. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Portfolio and its other shareholders. Specifically, if a shareholder sells International Equity Portfolio shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Portfolio for 90 days. This restriction on exchanges will not affect purchases of International Equity Portfolio shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Investors Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Portfolios.

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Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above.

Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

Each Portfolio's policy of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with at least sixty days prior notice of any change in that policy.

Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.

ADDITIONAL INVESTMENT POLICIES

Investment Restrictions

The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Portfolios. Under its investment restrictions, each Portfolio may borrow money and enter into reverse repurchase agreements in an amount not to exceed 33 1/3% of the Portfolio's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Portfolios' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Portfolio's securities is not a violation of policy.

Brokerage Transactions

The primary consideration in placing each Portfolio's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Portfolio may execute brokerage or other agency transactions through an investment adviser or distributor of the Portfolio. These entities may be paid for these transactions.

CORE/FEEDER STRUCTURE

Each Subaccount which invests in a Portfolio does so through a two tier, core/feeder fund structure in which each such Subaccount invests in a corresponding Portfolio.

In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests in its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in such Portfolio are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each Portfolio.

Smaller entities investing in a Portfolio may be materially affected by the actions of larger entities investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a Portfolio (other than a vote to continue the Portfolio upon the withdrawal of an investor in the Portfolio), TFLIC, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 24, including, to the extent required by law, procedures through which TFLIC shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a Portfolio may require that TFLIC withdraw a Subaccount's interest in that Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. There are, however, other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

RISK CONSIDERATIONS

The risks of investing in each Portfolio vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. For example, Portfolios investing more of their assets in fixed income securities may be more susceptible to interest rate risk and credit risk than Portfolios investing more of their assets in equity securities. Similarly, Portfolios investing more of their assets in equity securities may be susceptible to greater price volatility under certain circumstances than Portfolios investing more of their assets in fixed income securities. Certain of these risks are described in this section.

The net asset value of each Portfolio will change daily as the value of its underlying securities change. This means that an investor's shares may be worth more or less at the time of redemption than at the time of purchase. An investor may lose money by investing in the Portfolios.

Certain of the investment practices employed for the Portfolios may entail risks in addition to the risks described below. Certain of these risks are described in the Statement of Additional Information.

MARKET RISK. This is the risk that the prices of securities will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation. The value of some securities held by certain of the Portfolios may be quite volatile. Historically, equity securities have been more volatile than most debt securities in response to market risk.

INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. A change in interest rates could cause a Portfolio's share price to go down. Generally, the longer the average maturity of the bonds in a Portfolio, the more the Portfolio's share price will fluctuate in response to interest rate changes.

CREDIT RISK. Some issuers may not make payments on debt securities held by a Portfolio, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Portfolio. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Portfolio to sell. The lower quality debt securities in which the Portfolios may invest are more susceptible to these problems than higher quality obligations. Investments held by the High Yield Bond Portfolio will be particularly susceptible to credit risk. U.S. government securities are generally considered not to be subject to credit risk. Investors should note that while securities issued by certain U.S. government agencies are guaranteed by the U.S. government, securities issued by many U.S. government agencies are not guaranteed by the U.S. government.

GROWTH SECURITIES. The Growth & Income, Equity Growth, International Equity and Aggressive Equity Portfolios each invest in securities their managers believe to have the potential for earnings growth. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The success of a Portfolio's investment in growth securities depends largely on the Portfolio's advisers' skill in assessing the growth potential of the companies that issued the securities. In addition, a growth oriented Portfolio may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

VALUE INVESTING. When a Portfolio's portfolio managers use a value oriented approach in managing the Portfolio, they look for securities that they believe are currently undervalued, or priced below their true worth, but whose issuers have good longer term prospects. An issuer may be undervalued relative to the stock market in general, relative to the underlying value of its assets or relative to what a sophisticated private investor would pay for the entire company. Value investing is based on the belief that securities of companies which are temporarily underpriced may provide a higher total return over time than securities of companies whose positive attributes are reflected in the securities' current price.

A security may not achieve its expected value because the circumstances causing it to be undervalued worsen (causing the price to decline further) or do not change. In addition, a value oriented Portfolio may underperform certain other stock funds (those emphasizing growth stocks, for example) during periods when value stocks are not in favor. The Value & Income Portfolio is particularly susceptible to the risks of value investing.

PORTFOLIO SELECTION. The advisers of the Bond Portfolios and the Balanced Portfolio may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the repayment of certain debt obligations or to assess accurately fundamental changes affecting credit quality or other factors. In that case, investors in a Bond Portfolio or the Balanced Portfolio may lose money, or their investment in a Bond Portfolio or the Balanced Portfolio may not do as well as investments in other fixed income funds or balanced funds.

The success of the investment strategy of the Growth & Income, Equity Growth and Aggressive Equity Portfolios depends largely on the skill of those Portfolios' advisers in assessing the growth potential of companies in which the Portfolios invest. The advisers may fail to pick stocks that outperform the market or that do as well as the market. In that case, investors in those Portfolios may lose money or their investment may not do as well as an investment in another stock fund using a growth approach.

The success of a Portfolio using a value approach depends largely on the adviser's skill in identifying securities of companies that are in fact undervalued, but have good longer term business prospects. The advisers may not be correct in their determinations. In that case, investors in these Portfolios may lose money or their investment in the Portfolio may not do as well as an investment in another stock fund using a value approach.

The International Equity Portfolio is managed using both the growth and value approaches. Accordingly, investments in this Portfolio may not perform as well as investments in another stock fund using either a growth approach or a value approach.

SMALLER COMPANIES. The securities of smaller capitalization companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns because of limited product lines, markets, distribution channels or financial and management resources. Also, there may be less publicly available information about small cap companies. Investments in small cap companies may be in anticipation of future products or services to be provided by the companies. If those products or services are delayed, the prices of the securities of the companies may drop. Sometimes, the prices of the securities of smaller capitalized companies rise and fall based on investor perception rather than economics. Securities of small cap companies may be thinly traded, making their disposition more difficult. For all these reasons, the prices of the securities of small cap companies may be more volatile, causing a Portfolio's share price to be volatile. Portfolios that invest a higher percentage of their assets in small cap stocks are generally more volatile than funds investing a higher percentage of their assets in larger, more established companies. Investments held in the Special Equity Portfolio are likely to be particularly susceptible to the risks of small cap companies.

FOREIGN SECURITIES. Each Portfolio may invest a portion of its assets in foreign securities. The International Equity Portfolio will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities, including risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     - These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Portfolio investments, currency exchange controls and other limitations on the use or transfer of Portfolio assets and political or social instability.

     - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     - Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

     - Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

     - Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent a Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

     - The International Equity Portfolio and the Balanced Portfolio may invest in issuers located in emerging, or developing, markets. Emerging or developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. Certain of these markets, such as Argentina, have recently experienced significant turmoil. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors, but they also may provide lower rates of return or negative returns, for extended periods. Certain of these markets, such as Argentina, have recently experienced significant turmoil.

PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by a Portfolio may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Portfolio may not be able to reinvest that principal at attractive rates. The Portfolio would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Also, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Portfolio's share price more volatile. Mortgage-backed securities are particularly susceptible to prepayment and extension risk and their prices may be volatile.

CONVERTIBLE SECURITIES. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

DERIVATIVES. Each Portfolio may, but is not required to, engage in certain investment strategies involving derivatives (such as options, futures, swaps and forward currency contracts). These investment strategies generally are employed only in connection with hedging activities such as the following, but may also be used to generate income:

     - protecting against a decline in value of a Portfolio's current or anticipated securities holdings;

     -  as a substitute for buying or selling portfolio holdings; and

     -  seeking to generate income to offset expenses or increase return.

A hedge may be designed to neutralize a loss on a portfolio position with a gain in the hedge position. A properly executed hedge will result in a loss in the portfolio position being offset by a gain in the hedge position, or vice versa. However, the market movement of a hedge may not be of the same magnitude as the market movement of the hedged position. The success or failure of a hedging transaction will depend on the advisers' ability to predict movements in the hedge, the investment being hedged and the market in general (and the correlation between these factors). If these predictions are wrong, or if the derivatives do not work as anticipated, the Portfolio could suffer greater losses than if the Portfolio had not used derivatives. Derivatives may not be available on terms that make economic sense (for example, they may be too costly), and, when used, their transaction costs and premiums may adversely affect Portfolio performance. The ability to use derivatives to hedge may also be restricted by limits established by securities and commodities exchanges and by tax considerations.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

BOARD OF TRUSTEES

The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Management of Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with Diversified or any Subadviser.

INVESTMENT ADVISER

Diversified manages the assets of each Portfolio pursuant to an Investment Advisory Agreement with Diversified Investors Portfolios with respect to that Portfolio and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each Portfolio. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolio's Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance. For its services under the Investment Advisory Agreements, Diversified receives from each Portfolio the fees specified below. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolios to obtain the services of one or more Subadvisers without investor approval under certain circumstances. The exemptive order also permits the terms of subadvisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, in each case without the approval of the investors of the applicable Portfolio, if those changes or continuation are approved by the Portfolio's Board of Trustees. Investors in all the Portfolios (including the applicable Variable Funds Subaccounts) have approved the exemptive order.

Diversified has selected Subadvisers for each Portfolio which have been approved by the Board of Trustees of Diversified Investors Portfolios and, except as permitted by the Portfolios' exemptive order, the investors in that Portfolio and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows and, except as otherwise noted, investment decisions are made by a committee of each subadviser's personnel.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person's ownership of securities of the funds with respect to which such person has or shares management responsibility.

MONEY MARKET PORTFOLIO

GE Asset Management, Incorporated ("GEAMI"). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

Donald Duncan, Richard Annunziato, and James Gannon are responsible for the day-to-day supervision of the Money Market Portfolio on behalf of GEAMI. Mr. Duncan is a Vice President and Portfolio Manager at GEAMI, and has been with the firm since 1990. Mr. Annunziato is an Assistant Portfolio Manager at GEAMI, and has been with the firm since 2002. Prior to joining GEAMI, Mr. Annunziato was employed by Credit Suisse Asset Management and Salomon Smith Barney as a fixed income credit analyst. Mr. Gannon is an Assistant Portfolio Manager at GEAMI, and has been at the firm since 1995.

Mr. Duncan is the lead portfolio manager with oversight over the Money Market Portfolio. Mr. Annunziato and Mr. Gannon work jointly and collaboratively with other members of the GEAMI team and each has discretionary authority with respect to portions of the Money Market Portfolio, although Mr. Duncan has the authority to veto certain investment decisions made by Mr. Annunziato and Mr. Gannon.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Allegiance Investment Management, L.L.C.
Stephens Capital Management

Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. All of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002. The principal business address of Allegiance is 300 Pacific Coast Highway, Suite 302, Huntington Beach, California 92648. William K. Mawhorter, Martin D. Standish, Bryan Scordamaglia, Ion Dan, and Ashley Mawhorter are the five individuals who have the most significant responsibility for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of Allegiance.

Mr. Mawhorter is the Managing Director and Chief Investment Officer of Allegiance, and has been with the firm since 1988. Mr. Standish is the Director of Structured Products for Allegiance, and has been with the firm since 1998. Mr. Scordamaglia is a credit sector analysts and portfolio manager at Allegiance, and has been with the firm since 2002. Prior to joining Allegiance, Mr. Scordamaglia was a senior research associate for the Trust Company of the West. Mr. Dan and Ms. Mawhorter are analysts for Allegiance. Mr. Dan has been with the firm since 2001. Prior to joining Allegiance, Mr. Dan was a junior trader for PCX Options. Ms. Mawhorter has been with the firm since 2003. Ms. Mawhorter began her career in the financial services industry in 2001 at Salomon Smith Barney, where she was a sales and trading analyst. Prior to joining Salomon Smith Barney, Ms. Mawhorter was a student at the University of Southern California. Allegiance makes all of its primary portfolio decisions through an Investment Committee and, therefore, decisions are made independent of the participation of any single investment professional. Each member of the Allegiance team is a voting member of the firm's Investment Committee.

Stephens Capital Management ("SCM"). SCM was formed in 1982 and has been a registered investment adviser since 1982. The principal business address of SCM is 111 Center Street, Little Rock, Arkansas 72203. William L. Tedford and Alan
B. Tedford are responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of SCM.

William Tedford is an Executive Vice President and Director of Fixed Income Strategy for SCM, and has been with the firm since 1982. Alan Tedford is a Vice President and Lead Portfolio Manager at SCM, and has been with the firm since 1998.

William Tedford is a fixed income strategist for SCM and is responsible for maintaining the long-term outlook for inflation and interest rates. Alan Tedford focuses more heavily on day-to-day portfolio management and securities selection.

TOTAL RETURN BOND PORTFOLIO

Western Asset Management Company. Western Asset was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. S. Kenneth Leech, Stephen A. Walsh, and Edward A. Moody are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of Western Asset.

Mr. Leech is the Chief Investment Officer of Western Asset, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at Western Asset, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager with Western Asset, and has been with the firm since 1986.

Mr. Leech, Mr. Walsh and Mr. Moody serve as co-team leaders responsible for day-to-day strategic oversight of the Total Return Bond Portfolio's investments. Mr. Leech's focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. He is also primarily responsible for ensuring that the account complies with client objectives, guidelines and restrictions, and Western Asset's current investment strategies. Mr. Walsh and Mr. Moody each act as back-up portfolio managers and as part of the overall investment team for the Total Return Bond Portfolio. They each have secondary responsibility for ensuring that the account complies with client objectives, guidelines, restrictions, and Western Asset's current investment strategies.

CORE BOND PORTFOLIO

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Anderson is a Managing Director, the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group, and has been with the firm since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Core Bond Portfolio. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Core Bond Portfolio.

HIGH QUALITY BOND PORTFOLIO

Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Office, Senior Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Vice President and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of

Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

HIGH YIELD BOND PORTFOLIO

Eaton Vance Management. Eaton Vance Corp. is the indirect owner of Eaton Vance Management, which has been a registered investment adviser since October 30, 1990. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter, Vice President, Portfolio Manager and Senior Fixed Income Analyst, and Michael W. Weilheimer, Director of High Yield Fixed Income, Vice President and Portfolio Manager, are responsible for the day-to-day supervision of management of the High Yield Bond Fund. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

BALANCED PORTFOLIO

Aeltus Investment Management, Inc.
BlackRock Advisors, Inc.

Aeltus Investment Management, Inc. Aeltus was formed in 1972 and is an indirect wholly-owned subsidiary of ING Groep, NV. Aeltus has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Hugh Whelan and Douglas Cote are responsible for the day-to-day supervision of management of the Balanced Fund on behalf of Aeltus. Mr. Whelan is the Director of Quantitative Equities for Aeltus, and has been with the firm since 1990. Mr. Cote is a portfolio manager at Aeltus, and has been with the firm since 1995. Mr. Whelan leads the Aeltus portfolio management team and is responsible for the firm's quantitative equity strategies. Mr. Cote has primary responsibility for the portfolio management and trading on behalf of the Balanced Portfolio.

BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1988. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809.

Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of BlackRock. Mr. Anderson is a Managing Director, the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group at BlackRock, and has been with the firm since 1988. Mr. Amero is a Managing Director, head of Global Credit research and a member of BlackRock's Management Committee and Investment Strategy Group, and has been with the firm since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios, including the Balanced Portfolio. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios, including the Balanced Portfolio.

VALUE & INCOME PORTFOLIO

Alliance Capital Management, L.P. Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Fund.

Marilyn Fedak, Frank Caruso, John Mahedy, John Phillips, and Chris Marx are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance. Ms. Fedak is the Co-Chief Investment Officer -- US Value Equities and Chairman of the US Value Investment Policy Group, and has been with the firm since 1984. Mr. Caruso is the head of the Relative Value Team at Alliance, and has been with the firm since 1994. Mr. Mahedy is the Co-Chief Investment Officer -- US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx. is a Senior Portfolio Manager, and has been with the firm since 1997. Mrs. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance's US Value Investment Policy Group, which manages a portion of the Value & Income Fund. Ms. Fedak is the lead member of the team, however, no one member has primary responsibility for making investment decisions. Mr. Caruso is responsible for making investment decision on behalf of the remaining portion of the Value & Income Fund.

VALUE PORTFOLIO

Hotchkis and Wiley Capital Management, LLC. Hotchkis and Wiley was formed in 1980 and is independently owned. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis, and Stan Majcher are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis. Mr. Davis is a Principal, Portfolio Manager and the Chief Executive Officer, and has been with the firm since 1988. Ms. McKenna is a Principal and Portfolio Manager, and has been with the firm since 1995. Mr. Lieberman is a Principal and Portfolio Manager, and has been with the firm since 1994. Mr. Huber is a Principal, Portfolio Manager and Director of Research, and has been with the firm since 2000. Mr. Majcher is a Principal and Portfolio Manager, and has been with the firm since 1996.

All members of the Hotchkis team participate in the investment decision process during the group meetings during which the team decides the stock/weight selection for the target portfolio. Ms. McKenna, Mr. Lieberman, and Mr. Davis have authority to direct trading activity of the Value Portfolio. Mr. Huber and Mr. Majcher are jointly responsible for the day-to-day management of the Value Portfolio's cash flows, which includes directing the Portfolio's purchases and sales to ensure that the Portfolio's holdings remain reflective of the "target portfolio."

GROWTH & INCOME PORTFOLIO

Ark Asset Management Co., Inc.
Aronson+Johnson+Ortiz, LP
Goldman Sachs Asset Management, L.P.

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York 10004.

Joel Kurth, and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.

Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Growth & Income Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz acts as a lead member of the portfolio management team in Mr. Kurth's absence and also presents ideas and security analysis for stocks in her sector.

Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by seven principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, PA 19102.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, and Gina N. Marie Moore are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1985. Mr. Johnson is a Principal of AJO, and has been with the firm since 1994. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1988. Ms. Moore is a Principal of AJO, and has been with the firm since 1999. Each member of the AJO team has joint responsibility for the Growth & Income Portfolio. The is no lead member of the AJO team.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of Goldman Sachs Asset Management, L.P. is 32 Old Slip, New York, New York 10005.

Melissa Brown and Gary Chropuvka are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Goldman Sachs Asset Management. Ms. Brown is a senior portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Mr. Chropuvka is a portfolio manager at Goldman Sachs Asset Management, and has been with the firm for over five years. Ms. Brown and Mr. Chropuvka have joint responsibility with respect to all aspects of the Growth & Income Fund.

EQUITY GROWTH PORTFOLIO

Ark Asset Management Co., Inc.
Marsico Capital Management, LLC

Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal business address of Ark is 125 Broad Street, 13th Floor, New York, New York, 10004.

Joel Kurth, and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Ark. Mr. Kurth is a Managing Director at Ark, and has been with the firm since 1998. Ms. Peretz is a Managing Director at Ark, and has been with the firm since 2000.

Mr. Kurth is the lead member of the portfolio management team in Ark's Large Cap Growth Group, which is responsible for the Equity Growth Portfolio. Generally, Mr. Kurth makes the buy and sell decisions, while the other team members contribute ideas and analysis for securities in their specific industry sectors/groups. Mr. Kurth also is responsible for the overall portfolio construction for Ark's Large Cap Growth Group. Ms. Peretz acts as a lead member of the portfolio management team in Mr. Kurth's absence and also presents ideas and security analysis for stocks in her sector.

Marsico Capital Management, LLC. Marsico, a Delaware limited liability company, was formed in September 1997, and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal business address of Marsico is 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Thomas F. Marsico, the Chairman and Chief Executive Officer of Marsico since 1997, is responsible for the day-to-day supervision of management of the Equity Growth Fund. From 1988 to 1997, Mr. Marsico was a portfolio manager for Janus Capital Corporation.

SPECIAL EQUITY PORTFOLIO

EARNEST Partners, LLC
INVESCO Institutional (N.A.), Inc.
RS Investment Management, L.P.
Seneca Capital Management, LLC
Wellington Management Company, LLP.

EARNEST Partners, LLC. EARNEST was formed in 1989 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1989. The principal business address of EARNEST is 75 14th Street, Suite 2300, Atlanta, Georgia 30309.

Paul E. Viera, Jr., the Chief Executive Officer of EARNEST, is responsible for the day-to-day management of the Special Equity Fund on behalf of EARNEST. Mr. Viera has been with EARNEST since its inception in 1997.

INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC. The principal business address of INVESCO is 1166 Avenue of the Americas, 26th Floor, New York, New York 10036.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and overseas the activities of the other Portfolio Managers. The Special Equity Fund is manages using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

RS Investment Management, L.P. RS was formed in 1999 and is owned by certain of its employees. RS (or its predecessor) has been a registered investment adviser since 1984. The principal business address of RS is 388 Market Street, Suite 200, San Francisco, California 94111.

William Wolfenden, Portfolio Manager, has been responsible for the day-to-day supervision and management of the Special Equity Fund on behalf of RS since 2001. Prior to joining the RS, Mr. Wolfenden was a portfolio manager and analyst at Dresdner RCM Global Investors from 1994 - 2001.

Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life. The principal business address of Seneca is 909 Montgomery Street, Suite 500, San Francisco, California 94133.

Richard D. Little, Ron K. Jacks, and Doug S. Couden are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Seneca. Mr. Little is an Equity Portfolio Manager & Partner at Seneca, and has been with the firm since 1990. Mr. Jacks is an Equity Portfolio Manager & Partner at Seneca, and has been with the firm since 1991. Mr. Couden is an Equity Portfolio Manager & Principal at Seneca, and has been with the firm since 1997. Each of Messrs. Little, Jacks, and Couden has joint and primary responsibility for the portion of the Special Equity Portfolio manager by Seneca. There is no lead member of the Seneca portfolio management team.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. The following individuals are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington
Management:



Stephen T. O'Brien is a Senior Vice President and Portfolio Manager at Wellington Management, and has been with the firm since 1983. Timothy J. McCormack, CFA is a Vice President at Wellington Management, and has been with the firm since 2000. Shaun F. Pedersen is a Vice President at Wellington Management, and has been with the firm since 2004. Prior to joining Wellington Management, Mr. Pedersen held investment professional positions at Thomas Weisel Asset Management (2001 - 2004), The Boston Company (1996 - 2000) and First Manhattan Company (1991 - 1994). Each member of the Wellington Management team is jointly and primarily responsible for the day-to-day management of the Special Equity Portfolio. There is no lead manager of the Wellington Management team.



AGGRESSIVE EQUITY PORTFOLIO



Turner Investment Partners, Inc. Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312. Robert E. Turner, Mark Turner and Robb Parlanti are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner.



Robert Turner is the Chairman & Chief Executive Officer of Turner, and has been with the firm since 1990. Mark Turner is the Vice Chairman, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993.



Robert Turner is the lead manager of the Turner team, and Mark Turner and Robb Parlanti are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner's equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.



INTERNATIONAL EQUITY PORTFOLIO



LSV Asset Management


Wellington Management Company, LLP



LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606. Josef Lakonishok, Robert Vishny, and Menno Vermeulen are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV.



Josef Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Robert Vishny is a Partner and a Portfolio Manager at LSV, and has been at the firm since 1994. Menno Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995.



LSV's portfolio decision making process is strictly quantitative and driven by
(i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV's research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, and Vermeulen.

Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Andrew J. Offit and Jean-Marc Berteaux are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

Mr. Offit is a Senior Vice President and a Portfolio Manager at Wellington Management, and has been at the firm since 1997. Mr. Berteaux is a Vice President and a Portfolio Manager of Wellington Management, and has been at the firm since 2001. Previously, Mr. Berteaux was an investment professional at John Hancock Funds (1998 - 2001). Each member of the Wellington Management team is jointly and primarily responsible for the day-to-day management of the Special Equity Portfolio. There is no lead manager of the Wellington Management team.

ADVISORY FEES

For the fiscal year ended December 31, 2004, the Portfolio paid Diversified and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Portfolio's average daily net assets set forth in the table below.

Money Market Portfolio                                           0.25%
High Quality Bond Portfolio                                      0.35%
Intermediate Government Bond Portfolio                           0.33%
Core Bond Portfolio                                              0.35%
High Yield Bond Portfolio                                        0.55%
Balanced Portfolio                                               0.43%
Value & Income Portfolio                                         0.45%
Growth & Income Portfolio                                        0.60%
Equity Growth Portfolio                                          0.62%
Special Equity Portfolio                                         0.80%
Aggressive Equity Portfolio                                      0.90%(1)
International Equity Portfolio                                   0.75%

------------------
(1) For the period January 1, 2004 -- September 23, 2004, the percentage paid was 0.97%. For the period September 24, 2004 -- December 31, 2004, the percentage paid was 0.77%.

ADMINISTRATOR

Diversified provides administrative services to the Portfolios, including regulatory reporting, office facilities and equipment and personnel. Diversified receives no additional fee for its administrative services to Diversified Investors Portfolios.

DISTRIBUTION ARRANGEMENTS

Diversified Investors Portfolios has retained the services of DISC as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the securities held by the Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Securities may be held by sub-custodians approved by the Board of Trustees of Diversified Investors Portfolios. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

EXPENSES

The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Investment Advisory Agreements.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS PORTFOLIOS

Beneficial interests in the Portfolios described in this Prospectus are currently being offered by DISC to TFLIC for allocation to the appropriate Variable Funds Subaccount to fund benefits payable under the Contracts. Investments in the Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the Portfolios.

The net asset value of each Portfolio is determined each day during which the Advisers of that Portfolio are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

Each investor in a Portfolio may add to or reduce its investment in such Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in such Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation time on the following Portfolio Business Day.

An investor in a Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its Portfolios, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors

Portfolios, on behalf of each of its Portfolios, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each Portfolio with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period. Investments in a Portfolio may not be transferred.

The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any Portfolio.

NET ASSET VALUE

Securities of the Diversified Investors Portfolios are generally valued based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Portfolio's securities may be priced using fair value procedures approved by the Diversified Investors Portfolios' Board of Trustees. A Portfolio may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Portfolio's net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Portfolio's net asset value is calculated). When a Portfolio uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Portfolio. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

Withdrawals by any investor in Diversified Investors Portfolios from its corresponding Portfolio generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a Portfolio, increased by such investor's share of income from that

Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND LIABILITIES

Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (referred to herein as "Portfolios"). Investments in each Portfolio may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a Portfolio (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio (and of no other Portfolio). However, the risk of an investor in a Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Investments in each Portfolio have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all Portfolios. As to any matter which does not affect a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval, or otherwise voted on in accordance with applicable law. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of that Portfolio (and no other Portfolio) available for distribution to investors. See "Voting Rights" at page 26.

Each Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day as defined above (see page 55) and allocates all such income and gain pro rata among the investors in such Portfolio at the time of such determination.

The "net income" of each Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less (ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a Portfolio. All the net income of each Portfolio is allocated pro rata among the investors in the Portfolio (and no other Portfolio).

Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The statutory basis financial statements of TFLIC included in the Statement of Additional Information have been audited by Ernst & Young L.L.P., independent registered public accounting firm, Des Moines, Iowa. PricewaterhouseCoopers LLP, New York, New York serves as the independent registered public accounting firm to Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios.

                               LEGAL PROCEEDINGS

There are no legal proceedings to which Diversified Investors Portfolios or Diversified is a party and which are expected to have a material adverse effect on any Series or on Diversified's ability to perform its contractual obligations as investment adviser to the Series.

However, on February 18, 2005, Diversified Investors Securities Corp. ("DISC"), the principal underwriter and distributor of the Contracts and a subsidiary of Diversified, was notified by the staff of the National Association of Securities Dealers, Inc. ("NASD") that it had made a preliminary determination to recommend disciplinary action against DISC based on claims of alleged market timing activity in the Diversified Investors International Equity Fund between July 1, 2003 and October 31, 2003. NASD staff contends that DISC facilitated certain shareholders' trading in the Diversified Investors International Equity Fund in contravention of prospectus provisions that took effect on or about July 1, 2003, and otherwise violated NASD rules. NASD staff also has alleged that DISC violated certain record retention rules relating to email communications.

DISC and Diversified have also responded to requests for information from various governmental and self-regulatory agencies in connection with investigations related to mutual fund trading activities. DISC and Diversified have cooperated fully with each request.

Although it is not anticipated that these developments will have an adverse effect on the Diversified Investors Variable Funds, the Diversified Investors Strategic Variable Funds, Diversified or DISC, there can be no assurance at this time.

Additionally, on or about December 1, 2003, a complaint styled Enron Corp. v. J.P. Morgan Securities, Inc., et al., Adversary Proceeding No. 03-92677 (AJG) was filed in the United States Bankruptcy Court for the Southern District of New York. The complaint, which relates to the pending Enron Corporation Chapter 11 bankruptcy proceedings, names as defendants those persons that held on October 30, 2001 certain commercial paper (notes) that had been issued by Enron. Among the named defendants are Diversified and two of the Series (the Intermediate Government Bond Series and the Value & Income Series ("Defendant Series")).

The complaint alleges that Enron sold commercial paper pursuant to an offering memorandum dated September 14, 2001 and that in a series of transactions between October 26, 2001 and November 6, 2001, Enron, at the urging of some or all of the defendants named in the complaint, transferred over $1 billion to the defendants for the purpose of prepaying the notes prior to their maturity. According to the complaint, among the transfers made by Enron during that period were transfers totaling $16,589,671.11 made either directly or indirectly to or for the benefit of a group of entities including the Defendant Series for the purpose of repurchasing the Enron commercial paper held by them. The complaint alleges that these transfers are avoidable under the bankruptcy code on the ground that they were preferential and constructively fraudulent, and seeks to hold Diversified, the Defendant Series and certain other entities jointly and severally liable for these transfers.

Diversified and the Defendant Series deny the claims raised in the complaint and have asserted defenses to the allegations. However, only limited discovery has occurred, and Diversified and the Defendant Series are not in a position to predict the likelihood that Diversified or the Defendant Series will prevail in this matter, the extent of loss that any such party might suffer should it not prevail, or whether any such party might be entitled to indemnification or contribution from any third party to compensate any such loss.

                      STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements for TFLIC, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds and should be considered only as bearing on the ability of TFLIC to meet its obligations under the Contracts. The statutory basis financial statements of TFLIC should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                             ADDITIONAL INFORMATION

This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including statutory basis financial statements relating to TFLIC) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information with respect to TFLIC and the Contracts offered by this Prospectus, including the Statement of Additional Information (which includes statutory basis financial statements relating to TFLIC), contact TFLIC at its address or phone number set forth on the cover of this Prospectus.

For further information with respect to the Calvert Series, Calvert, Inc. or Calvert Asset Management Company, Inc., including the Calvert Series' Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                 MISCELLANEOUS

The Accounts are separate registered accounts of TFLIC. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. TFLIC believes this possibility is remote.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


ITEM                                                           PAGE
----                                                           ----
Independent Registered Public Accounting Firms..............      1
Sale of Contracts/Principal Underwriter.....................      1
Performance Data............................................      1
  Variable Funds Money Market Subaccount....................      1
Diversified Investors Portfolios............................      1
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................      2
  Portfolio Transactions and Brokerage Commissions..........     23
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................     26
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................     27
Determination of Unit Value; Valuation of Securities........     29
Management of Diversified Investors Portfolios..............     31
Management of The Strategic Variable Funds Account..........     56
Proxy Voting Guidelines and Procedures......................     58
Investment Advisory Services................................     58
Diversified Investors Portfolios: Description of Trust......     60
Tax Information Relating to Diversified Investors
  Portfolios................................................     62
Disclosure of Portfolio Holdings............................     63
Statutory Basis Financial Statements of TFLIC...............     64
Appendix A -- Description of Security Ratings...............    A-1
Appendix B -- Proxy Voting Guidelines and Procedures........    B-1
Financial Statements........................................    F-1

                                  REQUEST FOR
                     DIVERSIFIED INVESTORS VARIABLE FUNDS/
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

Detach and return in an envelope addressed to:

TFLIC
4 Manhattanville Road
Purchase, New York 10577

Please make sure that your name and the address to which you wish TFLIC to send the current Statement of Additional Information appears below:

Name

Address

Employer

                                      -A-1-

                                   APPENDIX A

                             STRATEGIC SUBACCOUNTS

As described in the prospectus, under normal market conditions the assets of each Strategic Variable Funds Subaccount are invested in Bond, Stock and Money Market Subaccounts approximately as follows:


-------------------------------------------------------------------------------------------------
                                                                NORMAL APPROXIMATE ALLOCATIONS
-------------------------------------------------------------------------------------------------
                                                                BOND        STOCK    MONEY MARKET
                                                             SUBACCOUNTS SUBACCOUNTS SUBACCOUNTS
-------------------------------------------------------------------------------------------------
  SHORT HORIZON                                                89.75%      10.00%       0.25%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE HORIZON                                         49.75%      50.00%       0.25%
-------------------------------------------------------------------------------------------------
  INTERMEDIATE/LONG HORIZON                                    29.75%      70.00%       0.25%
-------------------------------------------------------------------------------------------------


Each Strategic Variable Funds Subaccount invests in the same underlying Bond and Stock Subaccounts. Diversified selects the underlying Subaccounts and the relative amounts to be invested in them to be generally representative, in Diversified's view, of the capital markets as a whole. The Bond Subaccounts reflect a mix of high quality, high yield and core bond investments. The Stock Subaccounts reflect a mix of U.S. and foreign investments, and a mix of market capitalizations and investment styles. Currently, the underlying Bond Subaccounts, and the percentages of each Strategic Variable Funds Subaccount's Bond Subaccount assets to be invested in these Bond Subaccounts, are:


  Core Bond Subaccount                                          60%
  High Quality Bond Subaccount                                  30%
  High Yield Bond Subaccount                                    10%


The underlying Stock Subaccounts, and the percentages of each Strategic Variable Funds Subaccount's Stock Subaccount assets to be invested in these Stock Subaccounts currently are:


  Large-cap (Growth & Income, Value & Income and Equity
     Growth Subaccounts)                                        77%
  Small-cap (Special Equity Subaccount)                          8%
  International (International Equity Subaccount)               15%


Under normal circumstances each Strategic Variable Funds Subaccount invests in the Money Market Subaccount in minimal amounts (typically less than 1% of its net assets) for cash management and liquidity purposes. However, Diversified may allocate the assets of each Strategic Variable Funds Subaccount without limit to the Money Market Subaccount in attempting to respond to adverse market, political or other conditions. Diversified may change the overall asset allocations between Bond and Stock Subaccounts at any time to reflect its current strategy for asset allocation, and also may change the underlying Subaccounts, and the relative amounts invested in them, at any time.

                     (This page intentionally left blank.)

                                      -B-1-

                                   APPENDIX B

                          APPLICABLE PREMIUM TAX RATES

                                       PREMIUM TAX RATE PERCENT
                                      ---------------------------
                                                         NON-
                                      QUALIFIED       QUALIFIED
                                      ---------      ------------
California..........................     .50%            2.35%
District of Columbia................      --               --
Kentucky............................      --               --
Maine...............................      --             2.00%
Nevada..............................      --             3.50%
Puerto Rico.........................    1.00%            1.00%
South Dakota........................      --             1.25%
West Virginia.......................    1.00%            1.00%
Wyoming.............................      --             1.00%

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                                                         Filed under Rule 497(c)
                                                             File Nos. 333-08543
                                                                   and 811-07717

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 2, 2005

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS

                                      AND

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
          4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (800) 926-0044

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 2, 2005, AND SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS"), FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY ("TFLIC") WHICH INVEST IN DIVERSIFIED INVESTORS VARIABLE FUNDS (THE "VARIABLE FUNDS ACCOUNT") OR DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS (THE "STRATEGIC VARIABLE FUNDS ACCOUNT", AND, TOGETHER WITH THE VARIABLE FUNDS ACCOUNT, THE "ACCOUNTS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING TFLIC AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (800) 926-0044.

A separate Statement of Additional Information is available without charge for Calvert Variable Series, Inc. ("Calvert, Inc.") of which the Calvert Social Balanced Portfolio is part by writing to Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (301) 951-4820.

TABLE OF CONTENTS


                            ITEM                              PAGE
                            ----                              ----
Independent Registered Public Accounting Firms..............     1
Sale of Contracts/Principal Underwriter.....................     1
Performance Data............................................     1
  Variable Funds Money Market Subaccount....................     1
Diversified Investors Portfolios............................     1
  Investment Objectives, Policies and Restrictions Relating
     to the Portfolios......................................     2
  Portfolio Transactions and Brokerage Commissions..........    23
Investment Restrictions Relating to The Strategic Variable
  Funds Subaccounts.........................................    26
Performance Information Relating to The Strategic Variable
  Funds Subaccounts.........................................    27
Determination of Unit Value; Valuation of Securities........    29
Management of Diversified Investors Portfolios..............    31
Management of The Strategic Variable Funds Account..........    56
Proxy Voting Guidelines and Procedures......................    58
Investment Advisory Services................................    58
Diversified Investors Portfolios: Description of Trust......    60
Tax Information Relating to Diversified Investors
  Portfolios................................................    62
Disclosure of Portfolio Holdings............................    63
Statutory Basis Financial Statements of TFLIC...............    64
Appendix A -- Description of Security Ratings...............   A-1
Appendix B -- Proxy Voting Guidelines and Procedures........   B-1
Financial Statements........................................   F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

PricewaterhouseCoopers LLP, 300 Madison Avenue, 24th Floor, New York, New York 10017 serves as the independent registered public accounting firm to the Accounts. The statutory basis financial statements of TFLIC appearing on the following pages have been audited by Ernst & Young L.L.P., independent registered public accounting firm, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309.

SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

Diversified Investors Securities Corp. ("DISC"), which is an affiliate of TFLIC, is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of TFLIC. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than TFLIC. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

PERFORMANCE DATA

VARIABLE FUNDS MONEY MARKET SUBACCOUNT

For the seven day period ended December 31, 2004, the yield for the Variable Funds Money Market Subaccount (the "Money Market Subaccount") was 1.24% and the effective yield was 1.25%.

The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

As the Money Market Subaccount invests only in the Money Market Portfolio (the "Money Market Portfolio") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Portfolio held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Portfolio including the investment management fee.

DIVERSIFIED INVESTORS PORTFOLIOS

There are thirteen Subaccounts of Diversified Investors Variable Funds that are presently available for investment under the Contracts (the "Variable Funds Subaccounts"). There are three Subaccounts of Diversified Investors Strategic Variable Funds (the "Strategic Variable Funds Subaccounts") which are presently available for investment under the Contracts. Each Variable Funds Subaccount, other than the Variable Funds Subaccount which invests in the Calvert Series, invests in a corresponding series of Diversified Investors Portfolios. Those series of Diversified Investors Portfolios (the "Portfolios") are described in this Statement of Additional Information. Each Strategic Variable Funds Subaccount invests in a combination of the Variable Funds Subaccounts (other than the Variable Funds Subaccounts which invest in the Balanced Portfolio and the Calvert Series), which, in turn, invest in the Portfolios.

This section of the Statement of Additional Information describes each Portfolio, including the Money Market Portfolio, the High Quality Bond Portfolio, the Intermediate Government Bond Portfolio, the Core Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Value & Income Portfolio, the Growth & Income Portfolio, the Equity Growth Portfolio, the Special Equity Portfolio, the Aggressive Equity Portfolio and the International Equity Portfolio.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS RELATING TO THE PORTFOLIOS

                             INVESTMENT OBJECTIVES

The investment objective of each Portfolio is described in the Prospectus. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

                              INVESTMENT POLICIES

The following supplements the discussion of the various investment strategies and techniques employed by the Portfolios as set forth in the Prospectus.

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Portfolios have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association
(GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COLLATERALIZED MORTGAGE OBLIGATIONS

A Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Portfolio may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may also buy mortgage-related securities without insurance or guarantees.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolios may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchasers.

VARIABLE RATE AND FLOATING RATE SECURITIES

The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the Portfolio's Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The applicable Subadvisers, on behalf of a Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolios will not invest more than 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.

PARTICIPATION INTERESTS

A Portfolio may purchase from financial institutions participation interests in securities in which such Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Portfolio's Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, a Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Portfolio will not invest more than 15% (10% in the case of the Money Market Portfolio) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.

ILLIQUID SECURITIES

Each Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if trading in these investments does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES

A Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objective. The Notes purchased by the Portfolio will have remaining maturities of 13 months or less. The Portfolio will invest no more than 15% (10% in the case of the Money Market Portfolio) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve

System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolios are fully collateralized, with such collateral being marked to market daily.

The Portfolios may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Portfolio's ability to meet its current obligations or impede investment management if a large portion of the Portfolio's assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

The Portfolios may, together with other registered investment companies managed by the Portfolios' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

FOREIGN SECURITIES -- ALL PORTFOLIOS

The Portfolios may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Portfolio, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES -- MONEY MARKET PORTFOLIO

The Money Market Portfolio may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Portfolio's Subadviser to be of comparable quality to the other obligations in which the Money Market Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Not more than 5% of a Portfolio's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Portfolio to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Portfolios may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward currency exchange contracts may be entered into for each Portfolio for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Portfolio's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Portfolio.

Because some Portfolios may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolios may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Portfolio may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Portfolio may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Portfolio would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Portfolio's holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Portfolios (other than the International Equity Portfolio) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Portfolios may do so when their Subadvisers determine that the transactions would be in a Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts for the Portfolio may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Portfolio's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Portfolio guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Portfolio which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Portfolio) of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Portfolios would take delivery of such securities. When a Portfolio commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Portfolio establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Portfolios expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Portfolios do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Portfolio would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

ZERO COUPON OBLIGATIONS

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Portfolio may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Portfolio may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

Futures Contracts. A Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Portfolio may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Portfolio's current or intended stock investments from broad fluctuations in stock prices. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a decline in the market value of the Portfolio's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

When a Portfolio enters into futures contracts, the Portfolio will establish a segregated account to cover the Portfolio's obligations with respect to such futures contracts. The assets in the account will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Portfolios, if the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Portfolio, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Portfolios are not regulated as "commodity pools" for purposes of the Commodity Exchange Act, regulations and related positions of the Commodity Futures Trading Commission ("CFTC").

Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Portfolios intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with its custodian.

The Portfolios may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Portfolio in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- PORTFOLIOS OTHER THAN THE MONEY MARKET PORTFOLIO

The Portfolios may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Portfolio may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.


When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.



A Portfolio will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.


A Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.


When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.


A Portfolio may purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. A Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolios may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolios will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Portfolio enters into such options transactions under the general supervision of the Adviser and the applicable Board of Trustees.

From time to time, the Portfolio may use credit default swaps to buy or sell credit protection on an individual issuer or a "basket" of issuers, and may also purchase credit linked notes. In a credit default swap, the buyer of credit protection agrees to pay the seller a periodic premium payment in return for the seller paying the amount under par at which a bond is trading if an event occurs that impacts the payment ability of the issuer of the underlying bonds. If such a transaction is to be physically settled, the buyer of the protection delivers to the seller a credit instrument that satisfies the delivery conditions outlined in the trade confirmation. The seller of the credit protection then pays the buyer the par value of the delivered instrument. In a cash settled transaction, the buyer of protection receives from the seller the difference between the market value of the credit instrument and the par value. Credit linked notes can have one or more embedded credit default swaps relating to an individual issuer or a basket of issuers. Credit linked notes are collateralized with a portfolio of securities having an aggregate AAA rating. Credit linked notes are purchased from a trust or other special purpose vehicle that pays a fixed or floating coupon during the life of the note. At maturity, investors, receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate. The trust enters into a default swap with a counterparty, and in the event of default, the trust pays the counterparty par minus the recovery rate in exchange for an annual fee that is passed on to the investors in the form of a higher yield on the notes. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

OPTIONS ON SECURITIES INDICES -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In addition to options on securities, the Portfolios may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolios generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolios' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" -- PORTFOLIOS OTHER THAN THE MONEY MARKET
PORTFOLIO

In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

The Portfolios will not engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolios endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


As a nonfundamental operating policy, it is not expected that more than 40% of a Portfolio's total assets would be involved in short sales against the box.


REAL ESTATE INVESTMENT TRUSTS

Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

DOLLAR ROLLS AND TBA SECURITIES

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained with the Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Portfolio's Subadviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Portfolio enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Portfolio receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Portfolio could experience a loss. No Portfolio will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Portfolio are subject to termination at the Portfolio's or the borrower's option. A Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loans and other direct indebtedness, although the Stock Portfolios currently do not intend to make such investments. In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Portfolio's investment in loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Portfolio will purchase, a Portfolio's Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Portfolio may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, a Portfolio may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Portfolio's investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

Each Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Portfolio may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

CERTAIN OTHER OBLIGATIONS

Each Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

RATING SERVICES

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require a Portfolio to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                                                         INVESTMENT RESTRICTIONS

THE PORTFOLIOS

The "fundamental policies" of each Portfolio may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Portfolio, the lesser of (i) 67% or more of the total beneficial interests of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or (ii) more than 50% of the total beneficial interests of the Portfolio.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Portfolio's total assets or the value of a Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Fundamental Policies. As a matter of fundamental policy, no Portfolio may:

     (1) Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) Underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (Diversified Investors Portfolios may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

     (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

     (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

Non-Fundamental Policies.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or

12(d)(1)(G) of the 1940 Act. This policy does not prevent a Portfolio from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

This policy may be changed by the Board of Trustees of Diversified Investors Portfolios.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Portfolio if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

A Portfolio's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolios do not anticipate paying brokerage commissions in such transactions.

BROKERAGE TRANSACTIONS. Each Portfolio's Subadvisers may use brokers or dealers for Portfolio transactions who also provide brokerage and research services to the Portfolio or other accounts over which the advisers exercise investment discretion. A Portfolio may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Portfolio will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Portfolio's Subadviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     During the year ended December 31, 2003, the Intermediate Government Bond Portfolio executed $49,414,342 of purchase transactions and $8,122,795 of sales transactions through Stephens Inc., an affiliate of the Portfolio's subadviser for which no commissions were charged.



     During the year ended December 31, 2004, the Intermediate Government Bond Portfolio executed $370,672 of purchase transactions and $1,696,416 of sales transactions through Stephens Inc., an affiliate of the Portfolio's subadvisor. Commissions paid for such transactions amounted to $625.


BALANCED PORTFOLIO
     Fiscal year ended December 31, 2002: $1,235,517
     Fiscal year ended December 31, 2003: $840,321

     Fiscal year ended December 31, 2004: $606,428

VALUE & INCOME PORTFOLIO
     Fiscal year ended December 31, 2002: $2,035,650
     Fiscal year ended December 31, 2003: $3,073,214

     Fiscal year ended December 31, 2004: $2,831,824



     During the year ended December 31, 2003, the Value & Income Portfolio executed trades through AllianceBernstein, an affiliate of Alliance Capital Management. Commissions paid for such transactions amounted to $1,610,982.



     During the year ended December 31, 2004, the Value & Income Portfolio executed $520,246,721 of purchase transactions and $430,265,555 of sales transactions through Sanford C. Bernstein & Co. LLC, an affiliate of Alliance Capital Management LP and AllianceBernstein. Commissions paid for such transactions amounted to $1,356,078.


GROWTH & INCOME PORTFOLIO
     Fiscal year ended December 31, 2002: $3,407,485
     Fiscal year ended December 31, 2003: $2,835,902

     Fiscal year ended December 31, 2004: $1,501,940



     During the year ended December 31, 2004, the Growth & Income Portfolio executed $43,672,966 of purchase transactions and $45,413,667 of sales transactions through Goldman Sachs Company, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $49,542.



     During the year ended December 31, 2004, the Growth & Income Portfolio executed $91,609 of purchase transactions and $3,955,539 of sales transactions through Spear, Leeds & Kellogg, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $2,018.



     During the year ended December 31, 2004, the Growth & Income Portfolio executed $121,045 of purchase transactions through Wave Securities LLC, an affiliate of Goldman Sachs Asset Management, LP. Commissions paid for such transactions amounted to $65.


EQUITY GROWTH PORTFOLIO
     Fiscal year ended December 31, 2002: $2,346,622
     Fiscal year ended December 31, 2003: $2,753,872

     Fiscal year ended December 31, 2004: $7,357,373



     During the year-ended December 31, 2003 the Equity Growth Portfolio executed $27,264 of sales transactions through Bank of America International, an affiliate of the Portfolio's subadvisor, for which no commissions were charged.



     During the year ended December 31, 2004, the Equity Growth Portfolio executed $16,664,388 of purchase transactions and $3,417,211 of sales transactions through Bank of America International, an affiliate of Marsico Capital Management LLC. Commissions paid for such transactions amounted to $24,051.


SPECIAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 2002: $11,096,424
     Fiscal year ended December 31, 2003: $7,469,691

     Fiscal year ended December 31, 2004: $7,610,588


AGGRESSIVE EQUITY PORTFOLIO
     Fiscal year ended December 31, 2002: $885,827
     Fiscal year ended December 31, 2003: $1,812,677

     Fiscal year ended December 31, 2004: $4,220,632

INTERNATIONAL EQUITY PORTFOLIO
     Fiscal year ended December 31, 2002: $804,229
     Fiscal year ended December 31, 2003: $674,432

     Fiscal year ended December 31, 2004: $10,153,185

INVESTMENT RESTRICTIONS RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

Fundamental policies of the Strategic Variable Funds Subaccounts may not be changed without the approval of the lesser of (1) 67% of the beneficial holders of units present at a meeting if the holders of more than 50% are present in person or by proxy or (2) more than 50% of the beneficial holders of units. Other restrictions, in the form of operating policies, are subject to change by the Managing Board of the Strategic Variable Funds Account without unitholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Strategic Variable Funds Subaccount.

As a matter of fundamental policy, each Strategic Variable Funds Subaccount may not:

     (1) Borrowing. Borrow money, except each Strategic Variable Funds Subaccount may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Strategic Variable Funds Subaccount will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

     (2) Loans. Make loans, although the Portfolios through which the Strategic Variable Funds Subaccounts invest may purchase money market securities and enter into repurchase agreements;

     (3) Margin. Purchase securities on margin;

     (4) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Strategic Variable Funds Subaccounts as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Subaccount's total assets, valued at market;

     (5) Real Estate. Purchase or sell real estate;

     (6) Senior Securities. Issue senior securities (except permitted borrowings);

     (7) Short Sales. Effect short sales of securities; or

     (8) Underwriting. Underwrite securities issued by other persons, except to the extent that the Strategic Variable Funds Account or Subaccounts may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

In addition, as a matter of fundamental policy, each Strategic Variable Funds Subaccount may engage in futures and options transactions through investments in the Portfolios.

As a matter of operating policy, each Strategic Variable Funds Subaccount may not:

     (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

     (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 15% of the value of each Strategic Variable Funds Subaccount's net assets would be invested in illiquid securities or other securities that are not readily marketable;

     (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

     (4) Options. Invest in options;

     (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Managing Board of the Strategic Variable Funds Account, those officers and directors of TFLIC and Diversified, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

     (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government or any foreign government, their agencies or instrumentalities) if, as a result, more than 5% of the value of each Subaccount's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

     (7) Warrants. Invest in warrants.

Each Strategic Variable Funds Subaccount may invest more than 5% of its assets in any one Variable Funds Subaccount, and each Strategic Variable Funds Subaccount may invest substantially all of its assets, collectively, in Variable Funds Subaccounts.

Because of their investment objectives and policies, the Strategic Variable Funds Subaccounts will each concentrate more than 25% of their assets in the investment company industry. In accordance with the Strategic Variable Funds Subaccounts' investment programs set forth in the Prospectus, each of the Strategic Variable Funds Subaccounts may invest more than 25% of its assets in certain of the Variable Funds Subaccounts. However, each of the Portfolios in which each Variable Funds Subaccount will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Portfolio reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

PERFORMANCE INFORMATION RELATING TO THE STRATEGIC VARIABLE FUNDS SUBACCOUNTS

STANDARD PERFORMANCE INFORMATION

From time to time, quotations of a Strategic Variable Funds Subaccount's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Strategic Variable Funds Subaccount:

TOTAL RETURN

The Strategic Variable Funds Subaccount's total return will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 to reach the value of that investment at the end of the periods. The Strategic Variable Funds Subaccount may also calculate total rates of return which represent aggregate performance over a period of year-by-year performance.

YIELD

The Strategic Variable Funds Subaccount's yield quotation will be based on the annualized net investment income per unit of the Strategic Variable Funds Subaccount over a 30-day period. The current yield for the Strategic Variable Funds Subaccount is calculated by dividing the net investment income per unit of the Strategic Variable Funds Subaccount earned during the period by the net asset value per unit of the Strategic Variable Funds Subaccount on the last day of that period. The resulting figure is then annualized. Net investment income per unit is determined by dividing (i) the dividends and interest earned during the period, minus accrued expenses for the period, by (ii) the average number of units entitled to receive dividends during the period.

COMPARISON OF STRATEGIC VARIABLE FUNDS SUBACCOUNT PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is useful only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Strategic Variable Funds Subaccount with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective investors, a Strategic Variable Funds Subaccount also may compare these figures to the performance of other funds tracked by fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. An underlying Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Strategic Variable Funds Subaccount's performance made by independent sources may also be used in advertisements concerning a Strategic Variable Funds Subaccount. Sources for a Strategic Variable Funds Subaccount's performance information may include, but are not limited to, the following:

     Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     Financial Times, Europe's business newspaper, which features from time to time articles on international or country specific funds.

     Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Investor's Daily, a daily newspaper that features financial, economic and business news.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

     Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

The performance of the Strategic Variable Funds Accounts may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Funds Account's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.

DETERMINATION OF UNIT VALUE; VALUATION OF SECURITIES

TFLIC determines the unit value of each Subaccount each day on which the New York Stock Exchange is open for trading. (As a result, a Subaccount will normally determine its net asset value every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This daily determination of unit value is made as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time unless the Exchange closes earlier, by dividing the total assets of a Subaccount less all of its liabilities, by the total number of units outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of unit value next following the receipt of any purchase or redemption order deemed to be in good order.

Units of each Variable Funds Subaccount are valued based upon the valuation of the securities held by the corresponding underlying Portfolio in which the assets of the particular Variable Funds Subaccount are invested. Units of each Strategic Variable Funds Subaccount are valued based upon the valuation of the units of each Variable Funds Subaccount in which the assets of the particular Strategic Variable Funds Subaccount are invested. Therefore, the valuation of units in both the Variable Funds Subaccounts and the Strategic Variable Funds Subaccounts depends on the valuation policies of the underlying Portfolios. The following discussion describes the valuation policies of the Portfolios.

Beneficial interests in each Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of
Section 4(2) of the 1933 Act.

Securities of the Diversified Investors Portfolios are generally valued based on market prices or quotations. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Trusts and Portfolio Trusts. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Portfolio may price securities using fair value procedures approved by the Board of Trustees of Diversified Investors Portfolios. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of Board of Trustees of Diversified Investors Portfolios. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of Board of Trustees of Diversified Investors Portfolios.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Portfolio. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of Diversified Investors Portfolios.

Interest income on long-term obligations held for a Portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of Diversified Investors Portfolios, to be used to value the securities of each Series of Diversified Investors Portfolios.

Each investor in each Portfolio, including the Variable Funds Subaccounts, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

                                                                        TRUSTEES


------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                    INVESTMENT
                                                                                                     COMPANIES
                                                                                                  ASSOCIATED WITH
                               POSITION HELD AND                                                    DIVERSIFIED
                                 LENGTH OF TIME      PRINCIPAL OCCUPATION DURING PAST 5 YEARS       OVERSEEN BY
        NAME AND AGE                 SERVED                AND OTHER DIRECTORSHIPS HELD               TRUSTEE
------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES:
----------------------------
 Mark Mullin                        Trustee          6/2002 to present--President and Chief             66
 Age: 42                           since 1998        Executive Officer, Transamerica Financial
                                                     Life Insurance Company; 4/1995 to
                                                     3/2005--Vice President, Diversified
                                                     Investment Advisors, Inc.; 4/2005 to
                                                     present--President and Chief Executive
                                                     Officer, Diversified Investment Advisors,
                                                     Inc.
 Peter G. Kunkel                    Trustee          1/1994 to present--Chief Operating                 66
 Age: 54                           since 2002        Officer, Diversified Investment Advisors,
                                                     Inc.; 6/2002 to present--Vice President
                                                     and Director, Transamerica Financial Life
                                                     Insurance Company.
----------------------------
 DISINTERESTED TRUSTEES:
----------------------------
 Neal M. Jewell                     Trustee          11/1995 to 10/2004--Independent Trustee,           66
 Age: 70                           since 1993        EACM Select Managers Equity Fund (a
                                                     mutual fund).
 Robert Lester Lindsay              Trustee          7/1989 to present--Retired.                        66
 Age: 70                           since 1993
 Eugene M. Mannella                 Trustee          8/1993 to present--President,                      66
 Age: 51                           since 1993        International Fund Services (mutual fund
                                                     administration).
 Joyce Galpern Norden               Trustee          6/2004 to present--Retired; 9/1996 to              66
 Age: 65                           since 1993        6/2004--Vice President, Institutional
                                                     Advancement, Reconstructionist Rabbinical
                                                     College.
 Patricia L. Sawyer                 Trustee          1989 to present--President and Executive           66
 Age: 54                          since 1993,        Search Consultant, Smith & Sawyer LLC.
                              Chairperson of Audit
                              Committee since 2003
------------------------------------------------------------------------------------------------------------------



* Messrs. Mullin and Kunkel are interested Trustees by virtue of their affiliation with Diversified.

                                                                        OFFICERS

Mr. Mullin is President and Chairman of the Board.


--------------------------------------------------------------------------------------------------------------
                             POSITION HELD AND
                              LENGTH OF TIME        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
      NAME AND AGE                SERVED            AND OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
 Robert F. Colby           Secretary since 1993     1/1994 to present--Senior Vice President and General
 Age: 49                                            Counsel, Diversified Investment Advisors, Inc.; 1/1994 to
                                                    present--Vice President and General Counsel, Diversified
                                                    Investors Securities Corp.; 11/1993 to present--Vice
                                                    President, Assistant Secretary, and Director, Transamerica
                                                    Financial Life Insurance Company.
 Joseph P. Carusone        Treasurer since 2001     6/2001 to present--Vice President, Diversified Investment
 Age: 39                                            Advisors, Inc.; 12/1999 to 6/2001--Director, Diversified
                                                    Investment Advisors, Inc.; 1999 to 2001--Assistant
                                                    Treasurer, Diversified Investors Fund Group; 2004 to
                                                    present--Director, Transamerica Financial Life Insurance
                                                    Company.
 Quedel Principal           Assistant Secretary     1/1996 to present--Vice President and Senior Counsel,
 Age: 39                        since 2004          Diversified Investment Advisors, Inc.; 6/2002 to
                                                    present--Director, Diversified Investors Securities Corp.
 Suzanne Valerio-           Assistant Treasurer     12/1998 to present--Director, Diversified Investment
 Montemurro                     since 2002          Advisors, Inc.
 Age: 40
 Richard Resnik              Chief Compliance       6/1999 to present--Director, Vice President, and Chief
 Age: 38                    Officer since 2004      Compliance Officer, Diversified Investors Securities
                                                    Corp.; 8/2004 to present--Chief Compliance Officer,
                                                    Diversified Investment Advisors, Inc.; 4/1998 to
                                                    3/2004--Director of Compliance, Diversified Investment
                                                    Advisors, Inc.; 4/2004 to present--Chief Compliance
                                                    Officer, Diversified Investment Advisors, Inc.
--------------------------------------------------------------------------------------------------------------


The Board of Trustees met four times during the Portfolios' last fiscal year. The Board has a standing audit committee currently composed all of the Trustees who are not "interested persons" of the Portfolios as defined in the 1940 Act. The Audit Committee met four times during the Portfolios' last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Portfolios and, among other things, considers the selection of the independent public accountants for the Portfolios. The Board does not have a standing nominating or compensation committee.

                                                                    COMPENSATION

For the fiscal year ended December 31, 2004, the Trust provided the following compensation to its Trustees. Messrs. Mullin and Kunkel are not compensated for their services as Trustees because of their affiliation with Diversified Investment Advisors, Inc.


    -------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                         AGGREGATE            PENSION OR                               COMPENSATION
                                        COMPENSATION          RETIREMENT                                 FROM THE
                                          FROM THE             BENEFITS            ESTIMATED            TRUSTS AND
                                        DIVERSIFIED           ACCRUED AS             ANNUAL                FUND
                                         INVESTORS             PART OF           BENEFITS UPON         COMPLEX PAID
    NAME OF PERSON, POSITION             PORTFOLIOS         FUND EXPENSES          RETIREMENT          TO TRUSTEES
    -------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Trustee                               None                  None                 None               None
    -------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Trustee                               $4,500                None                 None               $24,000
    -------------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel
     Trustee                               None                  None                 None               None
    -------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                               $4,500                None                 None               $24,000
    -------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Trustee                               $4,500                None                 None               $24,000
    -------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                               $4,500                None                 None               $22,500
    -------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Trustee                               $4,500                None                 None               $24,000
    -------------------------------------------------------------------------------------------------------------------


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.
                                                                  CODE OF ETHICS

The Trustees/Members of the Managing Board of Diversified Investors Variable Funds, Diversified Investors Strategic Variable Funds, Diversified Investment Advisors, Inc. and Diversified Investors Securities Corp., the investment adviser and distributor, respectively have adopted a Code of Ethics (the "Code"). This Code prohibits specific types of personal securities transactions which would create a conflict of interest. It also establishes reporting requirements and preventive procedures pursuant to the provisions of Rule 17j-1(b)(1) under the 1940 Act.

INVESTMENT ADVISORY SERVICES

Diversified Investment Advisors, Inc. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Portfolio, and subject to the investment policies described herein and in the Prospectus for the Portfolios. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, the Adviser provides general investment advice to each Portfolio.

For each Portfolio, the Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more Subadvisers.

Each Advisory Agreement and Subadvisory Agreement provides that the Adviser or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the investors in the Portfolio (with the vote of each being in proportion to its interests) or by a vote of a majority of the Board of Trustees of Diversified Investors Portfolios, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, or by the applicable Subadviser on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement. Similarly, each of the Subadvisory Agreements provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the terms of the Subadvisory Agreement and shall not be liable for any loss arising out of any investment or for certain others acts or omissions in the execution of security transactions for the Portfolio, except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Adviser's and Subadviser's fees with respect to each Portfolio are described in the Prospectus.

Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement. Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.


Diversified provides services with respect to $66 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for more than one million participants and has 925 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.


As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

Subadvisers are selected from more than 4,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires what it believes to be the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of Diversified Investors Portfolios, including a majority of the Trustees who are not "interested persons" of Diversified Investors Portfolios.

Each Subadviser's performance on behalf of a Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.

Diversified Investors Portfolios has obtained an exemptive order from the Securities and Exchange Commission which permits the Portfolios, under certain circumstances, to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of sub-advisory agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the Portfolio's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified. Before each individual Portfolio relies on the exemptive order, the Portfolio's investors must approve it. Investors in all Portfolios have approved the exemptive order.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance data and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives. Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.

For the fiscal year ended December 31, 2002, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 2,001,233    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                              1,305,968         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                   1,069,693         --
-----------------------------------------------------------------------------------------
 Core Bond                                                      3,111,781         --
-----------------------------------------------------------------------------------------
 High Yield Bond                                                1,085,101     24,405
-----------------------------------------------------------------------------------------
 Balanced                                                       1,884,133     90,631
-----------------------------------------------------------------------------------------
 Value & Income                                                 7,401,144         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                5,302,118     63,638
-----------------------------------------------------------------------------------------
 Equity Growth                                                  7,662,783         --
-----------------------------------------------------------------------------------------
 Special Equity                                                 9,393,768         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,290,238     21,922
-----------------------------------------------------------------------------------------
 International Equity                                           5,026,340         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                15,282         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         40,905         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    49,698         --
-----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2003, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:

----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED      WAIVED
----------------------------------------------------------------------------------------
 Money Market                                                 $2,243,100    $    --
----------------------------------------------------------------------------------------
 High Quality Bond                                             1,883,795         --
----------------------------------------------------------------------------------------
 Intermediate Government Bond                                  1,139,280         --
----------------------------------------------------------------------------------------
 Core Bond                                                     4,439,027        373
----------------------------------------------------------------------------------------
 High Yield Bond                                               1,300,488     17,678
----------------------------------------------------------------------------------------
 Balanced                                                      1,788,590     53,018
----------------------------------------------------------------------------------------
 Value & Income                                                8,137,894         --
----------------------------------------------------------------------------------------
 Growth & Income                                               5,427,473         --
----------------------------------------------------------------------------------------
 Equity Growth                                                 9,484,312         --
----------------------------------------------------------------------------------------
 Special Equity                                                8,542,212        120
----------------------------------------------------------------------------------------
 Aggressive Equity                                             3,211,358     24,963
----------------------------------------------------------------------------------------
 International Equity                                          5,969,766         --
----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                               19,428         --
----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                        43,954         --
----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                   55,749         --
----------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2004, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following Portfolios:


-----------------------------------------------------------------------------------------
                         PORTFOLIO                              EARNED       WAIVED
-----------------------------------------------------------------------------------------
 Money Market                                                 $ 2,056,993    $    --
-----------------------------------------------------------------------------------------
 High Quality Bond                                              2,341,487         --
-----------------------------------------------------------------------------------------
 Intermediate Government Bond                                     948,718     57,448
-----------------------------------------------------------------------------------------
 Core Bond                                                      5,404,392         --
-----------------------------------------------------------------------------------------
 High Yield Bond                                                1,702,720      8,915
-----------------------------------------------------------------------------------------
 Balanced                                                       1,887,638     80,562
-----------------------------------------------------------------------------------------
 Value & Income                                                10,846,077         --
-----------------------------------------------------------------------------------------
 Growth & Income                                                6,428,226         --
-----------------------------------------------------------------------------------------
 Equity Growth                                                 12,888,076         --
-----------------------------------------------------------------------------------------
 Special Equity                                                10,328,852         --
-----------------------------------------------------------------------------------------
 Aggressive Equity                                              3,401,765     43,307
-----------------------------------------------------------------------------------------
 International Equity                                           8,840,962         --
-----------------------------------------------------------------------------------------
 Short Horizon Strategic Allocation                                20,787         --
-----------------------------------------------------------------------------------------
 Intermediate Horizon Strategic Allocation                         53,074         --
-----------------------------------------------------------------------------------------
 Intermediate/Long Horizon Strategic Allocation                    73,223         --
-----------------------------------------------------------------------------------------


SUBADVISERS


The Subadvisers make the day-to-day investment decisions for the Diversified Investors Portfolios, subject in all cases to the general supervision of Diversified. The Subadvisers are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds the invest in the Portfolio with respect to which such person has or shares management responsibility.



MONEY MARKET PORTFOLIO



GE Asset Management, Incorporated. GE Asset Management was formed in 1988 and has been a registered investment adviser since 1988.



Donald Duncan, Richard Annunziato, and James Gannon (the "GE Asset Management Team") are responsible for the day-to-day supervision of the Money Market Portfolio on behalf of GE Asset Management.



As of December 31, 2004, each member of the GE Asset Management Team managed assets for (i) five other registered investment companies having approximately $1.954 billion in total assets, (ii) four other pooled investment vehicles having approximately $9.674 billion in total assets, and (iii) two other accounts having approximately $903 million in total assets. GE Asset Management's advisory fee was not based on the performance of any of such registered investment companies, pooled investment vehicles or other accounts.



The compensation package of each member of the GE Asset Management Team includes both fixed base compensation and variable incentive compensation components. The base compensation of each member of the GE Asset Management Team is based on his professional experience and responsibilities relative to similarly situated GE Asset Management portfolio managers.



Each member of the GE Asset Management Team is also eligible to receive incentive compensation annually in the form of variable cash bonuses that are based on quantitative and qualitative factors.

Generally, 60% of incentive compensation is quantitatively determined, based on the investment performance of each member of the GE Asset Management Team and, where applicable, the investment performance of the GE Asset Management Team as a whole, over both a one- and three-year time-frame relative to a variety of benchmarks generally applicable to money market funds. The remaining 40% of incentive compensation is based on several qualitative factors, including, but not limited to, (i) teamwork/leadership, (ii) marketing support, and (iii) effective communication.



In addition to the base compensation and incentive compensation, GE Asset Management's parent company, General Electric Co. ("GE"), periodically grants restricted stock units and options to purchase shares of GE common stock. GE determines the overall timing, frequency and size of such grants, which it distributes to its subsidiary businesses and provides guidelines for the subsequent grant to individual employees. The pool of GE Asset Management employees eligible for such grants could include members of the GE Asset Management Team; however, no special grants are guaranteed, allocated or anticipated specifically for such team members. The strike price of stock options is the selling price of GE common stock as of the grant date.



All GE employees, including members of the GE Asset Management Team, are also eligible to participate in GE's defined benefit plan and its defined contribution plan, which offers participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Aside from such plans, deferred compensation is not a regular component of a GE Asset Management Team member's compensation. In the past, GE has periodically offered the opportunity for certain executives (which may include certain members of the GE Asset Management Team) to defer portions of their base compensation and incentive compensation. These deferral programs are offered and administered at the discretion of GE and provide for the deferral of salary at a specific rate of return, payable upon retirement according to a predetermined payment schedule.



As of December 31, 2004, no member of the GE Asset Management Team beneficially owned securities in any of the Funds that invest in the Money Market Portfolio.



INTERMEDIATE GOVERNMENT BOND PORTFOLIO



Allegiance Investment Management, L.L.C.


Stephens Capital Management



Allegiance Investment Management, L.L.C. Allegiance was formed in 2001. Its predecessor, Allegiance Capital, Inc., was formed in 1988. 100% of Allegiance Capital, Inc.'s assets were subsequently transferred to Allegiance. Allegiance has been a registered investment adviser since 2002.



William K. Mawhorter, Martin D. Standish, Bryan Scordamaglia, Ion Dan, and Ashley Mawhorter (the "Allegiance Team") are responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of Allegiance.



As of December 31, 2004, each member of the Allegiance Team managed assets for
(i) one other registered investment company having approximately $5.9 million in total assets, (ii) no other pooled investment vehicles, and (iii) two hundred seventy-one other accounts having approximately $5.081 billion in total assets. Allegiance's advisory fee was not based on performance for such registered investment company or other accounts.



Members of the Allegiance Team are compensated with a combination of base salary and annual bonus. Factors that influence the bonus amount are the achievement of personal and professional goals. Compensation is not based on the number of assets managed, as the position of portfolio manager (responsible for specific, individual client accounts) per se does not exist at Allegiance. Additionally, employees have the option to purchase equity in Allegiance. Mr. Mawhorter, Mr. Standish, and Ms. Mawhorter are shareholders of Allegiance.



As of December 31, 2004, no member of the Allegiance Team beneficially owned securities in any of the Funds that invest in the Intermediate Government Bond.

Stephens Capital Management. Stephens was formed in 1982 and has been a registered investment adviser since 1982.



William L. Tedford and Alan B. Tedford are responsible for the day-to-day supervision of the Intermediate Government Bond Portfolio on behalf of Stephens Capital Management.



As of December 31, 2004, William and Alan Tedford each managed assets for (i) one other registered investment company having approximately $38.831 million in total assets, (ii) no other pooled investment vehicles, and (iii) forty-two other accounts having approximately $637 million in total assets. Stephens Capital Management's advisory fee was not based on performance for such registered investment company or such other accounts.



William Tedford receives a base salary plus a discretionary bonus. Alan Tedford's compensation is set at a fixed percentage of Stephen's fee income.



As of December 31, 2004, neither William nor Alan Tedford beneficially owned securities in Funds that invest in the Intermediate Government Bond.



HIGH QUALITY BOND PORTFOLIO



Merganser Capital Management Limited Partnership. Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.



Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.



As of December 31, 2004, Mr. Kelly managed assets for (i) two other registered investment companies having approximately $445 million in total assets, (ii) two other pooled investment vehicles having approximately $328 million in total assets, and (iii) forty-three other accounts having approximately $4.112 billion in total assets. As of December 31, 2004, Mr. Kaplan managed assets for (i) no other registered investment companies, (ii) no other pooled investment vehicles, and (iii) fifteen other accounts having approximately $910 million in total assets. Merganser's advisory fee was not based on the performance of any of such registered investment companies, pooled accounts or other accounts.



The compensation of Mr. Kelly and Mr. Kaplan consists of salary and bonus. Each manager's salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser's change in revenue from year to year. No portion of either manager's compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance. Each manager also enjoys financial benefits from his equity position in the firm.



As of December 31, 2004, Mr. Kelly beneficially owned securities having an aggregate value in the range of $1 to $10,000 in Funds that invest in the High Quality Bond Portfolio, while Mr. Kaplan did not beneficially own any securities in any of the Funds that invest in the High Quality Bond Portfolio.



TOTAL RETURN BOND PORTFOLIO



Western Asset Management Company. Western Asset Management was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.



S. Kenneth Leech, Stephen A. Walsh, and Edward A. Moody are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of Western Asset Management.



As of December 31, 2004, [Name] managed assets for (i)           other
registered investment companies having approximately $          in total assets
(with Western Asset Management's advisory fee being based on performance for of such registered investment companies, which had approximately
$          in total assets), (ii)           other pooled investment vehicles
having approximately $          in total assets (with Western Asset Management's
advisory fee being based on performance for           of such pooled investment
vehicles, which had approximately $          in
total assets), and (iii)           other accounts having approximately
$          in total assets (with Western Asset Management's advisory fee being
based on performance for           of such accounts, which had approximately
$          in total assets).



Western Asset Management's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes base salaries, employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset Management, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks derived from salary and compensation surveys performed by third party providers. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset Management, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset Management's business. In order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.



As of December 31, 2004, none of Messrs. Leech, Walsh, or Moody beneficially owned securities in any of the Funds that invest in the Total Return Bond Portfolio.



CORE BOND PORTFOLIO



BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.



Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.



As of December 31, 2004, Mr. Amero managed assets for (i) thirty-five other registered investment companies having approximately $17.2 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) forty-two other pooled investment vehicles having approximately $11.5 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and (iii) three hundred eighty-four other accounts having approximately $96.3 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



As of December 31, 2004, Mr. Anderson managed assets for (i) thirty other registered investment companies having approximately $15 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) thirty-five other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and (iii) three hundred sixty-six other accounts having approximately $90.7 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



BlackRock's compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary (based on seniority and/or position with the firm), a discretionary bonus (which can include a discretionary cash bonus and/or awards under or participation in a long-term incentive plan, a deferred compensation program, a restricted stock award program and/or incentive savings plan), and various retirement benefits.



Annual incentive compensation for Mr. Amero and Mr. Anderson is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. In most cases, the benchmarks against which Mr. Amero and Mr. Anderson compete are the same as the benchmark or benchmarks against which the performance of the Core Bond Portfolio or other accounts are measured. For Mr. Amero and Mr. Anderson, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of Mr. Amero and Mr. Anderson may include a portion of the performance fees paid by certain accounts and funds that they manage.



Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers.



As of December 31, 2004, neither Mr. Amero nor Mr. Anderson beneficially owned securities in any of the Funds that invest in the Core Bond Portfolio.



HIGH YIELD BOND PORTFOLIO



Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is wholly owned by Eaton Vance Corp.



Michael Weilheimer and Linda Carter are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.



As of December 31, 2004, Mr. Weilheimer managed assets for (i) three other registered investment companies having approximately $6.254 billion in total assets, (ii) no other pooled investment vehicles, and (iii) six other accounts having approximately $208.087 million in total assets. Eaton Vance Management's advisory fee was not based on the performance for such registered investment companies or such other accounts.



As of December 31, 2004, Ms. Carter managed assets for (i) no other registered investment companies, (ii) no other pooled investment vehicles, and (iii) six other accounts having approximately $208.087 million in total assets. Eaton Vance Management's advisory fee was not based on the performance for such other accounts.



Compensation of Eaton Vance Management portfolio managers, including Mr. Weilheimer and Ms. Carter, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase nonvoting common stock of Eaton Vance Management's corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.'s nonvoting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.



Compensation of Eaton Vance's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.



Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.



Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management's overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.



As of December 31, 2004, neither Mr. Weilheimer nor Ms. Carter beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.



BALANCED PORTFOLIO



Aeltus Investment Management, Inc.


BlackRock Advisors, Inc.



Aeltus Investment Management, Inc. Aeltus was formed in November of 1972 and is an indirect wholly-owned subsidiary of ING Groep N.V.



Hugh Whelan and Doug Cote are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of Aeltus.



As of December 31, 2004, Mr. Whelan and Mr. Cote each managed assets for (i) fifty-nine other registered investment companies having approximately $6.824 billion in total assets (Aeltus' advisory fee was not based on the performance of any of such registered investment companies), (ii) seventeen other pooled investment vehicles having approximately $3.325 billion in total assets (Aeltus' advisory fee was not based on the performance of any of such pooled investment vehicles), and (iii) twenty-nine other accounts having approximately $4.453 billion in total assets (with Aeltus' advisory fee being based on performance for six of such accounts, which had approximately $956 million in total assets).



The compensation of Mr. Whelan and Mr. Cote consisted of (a) a base salary; (b) a bonus based on Aeltus' performance, three and five year pre-tax performance of the accounts that Mr. Whelan and Mr. Cote were primarily and jointly responsible for relative to the account benchmarks and peer universe performance, and revenue growth of the accounts for which Mr. Whelan and Mr. Cote were responsible; and (c) long-term equity awards tied to the performance of Aeltus' parent company, ING Group, which vest in three years and are paid in a combination of ING restricted stock, stock options, and restricted performance units.



Mr. Whelan and Mr. Cote are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices (here, the S&P 500) and, where applicable, peer groups including, but not limited to, Russell, Morningstar, Lipper, and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards represent a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three-year periods and year-to-date net cash flows (ex market movement) for all accounts managed by the team. The results for overall IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.



Investment professionals performance measures for bonus determinations are weighed by 25% being attributable to the overall IIM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).



Mr. Whelan and Mr. Cote may participate in Aeltus' deferred compensation plan, which provides Mr. Whelan and Mr. Cote the opportunity to invest deferred amounts of their compensation in mutual funds, ING stock or at an annual fixed rate of interest. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable. In addition, Mr. Whelan and Mr. Cote participate in Aeltus' pension and retirement plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are generally available to all salaried employees.



As of December 31, 2004, neither Mr. Whelan nor Mr. Cote beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.



BlackRock Advisors, Inc. BlackRock was formed in 1988 and was acquired by PNC Financial Services Group (formerly PNC Bank) in 1995. BlackRock has been a registered investment adviser since 1998.



Scott Amero and Keith Anderson are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of BlackRock.



As of December 31, 2004, Mr. Amero managed assets for (i) thirty-five other registered investment companies having approximately $17.2 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) forty-two other pooled investment vehicles having approximately $11.5 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and (iii) three hundred eighty-four other accounts having approximately $96.3 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



As of December 31, 2004, Mr. Anderson managed assets for (i) thirty other registered investment companies having approximately $15 billion in total assets (BlackRock's advisory fee was not based on the performance of any of such registered investment companies), (ii) thirty-five other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock's advisory fee being based on performance for three of such pooled investment vehicles, which had approximately $2.6 billion in total assets), and (iii) three hundred sixty-six other accounts having approximately $90.7 billion in total assets (with BlackRock's advisory fee being based on performance for twenty of such accounts, which had approximately $5.9 billion in total assets).



BlackRock's compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary (based on seniority and/or position with the firm), a discretionary bonus (which can include a discretionary cash bonus and/or awards under or participation in a long-term incentive plan, a deferred compensation program, a restricted stock award program and/or incentive savings plan), and various retirement benefits.

Annual incentive compensation for BlackRock's portfolio managers is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. For Mr. Amero and Mr. Anderson, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers Aggregate Index). In addition, some of the annual incentive compensation of BlackRock portfolio managers may include a portion of the performance fees paid by certain accounts and funds that they manage.



Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers.



As of December 31, 2004, neither Mr. Amero nor Mr. Anderson beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.



VALUE & INCOME PORTFOLIO



Alliance Capital Management, L.P. Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance as limited partners.



In December 2003, Alliance Capital Management announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Value & Income Portfolio.



Marilyn Fedak, Frank Caruso, John Mahedy, John Phillips, and Chris Marx (the "Alliance Team") are responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of Alliance.



As of December 31, 2004, Mr. Caruso managed assets for (i) six other registered investment companies having approximately $14.25 billion in total assets (Alliance's advisory fee was not based on performance for such registered investment companies), (ii) no other pooled investment vehicles, and (iii) thirteen other accounts having approximately $2.789 billion in total assets (with Alliance's advisory fee being based on performance for one such account, which had approximately $1.649 billion in total assets).



As of December 31, 2004, Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx each managed assets for (i) nineteen other registered investment companies having approximately $17.821 billion in total assets (with Alliance's advisory fee being based on performance for one such registered investment company, which had approximately $5.813 billion in total assets), (ii) no other pooled investment vehicles, (iii) and one hundred ninety-seven other accounts having approximately $9.391 billion in total assets (with Alliance's advisory fee being based on performance for four of such accounts, which had approximately $809 million in total assets).



Alliance's investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"), and (iv) discretionary long-term incentive compensation in the form of restricted unit grants. Investment professionals also receive contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same Alliance Bernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities. An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria.



As of December 31, 2004, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Value & Income Portfolio.



VALUE PORTFOLIO



Hotchkis and Wiley Capital Management, LLC. Hotchkis and Wiley Capital Management, LLC was formed in 1980.



Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis, and Stan Majcher (the "Hotchkis Team") are responsible for the day-to-day supervision of the Value & Income Portfolio on behalf of Hotchkis.



As of December 31, 2004, each member of the Hotchkis Team managed assets for (i) sixteen other registered investment companies having approximately $10.2 billion in total assets (with Hotchkis's advisory fee being based on performance for one of such registered investment companies, which had approximately $1.7 billion in total assets), (ii) three other pooled investment vehicles having approximately $315 million in total assets (Hotchkis's advisory fee was not based on the performance of such pooled investment vehicles), and (iii) ninety-five other accounts having approximately $9 billion in total assets (with Hotchkis's advisory fee being based on performance for six of such accounts, which had approximately $1 billion in total assets).



Hotchkis investment professionals, including the members of the Hotchkis Team, receive a base salary and are eligible for an annual bonus. Some Hotchkis Team members also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.



Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Value & Income Portfolio or separate accounts, of specific industries within the Value & Income Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis's overall bonus pool.



Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis's Executive Committee and Hotchkis's Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis's bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.



Each member of the Hotchkis Team owns equity in Hotchkis.

As of December 31, 2004, no member of the Hotchkis Team beneficially owned securities in any of the Funds that invest in the Balanced Portfolio.



GROWTH & INCOME PORTFOLIO



Ark Asset Management Co., Inc.


Aronson+Johnson+Ortiz, LP


Goldman Sachs Asset Management, L.P.



Ark Asset Management Co., Inc. Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees.



Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Ark.



As of December 31, 2004, Mr. Kurth and Ms. Peretz each managed assets for (i) four other registered investment companies having approximately $430 million in total assets, (ii) ten other pooled investment vehicles having approximately $1.19 billion in total assets, and (iii) eighty-eight other accounts having approximately $4.085 billion in total assets. Ark's advisory fee was not based on the performance of any of such registered investment companies, pooled investment vehicles or other accounts.



The annual compensation of Mr. Kurth and Ms. Peretz is comprised of salary and incentive bonuses, which are based on (a) Ark's profitability; (b) each portfolio manager's group's profitability; and (c) each portfolio manager's (i) contribution to investment ideas and the investment process, (ii) skill as a professional, and (iii) effective interface with clients and other professional at Ark.



As of December 31, 2004, neither Mr. Kurth nor Ms. Peretz beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio.



Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by seven principals, with experience in portfolio management, security analysis, trading, consulting, public accounting and econometrics.



Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, and Gina N. Marie Moore (the "AJO Team") are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of AJO.



As of December 31, 2004, each member of the AJO Team managed assets for (i) eleven other registered investment companies having approximately $2.889 billion in total assets (with AJO's advisory fee being based on performance for three of such registered investment companies, which had approximately $143 million in total assets), (ii) nineteen other pooled investment vehicles having approximately $3.624 billion in total assets (with AJO's advisory fee being based on performance for four of such pooled investment vehicles, which had approximately $389 million in total assets), and (iii) seventy-six other accounts having approximately $12.406 billion in total assets (with AJO's advisory fee being based on performance for thirty-three of such accounts, which had approximately $2.928 billion in total assets).



Each member of the AJO Team is a principal of AJO. Remuneration to principals is derived from base salary, profit sharing, and annual contribution to AJO's Simplified Employee Pension Plan program equal to 15% of salary. In addition, bonuses of up to 100% of salary are occasionally awarded to both principals and associates, based on merit and hard work. No part of any individual's compensations is derived from performance or asset value of any account.



As of December 31, 2004, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio.



Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.

Melissa Brown and Gary Chropuvka are responsible for the day-to-day supervision of the Growth & Income Portfolio on behalf of Goldman Sachs Asset Management.



As of December 31, 2004, Ms. Brown managed assets for (i) thirty-seven other registered investment companies having approximately $9.556 billion in total assets (Goldman Sachs Asset Management's advisory fee was not based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $2.516 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $109.2 million in total assets), and (iii) ninety-four other accounts having approximately $16.675 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for eighteen of such accounts, which had approximately $4.177 billion in total assets).



As of December 31, 2004, Mr. Chropuvka managed assets for (i) thirty-eight other registered investment companies having approximately $9.65 billion in total assets (Goldman Sachs Asset Management's advisory fee was not based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $2.516 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $109.2 million in total assets), and (iii) two hundred forty-one other accounts having approximately $17.845 billion in total assets (with Goldman Sachs Asset Management's advisory fee being based on performance for eighteen of such accounts, which had approximately $4.177 billion in total assets).



The compensation packages for Ms. Brown and Mr. Chropuvka are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manger's individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.



The performance bonuses for Ms. Brown and Mr. Chropuvka are significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manger managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio mangers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations. Goldman Sachs Asset Management uses the S&P 500 Index as a benchmark for purposes of assessing the performance of Ms. Brown and Mr. Chropuvka with respect to the Growth & Income Portfolio.



Goldman Sachs Asset Management decision may also be influenced by the following: the performance of Goldman Sachs Asset Management; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.



In addition to base salary and performance bonus, Goldman Sachs Asset Management has a number of additional benefits/deferred compensation programs for all portfolio managers, including Ms. Brown and Mr. Chropuvka, in place including
(i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and
(ii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Ms. Brown and Mr. Chropuvka may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain Goldman Sachs Asset Management portfolio managers also may participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.



As of December 31, 2004, neither Ms. Brown nor Mr. Chropuvka beneficially owned securities in any of the Funds that invest in the Growth & Income Portfolio.



EQUITY GROWTH PORTFOLIO



Ark Asset Management Co., Inc.


Marsico Capital Management, LLC



Ark Asset Management Co., Inc. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees.



Joel Kurth and Nancy Peretz are responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Ark.



As of December 31, 2004, Mr. Kurth and Ms. Peretz each managed assets for (i) four other registered investment companies having approximately $430 million in total assets, (ii) ten other pooled investment vehicles having approximately $1.19 billion in total assets, and (iii) eighty-eight other accounts having approximately $4.085 billion in total assets. Ark's advisory fee was not based on the performance of any of such registered investment companies, pooled investments vehicles or other accounts.



The annual compensation of Mr. Kurth and Ms. Peretz is comprised of salary and incentive bonuses, which are based on (a) Ark's profitability; (b) each portfolio manager's group's profitability; and (c) each portfolio manager's (i) contribution to investment ideas and the investment process, (ii) skill as a professional, and (iii) effective interface with clients and other professional at Ark.



As of December 31, 2004, neither Mr. Kurth nor Ms. Peretz beneficially owned securities in any of the Funds that invest in the Equity Growth Portfolio.



Marsico Capital Management, LLC. Marsico was formed in September 1997 and is wholly owned by the Bank of America.



Thomas F. Marisco is responsible for the day-to-day supervision of the Equity Growth Portfolio on behalf of Marsico.



As of December 31, 2004, Mr. Marisco managed assets for (i) twenty-nine other registered investment companies having approximately $21.158 billion in total assets, (ii) eleven other pooled investment vehicles having approximately $1.045 billion in total assets, and (iii) one hundred sixty-seven other accounts having approximately $16.997 billion in total assets. Marsico's advisory fee was not based on the performance of any of such registered investment companies, pooled investments vehicles or other accounts.



Mr. Marsico's compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico's compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm's bonus pool. Mr. Marsico's compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico's compensation is not directly tied to achieving any pre-determined or specified level of performance.



In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's investment team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico's benefits to the same extent and on the same basis as other MCM employees.



As of December 31, 2004, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Equity Growth Portfolio.



SPECIAL EQUITY PORTFOLIO



EARNEST Partners, LLC


INVESCO Institutional (N.A.), Inc.


RS Investment Management, L.P.


Seneca Capital Management, LLC


Wellington Management Company, LLP



EARNEST Partners, LLC. EARNEST was formed in 1989 and is wholly owned by its employees. EARNEST has been a registered investment adviser since 1989.



Paul Viera is responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of EARNEST Partners.



As of December 31, 2004, Mr. Viera managed assets for (i) nine other registered investment companies having approximately $1.014 billion in total assets (EARNEST Partners' advisory fee was not based on the performance of such registered investment companies), (ii) two other pooled investment vehicles having approximately $6.4 million in total assets (with EARNEST Partners' advisory fee being based on performance for one such pooled investment vehicle, which had approximately $2.2 million in total assets), and (iii) one hundred sixty-eight other accounts having approximately $10.4 billion in total assets (with EARNEST Partners' advisory fee being based on performance for seven of such accounts, which had approximately $488.2 million in total assets).



Mr. Viera's compensation consists of a salary, equity ownership, and a discretionary bonus, a portion of which may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of Mr. Viera's 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.



As of December 31, 2004, Mr. Viera did not beneficially own securities in any of the Funds that invest in the Special Equity Portfolio.



INVESCO Institutional (N.A.), Inc. INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is indirectly wholly owned by AMVESCAP PLC.



Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando (the "INVESCO Team") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of INVESCO.



As of December 31, 2004, Mr. Lefkowitz managed assets for (i) one other registered investment company having approximately $22.4 million in total assets (INVESCO's advisory fee was based on performance of such registered investment company), (ii) twenty-three other pooled investment vehicles having approximately $3 billion in total assets (with INVESCO's advisory fee being based on performance for one such pooled investment vehicle, which had approximately $65.5 million in total assets), and (iii) eighty-five other accounts having approximately $10.8 billion in total assets (with INVESCO's advisory fee being based on performance for twenty of such accounts, which had approximately $3.5 billion in total assets).



As of December 31, 2004, Mr. Kostyk, Mr. Murphy, Mr. Munchak, and Mr. Orlando each managed assets for (i) no other registered investment companies, (ii) five other pooled investment vehicles having approximately $548.7 million in total assets (INVESCO's advisory fee was not based on performance of such pooled investment vehicles), and (iii) twenty-eight other accounts having approximately $3.9 billion in total assets (with INVESCO's advisory fee being based on performance for four of such accounts, which had approximately $1.2 billion in total assets).



INVESCO Team members receive a base salary based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry. INVESCO Team members may also receive an incentive annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. In addition, INVESCO Team members may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. INVESCO Team members are also provided life insurance coverage in the form of a group variable universal life insurance policy and are eligible to participate in a non-qualified deferred compensation plan. INVESCO Team members may also participate in benefit plans and programs available generally to employees.



The compensation of INVESCO Team members is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.



As of December 31, 2004, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.



RS Investment Management, L.P. RS was established in 1984 and is owned by certain of its employees.



William J. Wolfenden is responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of RS.



As of December 31, 2004, Mr. Wolfenden managed assets for (i) nine other registered investment companies having approximately $507 million in total assets, (ii) no other pooled investment vehicles, and (iii) seven other accounts having approximately $65 million in total assets. RS's advisory fee was not based on performance for such registered investment companies or other accounts.



RS compensation structure for its portfolio managers, including Mr. Wolfenden generally consists of base salary, bonus. Bonuses are based on a number of factors, including (i) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (ii) the experience of the portfolio manager. In addition to base salary and bonus, RS's portfolio managers participate in profits of their group based on each portfolio manager's profit sharing percentage, which are set at the beginning of each year based on a number of factors including tenure, assets under management, long-term investment performance (compared to the Russell 2000 Growth Index), and overall contribution to the group's investment performance.



As of December 31, 2004, Mr. Wolfenden did not beneficially owned securities in Funds that invest in the Special Equity Portfolio.



Seneca Capital Management, LLC. Seneca (or its predecessor) has been a registered investment adviser since 1989. Seneca is owned by certain of its employees and Phoenix Investment Partners, a division of Phoenix Home Life.



Richard D. Little, Ron K. Jacks, and Doug S. Couden (the "Seneca Team") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Seneca.



As of December 31, 2004, each of member of the Seneca Team managed assets for
(i) five other registered investment companies having approximately $517 million in total assets, (ii) nine other pooled investment vehicles having approximately $935 million in total assets, and (iii) four hundred seventy-seven other accounts having approximately $3.916 billion in total assets.



All Seneca professionals, including members of the Seneca Team, are compensated on a salary-plus-bonus basis, at levels that Seneca deems to be highly competitive with the marketplace. Additionally, equity partners participate in profits of the organization while a separate class of principals is eligible to participate in the profits in addition to receiving salary and a discretionary bonus. Seneca partners have signed long-term employment agreements. The bonus portion of the compensation is tied primarily to the long-term success of the firm as a whole, secondarily to the success of the portfolios and lastly to an individual's contribution to overall firm success. Bonuses for investment professionals are determined by the firm's Management Committee with input from the equity and fixed income teams, and are based on overall investment analysis and input, not simply securities recommended and purchased.



As of December 31, 2004, no member of the Seneca Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.



Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its partners, none of whom own more than 5% of the partnership interests.



Stephen T. O'Brien, Timothy J. McCormack, and Shaun F. Pedersen (the "Wellington Team") are responsible for the day-to-day supervision of the Special Equity Portfolio on behalf of Wellington Management.



As of December 31, 2004, Mr. O'Brien managed assets for (i) four other registered investment companies having approximately $337.4 million in total assets, (ii) four other pooled investment vehicles having approximately $182.7 million in total assets, and (iii) twenty-three other accounts having approximately $912.2 million in total assets. As of December 31, 2004, Mr. McCormack managed assets for (i) four other registered investment companies having approximately $337.4 million in total assets, (ii) four other pooled investment vehicles having approximately $182.7 million in total assets, and
(iii) twenty-six other accounts having approximately $906.1 million in total assets. As of December 31, 2004, Mr. Pedersen managed assets for (i) four other registered investment companies having approximately $337.4 million in total assets, (ii) four other pooled investment vehicles having approximately $182.7 million in total assets, and (iii) sixteen other accounts having approximately $905.9 million in total assets. Wellington Management's advisory fee was not based on performance for such registered investment companies, pooled investments vehicles or other accounts.



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the members of the Wellington Management Team includes a base salary and incentive components. Mr. O'Brien's base salary is determined by the Managing Partners of the firm, which is generally a fixed amount that may change as a result of an annual review. The base salaries for the other members of the Wellington Management Team are determined on the basis of such member's experience and performance in their respective roles. Base salaries are reviewed annually and may be adjusted based on the recommendation of the member's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries.



Each Wellington Management Team member is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Special Equity Portfolio and generally each other portfolio managed by such Wellington Management Team member. Each Wellington Management Team member's equity incentive payment relating to the Special Equity Portfolio is linked to the gross pre-tax performance of the portion of the Special Equity Portfolio managed by such member compared to the Russell 2000 Value Index over one- and three-year periods, with an emphasis on the three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by its equity portfolio managers, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.



The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan. Mr. O'Brien is a partner of the firm.



As of December 31, 2004, no member of the Wellington Management Team beneficially owned securities in any of the Funds that invest in the Special Equity Portfolio.



AGGRESSIVE EQUITY PORTFOLIO



Turner Investment Partners, Inc. Turner was founded in 1990 and has been a registered Investment adviser since 1990.



Robert E. Turner, Mark Turner and Robb Parlanti (the "Turner Team") are responsible for the day-to-day supervision of the Aggressive Equity Portfolio on behalf of Turner.



As of December 31, 2004, Robert Turner managed assets for (i) one hundred nineteen other registered investment companies having approximately $6 billion in total assets (with Turner's advisory fee being based on performance for one such registered investment company, which had approximately $591,000 in total assets), (ii) four other pooled investment vehicles having approximately $54 million in total assets (Turner's advisory fee was not based on the performance of such other pooled investment vehicles), and (iii) eighty-nine other accounts having approximately $4 billion in total assets (with Turner's advisory fee being based on performance for three of such accounts, which had approximately $29 million in total assets).



As of December 31, 2004, Mark Turner managed assets for (i) nineteen other registered investment companies having approximately $3 billion in total assets (Turner's advisory fee was not based on the performance of such other registered investment companies), (ii) one other pooled investment vehicles having approximately $306,000 in total assets (Turner's advisory fee was not based on the performance of such other pooled investment vehicle), and (iii) forty-two other accounts having approximately $2 billion in total assets (with Turner's advisory fee being based on performance for two of such accounts, which had approximately $22 million in total assets).



As of December 31, 2004, Robb Parlanti managed assets for (i) eleven other registered investment companies having approximately $1 billion in total assets (Turner's advisory fee was not based on the performance of such other registered investment companies), (ii) no other pooled investment vehicles, and (iii) nineteen other accounts having approximately $1 billion in total assets (with Turner's advisory fee being based on performance for one such account, which had approximately $12 million in total assets).



Each Turner Team member receives a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to the Russell 1000 Growth Index. In addition, each individual is eligible for equity ownership and equity owners share the firm's profits. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.



The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.



As of December 31, 2004, no Turner Team Member beneficially owned securities in any of the Funds that invest in the Aggressive Equity Portfolio.



INTERNATIONAL EQUITY PORTFOLIO



LSV Asset Management


Wellington Management Company, LLP



LSV Asset Management. LSV was formed in 1994 and is owned by eleven equity partners, all of whom are actively involved in the business. The employees of LSV own a majority of the firm's equity.



Josef Lakonishok, Robert Vishny, and Menno Vermeulen (the "LSV Team") are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV.



As of December 31, 2004, each member of the LSV Team managed assets for (i) eighteen other registered investment companies having approximately $3.831 billion in total assets (LSV's advisory fee was not based on the performance of such other registered investment companies), (ii) eighteen other pooled investment vehicles having approximately $1.77 billion in total assets (with LSV's advisory fee being based on performance for thirteen of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and
(iii) three hundred ninety-one other accounts having approximately $29.319 billion in total assets (LSV's advisory fee was not based on the performance of such other accounts).



The compensation of each of LSV Team member consists of a salary and a discretionary bonus, which is based on the profitability of LSV and each individual's performance. Individual performance is subjective and may be based on a number of factors, including an individual's leadership and contribution to strategic planning. Each LSV Team member also is a partner in LSV and, as such, receives a portion of the overall profit of LSV as part of his ownership interest.



As of December 31, 2004, no LSV Team member beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.



Wellington Management Company, LLP. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management has been a registered investment adviser since October 1979. Wellington Management is owned entirely by its partners, none of whom own more than 5% of the partnership interests.



Andrew J. Offit and Jean-Marc Berteaux are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.



As of December 31, 2004, Mr. Offit managed assets for (i) eleven other registered investment companies having approximately $3.217 billion in total assets, (ii) ten other pooled investment vehicles having approximately $1.245 billion in total assets, and (iii) twenty-nine other accounts having approximately $1.44 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such accounts, which had approximately $128.7 million in total assets). As of December 31, 2004, Mr. Berteaux managed assets for (i) eleven other registered investment companies having approximately $3.217 billion in total assets, (ii) ten other pooled investment vehicles having approximately $1.245 billion in total assets, and
(iii) twenty-one other accounts having approximately $1.435 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such accounts, which had approximately $128.7 million in total assets). Wellington Management's advisory fee was not based on the performance of any of such registered investment companies or pooled investment vehicles.



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its portfolio managers includes a base salary and incentive components. The base salary for Mr. Offit is determined by the Managing Partners of the firm, which is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Berteaux's base salary is reviewed annually and may be adjusted based on the recommendation of his business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight payment based on the revenues earned by Wellington Management from the International Equity Portfolio and generally each other portfolio managed by such portfolio manager. Each equity portfolio manager's incentive payment is linked to the gross pre-tax performance of the portion of the portfolio managed by the portfolio manger compared to the MSCI World ex US Growth Index over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks and/or peer groups may differ) to other portfolios managed by the equity portfolio managers, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an investment professional can, and typically does, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Mangers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is eligible to participate in a partner-funded retirement plan. Mr. Offit is a partner of the firm.



As of December 31, 2004, neither Mr. Offit nor Mr. Berteaux beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.



MATERIAL CONFLICTS OF INTEREST


Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Portfolio's securities ("portfolio managers") also have similar management responsibilities with respect to one or more other funds and/or accounts, as is the case for the portfolio managers listed above. These potential conflicts include:

Limited Time and Attention. The management of multiple funds and/or accounts may result in a portfolio manager's devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager's employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.

Different Investment Strategies. If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager's performance record or otherwise benefit the portfolio manager.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise be available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.

Diversified, the Subadvisers and the Funds have adopted policies and procedures that are designed to that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.

ADMINISTRATOR

The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by a majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to its interest). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

CUSTODIAN

Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Portfolio's assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolios' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Portfolio. Securities held by a Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell. A Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for Diversified Investors Portfolios, providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.


MANAGEMENT OF THE STRATEGIC VARIABLE FUNDS ACCOUNT

The members of the Managing Board of Diversified Investors Strategic Variable Funds and officers of TFLIC directly involved in activities related to Diversified Investors Strategic Variable Funds, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each member and officer of TFLIC is Four Manhattanville Road, Purchase, New York 10577.

                                                   MANAGING MEMBERS AND OFFICERS

    ----------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                     INVESTMENT
                                                                                                      COMPANIES
                                                                                                     ASSOCIATED
                                       POSITION HELD                                              WITH DIVERSIFIED
                                       AND LENGTH OF            PRINCIPAL OCCUPATION(S)              OVERSEEN BY
           NAME AND ADDRESS             TIME SERVED               DURING PAST 5 YEARS               BOARD MEMBER
    ----------------------------------------------------------------------------------------------------------------
     INTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------------
     Mark Mullin                    Board Member since   6/2002 to present -- Director,                  64
     (Managing Board Member)               1995          President and Chief Executive Officer;
     Age: 42                                             4/1995 to 6/2002 -- Vice President,
                                                         Diversified Investment Advisors, Inc.
    ----------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel                Board Member since   6/2002 to present -- Senior Vice                64
     (Managing Board Member)               2002          President, Chief Operating Officer;
     Age: 54                                             9/2001 to 6/2002 -- Vice President and
                                                         Treasurer; 1/1998 to 9/2001 -- Vice
                                                         President, Diversified Investment
                                                         Advisors, Inc.
    ----------------------------------------------------------------------------------------------------------------
     DISINTERESTED BOARD MEMBERS:
    ----------------------------------------------------------------------------------------------------------------
     Neal M. Jewell                 Board Member since   1995 to present -- Consultant;                  64
     (Managing Board Member)               1993          Independent Trustee, EAI Select (a
     355 Thornridge Drive                                registered investment company).
     Stamford, CT 06903
     Age: 70
    ----------------------------------------------------------------------------------------------------------------
     Robert Lester Lindsay          Board Member since   7/1989 to present -- Retired; Prior to          64
     2 Hugenot Center                      2002          7/1989 -- Executive Vice President, The
     Tenafly, NJ 07670                                   MONY Group, Inc. (an insurance
     Age: 70                                             company).
    ----------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella             Board Member since   8/1993 to present -- Executive Vice             64
     (Managing Board Member)               1993          President, International Fund Services
     2 Orchard Neck Road                                 (mutual fund administration).
     Center Moriches, New York
     19934
     Age: 51
    ----------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden           Board Member since   9/1996 to present -- Vice President,            64
     505 Redleaf Road                      2002          Institutional Advancement,
     Wynnewood, PA 19096                                 Reconstructionist Rabbinical College.
     Age: 65
    ----------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer             Board Member since   1990 to present -- President and                64
     (Managing Board Member)               1993          Executive Search Consultant, Smith &
     P.O. Box 8063                                       Sawyer LLC.
     Vero Beach, Florida 32963
     Age: 54
    ----------------------------------------------------------------------------------------------------------------

     OFFICERS:
    ----------------------------------------------------------------------------------------------------------
     Robert F. Colby                  Secretary since    6/2002 to present -- Senior Vice President and
     Age: 49                               1993          General Counsel, Diversified Investment Advisors,
                                                         Inc.; 1/1994 to 6/2002 -- Vice President and General
                                                         Counsel; 11/1993 to present -- Vice President of
                                                         Diversified Investors Securities Corp; 3/1999 to
                                                         present -- Vice President and Assistant Secretary,
                                                         Transamerica Financial Life Insurance Company.
    ----------------------------------------------------------------------------------------------------------
     Joseph P. Carusone               Treasurer since    6/2002 to present -- Vice President; 12/1999 to
     Age: 39                               1993          6/2002 -- Director; 10/1993 to 12/1999 -- Vice
                                                         President, The Bank of New York.
    ----------------------------------------------------------------------------------------------------------
     Quedel Principal               Assistant Secretary  1/1996 to present -- Vice President, Diversified
     Age: 39                            since 2004       Investment Advisors, Inc.; 6/2002 to
                                                         present -- Director, Diversified Investors Securities
                                                         Corp.
    ----------------------------------------------------------------------------------------------------------
     Suzanne Montemurro             Assistant Treasurer  12/1998 to present -- Director, Diversified
     Age: 40                            since 2002       Investment Advisors, Inc.
    ----------------------------------------------------------------------------------------------------------

COMPENSATION

For the fiscal year ended December 31, 2004, Diversified Investors Strategic Variable Funds provided the following compensation to members of the Managing Board. Messrs. Mullin and Kunkel are not compensated for their services as Trustees because of their affiliation with Diversified Investment Advisors, Inc.


    --------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL
                                                                       PENSION OR                             COMPENSATION
                                                                       RETIREMENT                               FROM THE
                                                    AGGREGATE           BENEFITS            ESTIMATED        REGISTRANT AND
                                                  COMPENSATION       ACCRUED AS PART         ANNUAL           FUND COMPLEX
                                                      FROM                 OF             BENEFITS UPON          PAID TO
             NAME OF PERSON, POSITION              REGISTRANT         FUND EXPENSES        RETIREMENT            MEMBERS
    --------------------------------------------------------------------------------------------------------------------------
     Mark Mullin
     Managing Board Member                             None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Neal M. Jewell
     Managing Board Member                           $4,500                None                None              $24,000
    --------------------------------------------------------------------------------------------------------------------------
     Peter G. Kunkel
     Trustee                                           None                None                None                 None
    --------------------------------------------------------------------------------------------------------------------------
     Robert L. Lindsay
     Trustee                                         $4,500                None                None              $24,000
    --------------------------------------------------------------------------------------------------------------------------
     Eugene M. Mannella
     Managing Board Member                           $4,500                None                None              $24,000
    --------------------------------------------------------------------------------------------------------------------------
     Joyce Galpern Norden
     Trustee                                         $4,500                None                None              $22,500
    --------------------------------------------------------------------------------------------------------------------------
     Patricia L. Sawyer
     Managing Board Member                           $4,500                None                None              $24,000
    --------------------------------------------------------------------------------------------------------------------------


As of December 31, 2004, no member of the Managing Board owned any equity securities in any of the Variable Funds Subaccounts or Strategic Variable Funds Subaccounts or in other investment companies in the family of investment companies supervised by the members of the Managing Board.

As of December 31, 2004, none of the disinterested Trustees nor their family members beneficially owned any securities of TFLIC, Diversified or DISC or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with TFLIC, Diversified or DISC.

PROXY VOTING GUIDELINES AND PROCEDURES

Although individual members of the Managing Boards of Variable Funds Subaccounts and Strategic Variable Funds Subaccounts may not agree with particular policies or votes by the Adviser, the Boards of Managers has approved delegating proxy voting discretion to Diversified believing that the investment Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The Funds' proxy voting guidelines and procedures are attached as Appendix B to the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Diversified manages the assets of each Strategic Variable Funds Subaccount pursuant to an Investment Advisory Agreement with TFLIC with respect to such Strategic Variable Funds Subaccount and the investment policies described herein and in the Prospectus. TFLIC will bear any expenses of the

Strategic Variable Funds Subaccounts other than the 0.20% advisory fee. Of course, the Strategic Variable Funds Subaccounts will still indirectly bear their proportionate share of the cost of operating the underlying Variable Funds Subaccounts in which the Strategic Variable Funds Subaccounts invest because the Strategic Variable Funds Subaccounts, as shareholders of the underlying Variable Funds Subaccounts, will bear their proportionate share of any fees and expenses paid by the underlying Variable Funds Subaccounts.

Under the Investment Advisory Agreement with each Strategic Variable Funds Subaccount, Diversified provides each Strategic Variable Funds Subaccount with discretionary investment services. Specifically, Diversified is responsible for supervising and directing the investments of each Strategic Variable Funds Subaccount in accordance with each Strategic Variable Funds Subaccount's investment objectives, program, and restrictions as provided in the Prospectus and this Statement of Additional Information. Diversified is also responsible for effecting all security transactions on behalf of each Strategic Variable Funds Subaccount. The Strategic Variable Funds Subaccounts will invest their assets in units of the underlying Variable Funds Subaccounts and such investments will be made without the payment of any commission or other sales charges. In addition to these services, Diversified provides each Strategic Variable Funds Subaccount with certain administrative services, including: maintaining records, and registering and qualifying each Strategic Variable Funds Subaccount's units under federal and state laws; monitoring the financial, accounting, and administrative functions of each Strategic Variable Funds Subaccount; maintaining liaison with the agents employed by each Strategic Variable Funds Subaccount such as the custodian; assisting each Strategic Variable Funds Subaccount in the coordination of such agents' activities; and permitting Diversified's employees to serve as officers, managing board members, and committee members of the Strategic Variable Funds Account without cost to the Strategic Variable Funds Account.

Each Strategic Variable Funds Subaccount's Investment Advisory Agreement also provides that Diversified, its directors, officers, employees, and certain other persons performing specific functions for the Strategic Variable Funds Subaccount will only be liable to the Strategic Variable Funds Subaccount for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


In approving the continuation of each Investment Advisory Agreement relating to each Strategic Variable Funds Subaccount, the Managing Board, including the independent Managing Board members, considered the reasonableness of the applicable advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the Diversified or the Subadvisers and their affiliates in connection with their provision of services, compared the fees charged by Diversified and the Subadvisers to those paid by similar funds for comparable services, and analyzed the expenses incurred with respect to each Fund. The Managing Board members also reviewed information concerning the level of profits received by Diversified from its arrangements with each Strategic Variable Funds Subaccount. Additionally, the Managing Board considered the quality of Diversified's advisory, administrative and compliance staffs, including additional compliance resources being added. The Managing Board members reviewed information regarding the investment performance of each Strategic Variable Funds Subaccount, compared to its benchmark, for the quarter and for the one- and three-year periods ended December 31, 2004. The Managing Board members also considered information received at regular meetings throughout the year, including updates regarding each Strategic Variable Funds Subaccount's performance. The Managing Board also considered the allocations of the Strategic Variable Funds Subaccounts.



The Managing Board members also reviewed extensive information provided by the Subadvisers to the underlying Portfolios in which the Strategic Variable Funds Subaccount indirectly invest, regarding, among other things: the nature and quality of services provided; legal, regulatory and compliance matters; actual fees paid by Diversified to each Subadviser, comparable fees paid to each Subadviser and Subadviser profitability data; and other practices and developments. In addition to the quality and content of information provided by the Subadvisers, the Managing Board members also noted instances where information was not disclosed by certain Subadvisers, considered the reasons such information was withheld and weighed the relative importance of such information among the other data available to the Managing Board members. In light of the extensive investment advisor monitoring provided by Diversified and the arms'-length nature of negotiations between Diversified and the Subadvisers, the Managing Board members placed considerable value on Diversified's views regarding the Subadvisers. The Managing Board also considered the allocations of the Strategic Variable Funds.



After requesting and reviewing such information as they deemed necessary (including additional information provided by Diversified in response to inquiries from the independent Managing Board members) and after meetings conducted by the independent Managing Board members without management being present, the Managing Board concluded that each Investment Advisory Agreement and each sub-advisory agreement was in the best interests of the applicable Strategic Variable Funds Subaccount and its Contractholders. The Managing Board based its conclusions, in part, on its observations regarding the performance of and the management fees and total expenses paid by each Fund, some of which observations are summarized below.



In the case of each of Short Horizon Strategic Variable Fund Subaccount, Intermediate Horizon Strategic Variable Fund Subaccount and Intermediate-Long Horizon Strategic Variable Fund Subaccount, the Board observed that performance was below that of the applicable benchmark for the one- and three-year periods ended December 31, 2004, but that the performance of Short Horizon Strategic Variable Fund Subaccount was above the benchmark for the quarter ended as of such date and was only slightly below the relevant benchmark in the case of the Intermediate Horizon Strategic Variable Fund Subaccount and Intermediate-Long Horizon Strategic Variable Fund Subaccount. The Managing Board also considered recent changes and proposed changes in several of the Subadvisers to the Portfolios in which the Strategic Variable Funds Subaccount indirectly invest. For each of the Strategic Variable Funds Subaccounts, the Managing Board found both contractual management fees and total expenses to be below the median for the applicable peer group.



The Managing Board's conclusions that each Investment Advisory Agreement and each sub-advisory agreement was in the best interests of each applicable Strategic Variable Funds Subaccount and its Contractholders were generally based upon the Managing Board's determination for each Strategic Variable Funds Subaccount that the Fund's recent performance generally compared favorably with its benchmark, that contractual management fees and actual total expenses after giving effect to waivers and reimbursements compared favorably to the peer group, and that, in reviewing Diversified's profitability on a Subaccount-by-Subaccount basis, such profitability (together with additional benefits received by Diversified and its affiliates) appeared reasonable in view of the nature and quality of the services provided by Diversified. The Managing Board also considered that the fee waivers and reimbursements for certain Subaccount were contractually agreed, and, therefore, could not be discontinued or modified at Diversified's discretion. In addition to the foregoing, the Managing Board members were satisfied with the overall quality of the management services provided by Diversified and with Diversified's approach to selecting and monitoring subadvisers.



For general information regarding Diversified, see the discussion in "Management of Diversified Investors Portfolios -- Investment Advisory Services" which begins on page 30.


CUSTODIAN

Pursuant to a Custodian Agreement, Investors Bank & Trust Company (the "Custodian") acts as the custodian of each Strategic Variable Funds Subaccount's assets, i.e., each Strategic Variable Funds Subaccount's interest in the underlying Variable Funds Subaccounts. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and TFLIC. TFLIC has agreed to pay all such fees.

DIVERSIFIED INVESTORS PORTFOLIOS: DESCRIPTION OF TRUST

Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series. Currently there are sixteen active series of Diversified Investors Portfolios. The Declaration of Trust provides that no investors in a Portfolio shall be held personally liable for the obligations and liabilities of that Portfolio. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Portfolio property for any investor held liable for the obligations of a particular Portfolio. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

Investors in a Portfolio are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Portfolio only. Upon liquidation or dissolution of a Portfolio, investors are entitled to share pro rata in that Portfolio's (and no other Portfolio) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional series of beneficial interest, in which case the beneficial interests in each new Portfolio would participate equally in the earnings, dividends and assets of that particular Portfolio only (and no other Portfolio). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Portfolio to the exclusion of all other Portfolios. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Portfolio, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Portfolio) for the benefit of investors in that Portfolio and irrevocably belongs to that Portfolio for all purposes. Neither a Portfolio nor investors in that Portfolio possess any right to or interest in the assets belonging to any other Portfolio.

Investments in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Portfolio may not be transferred.

The Declaration of Trust provides that Trustees may, in their discretion, require Diversified Investors Portfolios to redeem interests held by any investor for any reason under terms set by the Trustees.

Each investor is entitled to a vote in proportion to the amount of its investment in each Portfolio. Investors in a Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Portfolios may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Portfolio will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Portfolios. As to any matter which does not affect the interest of a particular Portfolio, only investors in the one or more affected Portfolios are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote.

The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which alters the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Portfolio shall be authorized by vote of the investors of such Portfolio and no vote will be required of investors in a Portfolio not affected.

Diversified Investors Portfolios, or any Portfolio, may merge or consolidate or may sell lease or exchange substantially all of its assets when authorized at any meeting of investors by a majority of the outstanding interests of Diversified Investors Portfolios (or of the affected Portfolio), or by written consent, without a meeting, of the holders of a majority of the outstanding interests voting as a single class. Diversified Investors Portfolios or any Portfolio may reincorporate or reorganize (but not with another operating entity) without any investor vote. Diversified Investors Portfolios may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of all outstanding interests, or by the Trustees by written notice to the investors. Any Portfolio may be terminated at any time by the affirmative vote of investors holding not less than two-thirds of the interests in that Portfolio, or by the Trustees by written notice to the investors of that Portfolio. If not so terminated, Diversified Investors Portfolios will continue indefinitely.

The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgement to be independent, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAX INFORMATION RELATING TO DIVERSIFIED INVESTORS PORTFOLIOS

Diversified Investors Portfolios is organized as a New York trust. Neither the Trust nor any Portfolio is subject to any income or franchise tax in the State of New York. However, each investor in a Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder.

Each Portfolio, since it is taxed as a partnership, is not subject to federal income taxation. Instead, an investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Withdrawals by investors from each Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income from the Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed to that investor from the Portfolio.

Each Portfolio's taxable year-end will be December 31. Although, as described above, the Portfolios will not be subject to federal income tax, each will file appropriate income tax information returns.

Each Portfolio expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Portfolio for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Portfolio's assets, income and distributions will be managed in such a way that an investor in each Portfolio will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Portfolio.

There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Portfolio.

OTHER TAXATION

The investment by an investor in a Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of Diversified Investors Portfolios has approved policies and procedures developed by Diversified with respect to the disclosure of the Portfolios' securities and any ongoing arrangements to make available information about the Portfolios' securities. The policy requires that disclosure of information about a Portfolio's portfolio holdings be in the best interests of the Portfolio's shareholders, and that any conflicts of interest between the interests of the Portfolio's shareholders and those of Diversified or its affiliates be addressed in a manner that places the interests of Portfolio's shareholders first. This policy provides that information regarding the Portfolios' holdings may never be shared with non-Diversified employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

Subject to the provisions relating to "ongoing arrangements" discussed below, Diversified's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Portfolio that has not been fully reflected by the market. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Portfolio's complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to Diversified's internet site that is accessible by the public, or through public release by a third party vendor.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Portfolio must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolio and neither the Portfolio, Diversified or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The written approval of Diversified's Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with Diversified's Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of Diversified Investors Portfolios at its next regularly scheduled meeting.

All ongoing arrangements to make available information about a Portfolio's portfolio securities will be reviewed by the Board of Trustees of Diversified Investors Portfolios no less frequently than quarterly.


Set forth below is a list, as of the date of this SAI, of those parties with whom Diversified has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Portfolio. The parties identified below as recipients are service providers, consultants and analysts. The Portfolios' auditor also has access from time to time to the Portfolios' holdings in connection with performing the audit and related functions.



RECIPIENT (HOLDINGS)                           FREQUENCY   DELAY BEFORE DISSEMINATION
Investors Bank & Trust Company                 Daily       None
Institutional Shareholders Services            Monthly     1 day
Bowne & Co., Inc.                              Quarterly   1-7 days
Callan Associates, Inc.                        Quarterly   15 days
Deloitte & Touche LLP                          Quarterly   15 days
Evaluation Associates, Inc.                    Quarterly   15 days
Marsh USA, Inc.                                Quarterly   15 days
New England Pension Consultants                Quarterly   15 days
Plexus Group, Inc.                             Quarterly   1-7 days
Rocaton Investment Advisors, LLC               Quarterly   15 days
Trainer Wortham and Company, Inc.              Quarterly   15 days
Watson Wyatt Investment Consulting             Quarterly   15 days
Yanni Partners, Inc.                           Quarterly   15 days


With respect to each such arrangement, the Portfolios have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by Diversified on behalf of the Portfolios. Neither the Portfolios, Diversified or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

Where a non-Diversified entity serves as a subadviser to a Portfolio advised by Diversified, the subadviser may release portfolio holdings information with respect to that Portfolio only with the prior consent of Diversified, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to Diversified, the Portfolio's Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

STATUTORY BASIS FINANCIAL STATEMENTS OF TFLIC

The statutory basis financial statements of TFLIC that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds and

Diversified Investors Strategic Variable Funds. The statutory basis financial statements of TFLIC should be considered only as bearing upon the ability of TFLIC to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds or Diversified Investors Strategic Variable Funds.

                                                                      APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.


AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



N.R.: Not rated.



i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.



p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.



pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.



pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.


Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS



A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.



A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.



A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.



B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.



C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.



R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.



SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.



N.R. -- An issuer designated N.R. is not rated.



COMMERCIAL PAPER



A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:



A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.



C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.



MOODY'S



LONG-TERM OBLIGATION RATINGS



Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.


Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


US MUNICIPAL AND TAX-EXEMPT RATINGS



Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.



Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



Aaa -- Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



Aa -- Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.



A -- Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa -- Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.



Ba -- Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



B -- Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



Caa -- Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



Ca -- Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.



C -- Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



SHORT-TERM RATINGS


Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

DIVERSIFIED PROXY VOTING POLICIES

Diversified Investors Portfolios have retained ISS as agent to manage our proxy voting process. Diversified has adopted the ISS proxy voting guidelines specified below.

GLOBAL POLICY SUMMARY

CONCISE GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country-and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

     - there are serious concerns about the accounts presented or the audit procedures used;

     -  the auditors are being changed without explanation; or

     - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -  the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -  legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

     Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

     Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

     Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

     Vote FOR share repurchase plans, unless:

      - clear evidence of past abuse of the authority is available; or

      - the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

     Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

     Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

     Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

     Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

     Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

     Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

     Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

     Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

     Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS:

     Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

     Vote all shareholder proposals on a CASE-BY-CASE basis.

     Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DOMESTIC POLICY SUMMARY

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -  Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -  Historic trading patterns

     -  Rationale for the repricing

     -  Value-for-value exchange

     -  Option vesting

     -  Term of the option

     -  Exercise price

     -  Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -  Purchase price is at least 85 percent of fair market value

     -  Offering period is 27 months or less, and

     -  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Transamerica Financial Life Insurance Company


We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "separate account assets" and "separate account liabilities" included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Financial Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.



However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As discussed in Note 2 to the financial statements, in 2003 Transamerica Financial Life Insurance Company changed its accounting policy for derivative instruments.



As discussed in Note 2 to the financial statements, in 2002 Transamerica Financial Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Policies and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

                                                /s/ ERNST & YOUNG LLP

Des Moines, Iowa
February 18, 2005

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                       BALANCE SHEETS -- STATUTORY BASIS

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     DECEMBER 31
                                                              -------------------------
                                                                 2004          2003
                                                              -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
  Bonds.....................................................  $ 6,689,617   $ 6,396,256
  Preferred stocks..........................................        5,318         5,319
  Common stocks:
    Affiliated entities (cost: 2004 -- $529;
     2003 -- $-0-)..........................................          529            --
    Other (cost: 2004 -- $28,990; 2003 -- $25,968)..........       40,332        33,833
  Mortgage loans on real estate.............................      623,124       615,560
  Policy loans..............................................       42,105        42,632
  Receivable for securities.................................           --        31,582
  Cash and short-term investments...........................      301,157       165,019
  Other invested assets and aggregate write-ins.............       39,025        40,892
                                                              -----------   -----------
Total cash and invested assets..............................    7,741,207     7,331,093

Premiums deferred and uncollected...........................      122,326        85,002
Accrued investment income...................................       92,182        90,701
Federal and foreign income tax recoverable..................       12,989         6,882
Net deferred income tax asset...............................       19,984        24,480
Reinsurance receivable......................................       48,737        42,483
Receivable from parent, subsidiaries, and affiliates........           --        25,000
Other admitted assets.......................................       61,032        14,899
Separate account assets.....................................    7,691,859     7,189,422
                                                              -----------   -----------
Total admitted assets.......................................  $15,790,316   $14,809,962
                                                              ===========   ===========

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life....................................................  $   822,348   $   634,733
    Annuity.................................................    5,764,854     5,727,947
    Accident and health.....................................       26,683        28,386
  Policy and contract claim reserves:
    Life....................................................       85,415        45,646
    Accident and health.....................................       14,490        15,726
  Liability for deposit type contracts......................      203,259        93,436
  Other policyholders' funds................................          901         1,049
  Transfers to separate accounts due or accrued.............       (1,295)      (17,655)
  Remittances and items not allocated.......................       77,806        82,816
  Asset valuation reserve...................................       67,682        55,189
  Interest maintenance reserve..............................       67,324        72,789
  Funds held under coinsurance and other reinsurance
    treaties................................................       27,986       158,933
  Reinsurance in unauthorized companies.....................        8,680         8,882
  Commissions and expense allowances payable on reinsurance
    assumed.................................................       12,893        15,659
  Payable for securities....................................      113,727         5,754
  Payable to affiliates.....................................       92,878        34,305
  Payable under assumption reinsurance agreement............           --         2,000
  Provision for experience rating refunds...................           75            25
  Other liabilities.........................................       24,308        30,467
  Separate account liabilities..............................    7,689,603     7,187,554
                                                              -----------   -----------
Total liabilities...........................................   15,099,617    14,183,641
Capital and surplus:
  Common stock, $125 per share par value, 16,466 shares
    authorized, issued and outstanding......................        2,058         2,058
  Preferred stock, $10 per share par value, 44,175 shares
    authorized, issued and outstanding......................          442           442
  Paid-in surplus...........................................      600,100       600,100
  Special surplus...........................................        2,794         2,547
  Unassigned surplus........................................       85,305        21,174
                                                              -----------   -----------
Total capital and surplus...................................      690,699       626,321
                                                              -----------   -----------
Total liabilities and capital and surplus...................  $15,790,316   $14,809,962
                                                              ===========   ===========


                            See accompanying notes.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2004         2003         2002
                                                              ----------   ----------   ----------
                                                                                         RESTATED
Revenue:
  Premiums and other considerations, net of reinsurance:
     Life...................................................  $  297,947   $  224,098   $  247,350
     Annuity................................................   1,783,627    1,441,336    1,835,231
     Accident and health....................................      56,235       46,013       60,639
  Net investment income.....................................     418,428      410,239      430,586
  Amortization of interest maintenance reserve..............      13,484       11,625        3,907
  Commissions and expense allowances on reinsurance ceded...      58,367       40,759       83,666
  Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts...............................................      57,170       51,290       53,373
  Consideration on reinsurance recaptured...................          --           --       77,057
  Reinsurance reserve adjustment............................     133,178           --           --
  Other income..............................................       4,297           83        7,708
                                                              ----------   ----------   ----------
                                                               2,822,733    2,225,443    2,799,517
Benefits and expenses:
  Benefits paid or provided for:
     Life and accident and health benefits..................     225,026      184,284      171,650
     Surrender benefits.....................................   1,867,950    1,347,448    1,652,680
     Other benefits.........................................      65,621       64,758       71,831
     Increase (decrease) in aggregate reserves for policies
       and contracts:
       Life.................................................     187,615       13,673       62,963
       Annuity..............................................      36,907      246,082      562,625
       Accident and health..................................      (1,703)       5,004        1,797
                                                              ----------   ----------   ----------
                                                               2,381,416    1,861,249    2,523,546
  Insurance expenses:
     Commissions............................................     102,296      104,386      137,155
     General insurance expenses.............................      89,254      103,761       93,628
     Taxes, licenses and fees...............................       4,628        4,860        7,281
     Net transfers to (from) separate accounts..............      89,466       34,601      (86,514)
     Consideration to MONY pursuant to acquisition
       agreement............................................          --           --       71,886
     Other expenses.........................................      29,580       16,757       54,502
                                                              ----------   ----------   ----------
                                                                 315,224      264,365      277,938
                                                              ----------   ----------   ----------
Total benefits and expenses.................................   2,696,640    2,125,614    2,801,484
                                                              ----------   ----------   ----------
Gain (loss) from operations before dividends to
  policyholders, federal income tax expense and net realized
  capital losses on investments.............................     126,093       99,829       (1,967)
Dividends to policyholders..................................           2            1            3
                                                              ----------   ----------   ----------
Gain (loss) from operations before federal income tax
  expense and net realized capital losses on investments....     126,091       99,828       (1,970)
Federal income tax expense..................................      16,249        5,465       15,329
                                                              ----------   ----------   ----------
Gain (loss) from operations before net realized capital
  losses on investments.....................................     109,842       94,363      (17,299)
Net realized capital losses on investments (net of related
  federal income taxes and amounts transferred to interest
  maintenance reserve)......................................     (30,520)     (16,419)     (87,540)
                                                              ----------   ----------   ----------
Net income (loss)...........................................  $   79,322   $   77,944   $ (104,839)
                                                              ==========   ==========   ==========


                            See accompanying notes.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                      STATEMENTS OF CHANGES IN CAPITAL AND


                           SURPLUS -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                           SPECIAL                   TOTAL
                                           COMMON   PREFERRED   PAID-IN    SURPLUS   UNASSIGNED   CAPITAL AND
                                           STOCK      STOCK     SURPLUS     FUNDS     SURPLUS       SURPLUS
                                           ------   ---------   --------   -------   ----------   -----------
Balance at January 1, 2002...............  $2,058     $442      $420,100   $2,282    $  52,605     $ 477,487
  Capital contribution...................     --        --       180,000       --           --       180,000
  Net loss...............................     --        --            --      (56)    (104,783)     (104,839)
  Change in unrealized capital
     gains/losses........................     --        --            --       --      (18,828)      (18,828)
  Change in non-admitted assets..........     --        --            --       --        3,346         3,346
  Change in liability for reinsurance in
     unauthorized companies..............     --        --            --       --        7,011         7,011
  Change in net deferred income tax
     asset...............................     --        --            --       --        9,060         9,060
  Change in reserve on account of change
     in valuation basis..................     --        --            --       --       (2,968)       (2,968)
  Change in asset valuation reserve......     --        --            --       --       28,316        28,316
  Cumulative effect of change in
     accounting principles...............     --        --            --       --       27,566        27,566
  Net change in surplus in separate
     accounts............................     --        --            --       --         (554)         (554)
  Tax benefits on stock options
     exercised...........................     --        --            --       --           38            38
  Reinsurance transaction................     --        --            --       --        7,805         7,805
                                           ------     ----      --------   ------    ---------     ---------
Balance at December 31, 2002.............  2,058       442       600,100    2,226        8,614       613,440
  Net income.............................     --        --            --      321       77,623        77,944
  Change in non-admitted assets..........     --        --            --       --      (14,190)      (14,190)
  Change in unrealized capital
     gains/losses........................     --        --            --       --       19,293        19,293
  Change in liability for reinsurance in
     unauthorized companies..............     --        --            --       --       (1,738)       (1,738)
  Cumulative effect of change in
     accounting principle................     --        --            --       --           --            --
  Change in asset valuation reserve......     --        --            --       --      (30,691)      (30,691)
  Tax benefits on stock options
     exercised...........................     --        --            --       --           --            --
  Change in net deferred income tax
     asset...............................     --        --            --       --      (31,063)      (31,063)
  Reinsurance transactions...............     --        --            --       --       (2,621)       (2,621)
  Net change in surplus in separate
     account.............................     --        --            --       --       (4,053)       (4,053)
                                           ------     ----      --------   ------    ---------     ---------
Balance at December 31, 2003.............  $2,058     $442      $600,100   $2,547    $  21,174     $ 626,321
  Net income.............................     --        --            --      247       79,075        79,322
  Change in non-admitted assets..........     --        --            --       --       (5,821)       (5,821)
  Change in unrealized capital
     gains/losses........................     --        --            --       --        9,073         9,073
  Change in liability for reinsurance in
     unauthorized companies..............     --        --            --       --          202           202
  Change in asset valuation reserve......     --        --            --       --      (12,493)      (12,493)
  Change in net deferred income tax
     asset...............................     --        --            --       --       (6,924)       (6,924)
  Reinsurance transactions...............     --        --            --       --       (2,620)       (2,620)
  Net change in surplus in separate
     account.............................     --        --            --       --        2,817         2,817
  Contributed surplus related to stock
     appreciation rights plan of indirect
     parent..............................     --        --            --       --          822           822
                                           ------     ----      --------   ------    ---------     ---------
Balance at December 31, 2004.............  $2,058     $442      $600,100   $2,794    $  85,305     $ 690,699
                                           ======     ====      ========   ======    =========     =========


                            See accompanying notes.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                   STATEMENTS OF CASH FLOW -- STATUTORY BASIS

                             (DOLLARS IN THOUSANDS)


                                                                    YEAR ENDED DECEMBER 31
                                                            ---------------------------------------
                                                               2004          2003          2002
                                                            -----------   -----------   -----------
                                                                                         RESTATED
OPERATING ACTIVITIES
Premiums collected, net of reinsurance....................  $ 2,104,038   $ 1,695,315   $ 2,128,008
Net investment income.....................................      439,891       434,201       430,977
Miscellaneous income......................................      111,931        93,575       179,292
Benefit and loss related payments.........................   (2,134,730)   (1,603,964)   (1,911,724)
Net transfers to (from) separate account..................      (73,106)      (33,094)       90,999
Commissions, expenses paid and aggregate write-ins for
  deductions..............................................     (232,188)     (333,179)     (277,029)
Dividends paid to policyholders...........................           (2)           (4)           --
Federal and foreign income taxes paid.....................      (27,108)      (13,951)      (30,384)
                                                            -----------   -----------   -----------
Net cash provided by operating activities.................      188,726       238,899       610,139
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds...................................................    3,747,320     6,201,778     5,408,631
  Stocks..................................................       19,478        30,159       168,852
  Mortgage loans..........................................      156,600        32,160        70,374
  Real estate.............................................           --           330           412
  Other invested assets...................................       14,770         4,651        14,400
  Miscellaneous proceeds..................................      142,082        57,626        (2,020)
                                                            -----------   -----------   -----------
Total investment proceeds.................................    4,080,250     6,326,704     5,660,649
Cost of investments acquired:
  Bonds...................................................   (4,056,614)   (6,330,353)   (6,133,992)
  Stocks..................................................      (20,585)      (22,128)      (61,299)
  Mortgage loans..........................................     (160,660)     (199,292)      (82,591)
  Other invested assets...................................       (8,489)      (16,810)      (27,080)
  Miscellaneous applications..............................      (28,103)      (83,771)      (19,945)
                                                            -----------   -----------   -----------
Total cost of investments acquired........................   (4,274,451)   (6,652,354)   (6,325,267)
Net increase (decrease) in policy loans...................          527        (2,723)       (6,352)
                                                            -----------   -----------   -----------
Net cost of investments acquired..........................   (4,273,924)   (6,655,077)   (6,331,619)
                                                            -----------   -----------   -----------
Net cash used in investing activities.....................     (193,674)     (328,373)     (670,970)
FINANCING AND MISCELLANEOUS ACTIVITIES
Contribution of capital and paid-in surplus...............  $        --   $        --   $   180,000
Net deposits on deposit-type contracts and other insurance
  liabilities.............................................      103,496      (133,305)       (3,206)
Other cash provided.......................................       37,590        27,991        40,853
                                                            -----------   -----------   -----------
Net cash provided by (used in) financing and miscellaneous
  activities..............................................      141,086      (105,314)      217,647
                                                            -----------   -----------   -----------
Net increase (decrease) in cash and short-term
  investments.............................................      136,138      (194,788)      156,816
Cash and short-term investments:
  Beginning of year.......................................      165,019       359,807       202,991
                                                            -----------   -----------   -----------
  End of year.............................................  $   301,157   $   165,019   $   359,807
                                                            ===========   ===========   ===========


                            See accompanying notes.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY


                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is a subsidiary of Transamerica Occidental Life Insurance Company (TOLIC). TOLIC is an indirect wholly owned subsidiary of AEGON U.S. Corporation (AEGON). AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus) its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

On April 1, 2003, the Company completed a statutory merger with Transamerica Life Insurance Company of New York (TONY), an affiliate. Immediately after the merger, the name of the Company was changed to Transamerica Financial Life Insurance Company. The accompanying financial statements for periods prior to the merger have been restated in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. As such, this statutory merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values of both entities were carried forward to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred prior to April 1, 2003, nor is it necessarily indicative of future results.

Summarized financial information for the Company and TONY restated for the year ended December 31, 2002 are as follows:


Revenues:
  Company...................................................   $2,366,571
  TONY......................................................      432,946
                                                               ----------
As restated.................................................   $2,799,517
                                                               ==========
Net income (loss):
  Company...................................................   $ (104,664)
  TONY......................................................         (175)
                                                               ----------
As restated.................................................   $ (104,839)
                                                               ==========

NATURE OF BUSINESS

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company's products are primarily through brokers.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.


Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.



Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.



Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.



Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.


Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.


Deferred Income Taxes: Effective October 1, 2002, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.


Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.



Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.


The effects of these variances on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a designation of an NAIC 6), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market value. Common stocks are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus along with an adjustment for federal income taxes.

Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at the amount of equity in underlying net assets. Other "admitted assets" are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $6,873 and $9,064 respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 100 Indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements.

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.


The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.


PREMIUMS AND ANNUITY CONSIDERATIONS


Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits incurred.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.


AGGREGATE POLICY RESERVES


Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the Department of Insurance of the State of New York.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.5% to 6.0% percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In
Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.


POLICY AND CONTRACT CLAIM RESERVES


Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


LIABILITY FOR DEPOSIT-TYPE CONTRACTS


Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.


SEPARATE ACCOUNTS


Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

REINSURANCE



Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS


Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2003, the Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $822 for the year ended December 31, 2004.

RECLASSIFICATIONS



Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

2.  ACCOUNTING CHANGES

Effective October 1, 2002, as a result in a change in New York regulations, the Company adopted SSAP No. 10, Income Taxes. The effect of this accounting change resulted in an increase in capital and surplus of $27,566 and was accounted for as a cumulative effect of a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

3.  FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.


Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.



Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


3.  FAIR VALUES OF FINANCIAL INSTRUMENTS -- (CONTINUED)

conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.


Interest rate swaps and credit default swaps: Estimated fair values of interest rate swaps and credit default swaps are based upon the pricing differential for similar swap agreements.



Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates approximate their carrying value.



Separate account assets: The fair values of separate account assets are based on quoted market prices.



Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.


Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:


                                                                     DECEMBER 31,
                                                   -------------------------------------------------
                                                            2004                      2003
                                                   -----------------------   -----------------------
                                                    CARRYING       FAIR       CARRYING       FAIR
                                                     AMOUNT       VALUE        AMOUNT       VALUE
                                                   ----------   ----------   ----------   ----------
ADMITTED ASSETS
Cash and short-term investments..................  $  301,157   $  301,157   $  165,019   $  165,019
Bonds............................................   6,689,617    6,903,234    6,396,256    6,667,019
Redeemable preferred stocks......................       5,318        6,339        5,319        6,489
Common stocks, other than affiliates.............      40,332       40,332       33,833       33,833
Mortgage loans on real estate....................     623,124      664,596      615,560      671,338
Policy loans.....................................      42,105       42,105       42,632       42,632
Interest rate swap...............................       6,652        5,194            6        5,410
Credit default swaps.............................          --           --           --           78
Receivable from parent, subsidiaries, and
  affiliates.....................................          --           --       25,000       25,000
Separate account assets..........................   7,691,859    7,699,891    7,189,422    7,203,663
LIABILITIES
Investment contract liabilities..................   5,736,925    5,660,293    5,587,460    5,557,000
Separate account annuity liabilities.............   7,554,758    7,550,836    7,047,229    7,054,082

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:


                                                                           GROSS        GROSS
                                                                         UNREALIZED   UNREALIZED
                                                              GROSS        LOSSES       LOSSES
                                                CARRYING    UNREALIZED   12 MONTHS    LESS THAN    ESTIMATED
                                                 AMOUNT       GAINS       OR MORE     12 MONTHS    FAIR VALUE
                                               ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2004
  Bonds:
     United States Government and agencies...  $  190,905    $  2,853     $   469      $   490     $  192,799
     State, municipal and other government...     195,084      15,270       1,413        3,165        205,776
     Public utilities........................     559,145      31,717         509          809        589,544
     Industrial and miscellaneous............   4,001,349     182,288       3,327       11,273      4,169,037
     Mortgage-backed and asset-backed
       securities............................   1,743,134      23,969      14,178        6,847      1,746,078
                                               ----------    --------     -------      -------     ----------
                                                6,689,617     256,097      19,896       22,584      6,903,234
  Redeemable preferred stocks................       5,318       1,024          --            3          6,339
                                               ----------    --------     -------      -------     ----------
                                               $6,694,935    $257,121     $19,896      $22,587     $6,909,573
                                               ==========    ========     =======      =======     ==========


                                                                           GROSS        GROSS
                                                                         UNREALIZED   UNREALIZED
                                                              GROSS        LOSSES       LOSSES
                                                CARRYING    UNREALIZED   12 MONTHS    LESS THAN    ESTIMATED
                                                 AMOUNT       GAINS       OR MORE     12 MONTHS    FAIR VALUE
                                               ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2003
  Bonds:
     United States Government and agencies...  $   81,137    $    664     $    --      $   958     $   80,843
     State, municipal and other government...     158,639      13,336          --        2,166        169,804
     Public utilities........................     557,463      34,750         981        1,464        589,768
     Industrial and miscellaneous............   3,979,781     234,831       5,122       12,078      4,197,412
     Mortgage-backed and asset-backed
       securities............................   1,619,236      37,751      16,111       11,689      1,629,187
                                               ----------    --------     -------      -------     ----------
                                                6,396,256     321,332      22,214       28,355      6,667,019
  Redeemable preferred stocks................       5,319       1,174          --            4          6,489
                                               ----------    --------     -------      -------     ----------
                                               $6,401,575    $322,506     $22,214      $28,359     $6,673,508
                                               ==========    ========     =======      =======     ==========

At December 31, 2004, the Company held bonds with a carrying value of $9,959 and amortized cost of $10,881 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS -- (CONTINUED)

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

                                                                GROSS        GROSS
                                                              UNREALIZED   UNREALIZED
                                                                LOSSES       LOSSES
                                                              12 MONTHS    LESS THAN
                                                               OR MORE     12 MONTHS      TOTAL
                                                              ----------   ----------   ----------
DECEMBER 31, 2004
  Bonds:
    United States Government and agencies...................   $ 16,139    $   74,448   $   90,587
    State, municipal and other government...................     13,585        14,280       27,865
    Public utilities........................................     20,669        50,450       71,119
    Industrial and miscellaneous............................     87,318       715,974      803,292
    Mortgage and other asset-backed securities..............    126,185       696,886      823,071
                                                               --------    ----------   ----------
                                                                263,896     1,552,038    1,815,934
  Redeemable preferred stocks...............................         --         1,109        1,109
                                                               --------    ----------   ----------
                                                               $263,896    $1,553,147   $1,817,043
                                                               ========    ==========   ==========

                                                                GROSS         GROSS
                                                              UNREALIZED    UNREALIZED
                                                                LOSSES        LOSSES
                                                              12 MONTHS    LESS THAN 12
                                                               OR MORE      12 MONTHS       TOTAL
                                                              ----------   ------------   ----------
DECEMBER 31, 2003
  Bonds:
    United States Government and agencies...................   $     --     $   64,663    $   64,663
    State, municipal and other government...................         --         21,384        21,384
    Public utilities........................................     14,860         51,985        66,845
    Industrial and miscellaneous............................     35,984        541,656       577,640
    Mortgage and other asset-backed securities..............     56,018        498,261       554,279
                                                               --------     ----------    ----------
                                                               $106,862     $1,177,949    $1,284,811
  Redeemable preferred stocks...............................         --          1,108         1,108
                                                               --------     ----------    ----------
                                                               $106,862     $1,179,057    $1,285,919
                                                               ========     ==========    ==========

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               CARRYING    ESTIMATED
                                                                AMOUNT     FAIR VALUE
                                                              ----------   ----------
Due in one year or less.....................................  $  269,381   $  273,608
Due after one year through five years.......................   2,606,139    2,693,217
Due after five years through ten years......................   1,477,688    1,537,019
Due after ten years.........................................     593,275      653,312
                                                              ----------   ----------
                                                               4,946,483    5,157,156
Mortgage-backed and asset-backed securities.................   1,743,134    1,746,078
                                                              ----------   ----------
                                                              $6,689,617   $6,903,234
                                                              ==========   ==========

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS -- (CONTINUED)

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management's intent and ability to hold a security until maturity or until fair value will recover.

A detail of net investment income is presented below:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
Income on bonds and notes...................................  $368,224   $377,770   $386,651
Mortgage loans on real estate...............................    45,108     37,264     37,650
Real estate.................................................        --        (35)       236
Dividends on common and preferred stocks....................       622        546        991
Interest on policy loans....................................     2,607      1,546      2,864
Derivative instruments......................................    13,795      7,942     10,846
Other.......................................................     3,650        (50)     3,576
                                                              --------   --------   --------
Gross investment income.....................................   434,006    424,983    442,814
Less investment expenses....................................    15,578     14,744     12,228
                                                              --------   --------   --------
Net investment income.......................................  $418,428   $410,239   $430,586
                                                              ========   ========   ========

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------
                                                                 2004         2003         2002
                                                              ----------   ----------   ----------
Proceeds....................................................  $3,747,320   $6,201,778   $5,408,631
                                                              ==========   ==========   ==========
Gross realized gains........................................  $   40,825   $  133,470   $   59,800
Gross realized losses.......................................      33,904      (45,314)    (100,900)
                                                              ----------   ----------   ----------
Net realized gains..........................................  $    6,921   $   88,156   $  (41,100)
                                                              ==========   ==========   ==========

Gross realized losses include $10,774, $17,443, and $57,039 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2004, 2003 and 2002, respectively.

At December 31, 2004, investments with an aggregate carrying amount of $3,531 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS -- (CONTINUED)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:


                                                                         REALIZED
                                                              ------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2004       2003       2002
                                                              --------   --------   --------
Bonds.......................................................  $  6,921   $ 88,156   $(41,100)
Common stocks...............................................     2,395      4,653    (35,184)
Preferred stocks............................................        49       (244)        --
Cash and short-term investments.............................        --         (1)        (2)
Mortgage loans on real estate...............................        --         --     (3,470)
Real estate.................................................        --         91       (358)
Derivative instruments......................................   (28,526)   (44,359)    (1,919)
Other invested assets.......................................     1,412      1,319     (1,807)
                                                              --------   --------   --------
                                                               (17,749)    49,615    (83,840)
Federal income tax effect...................................    (4,753)    (3,097)     2,854
Transfer to interest maintenance reserve....................    (8,019)   (62,935)    (6,554)
                                                              --------   --------   --------
Net realized capital losses on investments..................  $(30,521)  $(16,419)  $(87,540)
                                                              ========   ========   ========



                                                                 CHANGES IN UNREALIZED
                                                              ----------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               2004      2003       2002
                                                              -------   -------   --------
Bonds.......................................................  $  (484)  $13,413   $(12,058)
Preferred stocks............................................       --       324       (324)
Common stocks...............................................    3,477     5,738     (2,092)
Mortgage loans on real estate...............................       --      (422)    (2,557)
Derivative instruments......................................    9,170         6         --
Other invested assets.......................................   (3,090)      234     (1,797)
                                                              -------   -------   --------
Change in unrealized capital gains/losses...................  $ 9,073   $19,293   $(18,828)
                                                              =======   =======   ========


Gross unrealized gains (losses) in common stocks were as follows:

                                                                DECEMBER 31,
                                                              ----------------
                                                               2004      2003
                                                              -------   ------
Unrealized gains............................................  $11,361   $8,041
Unrealized losses...........................................      (19)    (176)
                                                              -------   ------
Net unrealized gains........................................  $11,342   $7,865
                                                              =======   ======

During 2004, the Company issued mortgage loans with interest rates ranging from 2.79% to 6.95%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 83%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2004, the Company had no mortgage loans with interest more than 180 days overdue.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS -- (CONTINUED)

At December 31, 2004 and 2003, the Company had bonds and stocks aggregating $1,752 and $6,549, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, 2003 and 2002 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

During 2004, 2003, and 2002, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $5,920 and $11,326, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------
                                     DECEMBER 31,
                                     -------------
                                     2004    2003
                                     -----   -----
South Atlantic.....................   26%     23%
Pacific............................   21      25
E. North Central...................   17      14
Mountain...........................   15      13
Mid-Atlantic.......................   10      12
W. South Central...................    7       6
New England........................    3       3
E. South Central...................    1       2
W. North Central...................   --       2


            PROPERTY TYPE DISTRIBUTION
--------------------------------------------------
                                     DECEMBER 31,
                                     -------------
                                     2004    2003
                                     -----   -----
Office.............................   29%     37%
Industrial.........................   28      21
Retail.............................   19      20
Agricultural.......................    8       6
Apartment..........................    6       7
Medical............................    6       5
Other..............................    4       4


The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $16,273 and $22,247, respectively and credit default swaps with a fair value of $148 and $78, respectively. During the years ended December 31, 2004, 2003 and 2002, the Company recognized no capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


4.  INVESTMENTS -- (CONTINUED)


high credit rating of 'A' or better. At December 31, 2004 and 2003, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $10,314 and $6,897, respectively.


The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

At December 31, 2004 and 2003, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                NOTIONAL AMOUNT
                                                                 DECEMBER 31,
                                                              -------------------
                                                                2004       2003
                                                              --------   --------
Derivative securities:
  Interest rate swaps:
     Receive fixed -- pay floating..........................  $637,400   $199,400
     Receive floating -- pay fixed..........................    83,724     27,437

Beginning in 2003, the Company utilized futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company's cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $38,933 and $42,371 for the years ending December 31, 2004 and 2003, respectively.

Open futures contracts at December 31, 2004, and 2003, were as follows:

                                                                              OPENING    YEAR-END
                                                                               MARKET     MARKET
NUMBER OF CONTRACTS                                           CONTRACT TYPE    VALUE      VALUE
-------------------                                           -------------   --------   --------
DECEMBER 31, 2004:
  720.......................................................   S&P FUTURES    $214,597   $218,466
December 31, 2003:
  930.......................................................   S&P Futures    $247,824   $258,215

5.  REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


5.  REINSURANCE -- (CONTINUED)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

                                                                     YEAR ENDED DECEMBER 31
                                                              ------------------------------------
                                                                 2004         2003         2002
                                                              ----------   ----------   ----------
Direct premiums.............................................  $1,909,566   $1,555,246   $1,947,355
Reinsurance assumed.........................................     553,981      516,747      562,771
Reinsurance ceded...........................................    (325,738)    (360,546)    (366,906)
                                                              ----------   ----------   ----------
Net premiums earned.........................................  $2,137,809   $1,711,447   $2,143,220
                                                              ==========   ==========   ==========

Premiums ceded to affiliates for the years ended December 31, 2004, 2003 and 2002 were $85,088, $59,381, and $30,201, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2004 and 2003 of $252,957 and $147,665, respectively.

The Company received reinsurance recoveries in the amounts of $232,177, $273,067, and $208,236 during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $46,426 and $52,702, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2004 and 2003 of $521,527 and $580,663, respectively.

On December 31, 1993, the Company and Mutual of New York (MONY) entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY received payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments have been reduced for certain administrative expenses as defined in the agreement. The Company has recognized operating gains and losses on new deposits into existing accounts received after December 31, 1993, and on all new accounts established after that date. On December 31, 2002, the Company purchased from MONY the remaining transferred business inforce for $71,886, which was charged to expense. At December 31, 2003, the Company also owed MONY $2,000, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. During 2002, the Series B note was repaid to MONY. During 2003, the Series A note was repaid.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. During 2004 and 2003, the Company has amortized $996 and $996, respectively, into earnings with a corresponding charge to unassigned surplus.

During 2002, the Company recaptured a reinsurance agreement from a non-affiliated company. As a result of this recapture, the Company recorded consideration on reinsurance recaptured and change in reserves of $77,057. The Company paid $6,000 to the former reinsurer and received approximately $83,000 of cash and invested assets that support the policyholder liabilities.

Effective December 31, 2004, the Company executed a novation agreement related to six reinsurance treaties from TIRE. As a result of this novation, $15,922 of statutory reserves were assumed.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


5.  REINSURANCE -- (CONTINUED)

Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRE. Both transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2004, 2003, and 2002 was $1,433, $1,433, and $1,385,
respectively. The remaining goodwill balance has been non-admitted at December 31, 2004, 2003, and 2002.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2004, 2003, and 2002 with a corresponding charge to unassigned surplus.

During 2004 the Company reclassified a universal life reinsurance contract that was previously treated as a funds withheld treaty to a modified coinsurance treaty. This change resulted in $133,178 being reclassified in the 2004 balance sheet and statement of operations. The balance sheet reclassification moved the related liability from funds held under coinsurance and other reinsurance treaties to aggregate reserves for policies and contracts. In the statement of operations, this change increased the reinsurance reserve adjustment with an offsetting amount impacting the increase (decrease) in aggregate reserves for policies and contracts. The transaction did not have any income, or capital and surplus impacts.

6.  INCOME TAXES

The components of the net deferred income tax asset are comprised of the following:

                                                                 DECEMBER 31,
                                                              -------------------
                                                                2004       2003
                                                              --------   --------
Deferred tax components:
  Gross deferred income tax assets..........................  $ 89,657   $ 95,071
  Gross deferred income tax liabilities.....................   (12,759)   (11,249)
  Deferred income tax assets nonadmitted....................   (56,914)   (59,342)
                                                              --------   --------
Net deferred income tax asset...............................  $ 19,984   $ 24,480
                                                              ========   ========

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


6.  INCOME TAXES -- (CONTINUED)

The components of deferred taxes amounts are as follows:

                                                                DECEMBER 31,
                                                              -----------------
                                                               2004      2003
                                                              -------   -------
Deferred income tax assets:
  Nonadmitted assets........................................  $19,563   $15,086
  Deferred acquisition costs................................   22,530    22,243
  Reserves..................................................   24,037    24,171
  sec.197 intangible amortization...........................   15,410    19,285
  Unrealized capital losses.................................    6,145     8,497
  Other.....................................................    1,972     5,789
                                                              -------   -------
Total deferred income tax assets............................  $89,657   $95,071
                                                              =======   =======
Deferred income tax assets -- nonadmitted...................  $56,914   $59,342
                                                              =======   =======
Deferred income tax liabilities:
  Section 807(f) adjustments................................  $   440   $   603
  Reinsurance transactions..................................    3,010     3,512
  Unrealized capital gains..................................    8,691     6,946
  Other.....................................................      618       188
                                                              -------   -------
Total deferred income tax liabilities.......................  $12,759   $11,249
                                                              =======   =======

The change in net deferred income tax assets and deferred income tax assets -- nonadmitted are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                              ----------------------------
                                                               2004       2003      2002
                                                              -------   --------   -------
Change in net deferred income tax asset.....................  $(6,924)  $(31,063)  $ 6,098
Change in deferred income tax assets -- nonadmitted.........   (2,428)   (13,144)   (8,894)

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


6.  INCOME TAXES -- (CONTINUED)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                 YEAR ENDED DECEMBER 31
                                                              -----------------------------
                                                                2004       2003      2002
                                                              --------   --------   -------
Income tax expense (benefit) computed at the federal
  statutory rate (35%)......................................  $ 44,132   $ 34,940   $  (689)
sec.197 intangibles.........................................    (3,875)    (3,875)   24,704
Amortization of IMR.........................................    (4,719)    (4,069)   (1,335)
Deferred acquisition costs -- tax basis.....................        68     (3,253)     (763)
Dividends received deduction................................    (3,147)    (3,265)   (3,232)
Investment income items.....................................   (12,966)   (15,651)      (90)
Prior year over accrual.....................................    (4,486)    (2,000)   (6,542)
Reinsurance transactions....................................      (917)      (917)    3,235
Tax reserve valuation.......................................     3,219      1,771     1,750
All other adjustments.......................................    (1,060)     1,784    (1,709)
                                                              --------   --------   -------
Federal income tax expense..................................  $ 16,249   $  5,465   $15,329
                                                              ========   ========   =======

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $126,123, $128,053, and $17,203, respectively.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as "the policyholders' surplus account". No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($2,427 at December 31, 2004). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. An examination of 2001 through 2003 is currently in process.

7.  POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


7.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)

placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                          DECEMBER 31
                                                        -----------------------------------------------
                                                                 2004                     2003
                                                        ----------------------   ----------------------
                                                                      PERCENT                  PERCENT
                                                          AMOUNT      OF TOTAL     AMOUNT      OF TOTAL
                                                        -----------   --------   -----------   --------
Subject to discretionary withdrawal with market value
  adjustment..........................................  $ 1,168,413       9%     $ 1,153,148       9%
Subject to discretionary withdrawal at book value less
  surrender charge....................................    1,374,814      10        1,920,720      15
Subject to discretionary withdrawal at market value...    4,440,258      33        4,202,530      32
Subject to discretionary withdrawal at book value
  (minimal or no charges or adjustments)..............    3,135,346      23        2,555,121      20
Not subject to discretionary withdrawal...............    3,414,285      25        3,045,521      24
                                                        -----------     ---      -----------     ---
                                                         13,533,116     100%      12,877,040     100%
                                                                        ===                      ===
Less reinsurance ceded................................        1,541                    1,334
                                                        -----------              -----------
Net policy reserves on annuities and deposit fund
  liabilities.........................................  $13,531,575              $12,875,706
                                                        ===========              ===========

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


7.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003 and 2002 is as follows:

                                                             GUARANTEED   NON-GUARANTEED
                                                              SEPARATE       SEPARATE
                                                              ACCOUNT        ACCOUNT         TOTAL
                                                             ----------   --------------   ----------
Premiums, deposits and other considerations for the year
  ended December 31, 2004..................................  $  501,942     $  726,092     $1,228,034
                                                             ==========     ==========     ==========
Reserves at December 31, 2004 for separate accounts with
  assets at:
  Fair value...............................................  $2,166,032     $4,234,565     $6,400,597
  Amortized cost...........................................   1,180,553             --      1,180,553
                                                             ----------     ----------     ----------
Total......................................................  $3,346,585     $4,234,565     $7,581,150
                                                             ==========     ==========     ==========
Premiums, deposits and other considerations for the year
  ended December 31, 2003..................................  $  204,897     $  793,913     $  998,810
                                                             ==========     ==========     ==========
Reserves at December 31, 2003 for separate accounts with
  assets at:
  Fair value...............................................  $2,129,970     $4,016,061     $6,146,031
  Amortized cost...........................................     917,187             --        917,187
                                                             ----------     ----------     ----------
Total......................................................  $3,047,157     $4,016,061     $7,063,218
                                                             ==========     ==========     ==========
Premiums, deposits and other considerations for the year
  ended December 31, 2002..................................  $  405,730     $  781,622     $1,187,352
                                                             ==========     ==========     ==========
Reserves at December 31, 2002 for separate accounts with
  assets at:
  Fair value...............................................  $2,251,332     $3,251,648     $5,502,980
  Amortized cost...........................................     847,122             --        847,122
                                                             ----------     ----------     ----------
Total......................................................  $3,098,454     $3,251,648     $6,350,102
                                                             ==========     ==========     ==========

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


7.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:


                                                             GUARANTEED   NON-GUARANTEED
                                                              SEPARATE       SEPARATE
                                                              ACCOUNT        ACCOUNT         TOTAL
                                                             ----------   --------------   ----------
DECEMBER 31, 2004
Subject to discretionary withdrawal with market value
  adjustment...............................................  $  325,476     $       --     $  325,476
Subject to discretionary withdrawal at book value less
  surrender charge.........................................     193,330             --        193,330
Subject to discretionary withdrawal at market value........     230,741      4,234,565      4,465,306
Not subject to discretionary withdrawal....................   2,597,038             --      2,597,038
                                                             ----------     ----------     ----------
                                                             $3,346,585     $4,234,565     $7,581,150
                                                             ==========     ==========     ==========
DECEMBER 31, 2003
Subject to discretionary withdrawal with market value
  adjustment...............................................  $  314,379     $       --     $  314,379
Subject to discretionary withdrawal at book value less
  surrender charge.........................................     203,241             --        203,241
Subject to discretionary withdrawal at market value........     175,322      4,016,061      4,191,383
Not subject to discretionary withdrawal....................   2,354,215             --      2,354,215
                                                             ----------     ----------     ----------
                                                             $3,047,157     $4,016,061     $7,063,218
                                                             ==========     ==========     ==========


A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                     YEAR ENDED DECEMBER 31
                                                              -------------------------------------
                                                                 2004         2003         2002
                                                              -----------   ---------   -----------
Transfers as reported in the summary of operations of the
  separate accounts annual statement:
  Transfers to separate accounts............................  $ 1,232,466   $ 999,208   $ 1,187,967
  Transfers from separate accounts..........................   (1,143,832)   (965,369)   (1,276,543)
                                                              -----------   ---------   -----------
Net transfers to (from) separate accounts...................       88,634      33,839       (88,576)
Other adjustments...........................................          832         762         2,062
                                                              -----------   ---------   -----------
Net transfers as set forth herein...........................  $    89,466   $  34,601   $   (86,514)
                                                              ===========   =========   ===========

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed living benefits as follows:

                                                                SUBJECTED                   REINSURANCE
                                                                 ACCOUNT      AMOUNT OF       RESERVE
YEAR  BENEFIT AND TYPE OF RISK                                    VALUE      RESERVE HELD     CREDIT
----  ------------------------                                 -----------   ------------   -----------
      Guaranteed Minimum Withdrawal Benefit.................
2004                                                           $11,429,295     $34,897          $0
      Guaranteed Minimum Withdrawal Benefit.................
2003                                                           $10,424,047     $12,832          $0

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


7.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)

The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed death benefits as follows:

                                                                SUBJECTED                   REINSURANCE
                                                                 ACCOUNT      AMOUNT OF       RESERVE
YEAR  BENEFIT AND TYPE OF RISK                                    VALUE      RESERVE HELD     CREDIT
----  ------------------------                                  ----------   ------------   -----------
      Guaranteed Minimum Death Benefit.......................
2004                                                            $2,009,240      $5,732        $1,541
      Guaranteed Minimum Death Benefit.......................
2003                                                            $1,972,705      $5,209        $1,334

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

During 2002, the Company reclassified some of its fixed deferred annuities from "without future interest guarantees" to "with future interest guarantees" for the purpose of determining the appropriate valuation interest rates. This caused an increase in reserves of $2,968, which was charged directly to capital and surplus.

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                               GROSS     LOADING     NET
                                                              --------   -------   --------
DECEMBER 31, 2004
Life and annuity:
  Ordinary direct first year business.......................  $  2,004   $  (664)  $  1,340
  Ordinary direct renewal business..........................   141,521    (1,677)   139,844
  Group life direct business................................       523      (201)       322
  Credit life...............................................       130        --        130
  Reinsurance ceded.........................................   (20,878)       --    (20,878)
                                                              --------   -------   --------
                                                               123,300    (2,542)   120,758
Accident and health:
  Direct....................................................     3,996        --      3,996
  Reinsurance ceded.........................................    (2,428)       --     (2,428)
                                                              --------   -------   --------
Total accident and health...................................     1,568        --      1,568
                                                              --------   -------   --------
                                                              $124,868   $(2,542)  $122,326
                                                              ========   =======   ========

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


7.  POLICY AND CONTRACT ATTRIBUTES -- (CONTINUED)


                                                               GROSS     LOADING     NET
                                                              --------   -------   --------
DECEMBER 31, 2003
Life and annuity:
  Ordinary direct first year business.......................  $ 13,194   $1,008    $ 12,186
  Ordinary direct renewal business..........................    96,127    1,159      94,968
  Group life direct business................................       604      228         376
  Credit life...............................................       118       --         118
  Reinsurance ceded.........................................   (24,299)      --     (24,299)
                                                              --------   ------    --------
Total life and annuity......................................    85,744    2,395      83,349
Accident and health:
  Direct....................................................    12,790       --      12,790
  Reinsurance ceded.........................................   (11,137)      --     (11,137)
                                                              --------   ------    --------
Total accident and health...................................     1,653       --      (1,653)
                                                              --------   ------    --------
                                                              $ 87,397   $2,395    $ 85,002
                                                              ========   ======    ========

At December 31, 2004 and 2003, the Company had insurance in force aggregating $51,982,204 and $60,401,558, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $53,228 and $51,292 to cover these deficiencies at December 31, 2004 and 2003, respectively.

8.  CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend ($85,305 at December 31, 2004), the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities is $68,820.

9.  SECURITIES LENDING

The Company participates in securities lending. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2004 and 2003, the value of securities loaned amounted to $541,503 and $-0-, respectively.

10.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


10.  RETIREMENT AND COMPENSATION PLANS -- (CONTINUED)

allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company's allocation of pension expense for each of the years ended December 31, 2004 and 2003 was $14 and $11, respectively. The Company's allocation of pension expense for year ended December 31, 2002 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $10 and $7 were allocated for the years ended December 31, 2004 and 2003, respectively. No amounts were allocated for the year ended December 31, 2002.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company's allocation of postretirement expenses was negligible for each of the years ended December 31, 2004, 2003, and 2002.

11.  RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $20,517, $11,648, and $8,430, respectively, for these services, which approximates their costs to the affiliates.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $210, $281, and $466, respectively, to affiliates. At December 31, 2004 and 2003, the Company has short-term notes receivables from an affiliate of $92,878 and $25,000, respectively.

During 2002, the Company received a capital contribution of $180,000 in cash from its parent. No capital contributions were received in 2003 and 2004.

12.  COMMITMENTS AND CONTINGENCIES

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $92,144 and $73,667 at December 31, 2004 and 2003, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


12.  COMMITMENTS AND CONTINGENCIES -- (CONTINUED)

plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2004 and 2003 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $18,207 and $8,410 at December 31, 2004 and 2003, respectively, for joint ventures, partnerships and limited liability companies.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $25,683 and $27,558, respectively, in conjunction with these transactions.

At December 31, 2004 and 2003, the net amount of securities being acquired on a "to be announced" (TBA basis was $111,482 and $805, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see
Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $498, $(469), and $(973), for the years ended December 31, 2004, 2003, and 2002, respectively.

13.  MANAGING GENERAL AGENTS

For the year ended December 31, 2004 the Company had $38,182 of direct premiums written by The Vanguard Group, Inc. For the years ending December 31, 2003 and 2002, the Company had $22,609 and $28,825, respectively, of direct premiums written by managing general agents.


14.  SEPTEMBER 11 EVENTS


At December 31, 2004, the Company's gross exposure from the events of September 11, 2001, is $52,090, of which $38,541 is covered by reinsurance resulting in a net exposure of $13,549.

                           STATUTORY-BASIS FINANCIAL


                              STATEMENT SCHEDULES

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



      SUMMARY OF INVESTMENTS -- OTHER THAN INVESTMENTS IN RELATED PARTIES


                             (DOLLARS IN THOUSANDS)


                               DECEMBER 31, 2004

SCHEDULE I

                                                                                          AMOUNT AT
                                                                                         WHICH SHOWN
                                                                              FAIR      IN THE BALANCE
TYPE OF INVESTMENT                                             COST(1)       VALUE          SHEET
------------------                                            ----------   ----------   --------------
FIXED MATURITIES
Bonds:
  United States Government and government agencies and
     authorities............................................  $  190,978   $  192,876     $  190,978
  States, municipalities and political subdivisions.........     222,870      224,175        222,870
  Foreign governments.......................................     178,358      187,696        178,358
  Public utilities..........................................     559,145      589,543        559,145
  All other corporate bonds.................................   5,538,276    5,708,944      5,538,266
Preferred stock.............................................       5,318        6,339          5,318
                                                              ----------   ----------     ----------
Total fixed maturities......................................   6,694,945    6,909,573      6,694,935
EQUITY SECURITIES
Common stocks (unaffiliated):
  Industrial, miscellaneous and all other...................      28,990       40,332         40,332
                                                              ----------   ----------     ----------
Total equity securities.....................................      28,990       40,332         40,332
Mortgage loans on real estate...............................     623,124                     623,124
Policy loans................................................      42,105                      42,105
Other invested assets.......................................      32,374                      32,374
Cash and short-term investments.............................     301,157                     301,157
                                                              ----------                  ----------
Total investments...........................................  $7,722,695                  $7,734,027
                                                              ==========                  ==========

---------------

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                      SUPPLEMENTARY INSURANCE INFORMATION


                             (DOLLARS IN THOUSANDS)


SCHEDULE III


                                                    POLICY                                BENEFITS, CLAIMS
                       FUTURE POLICY                  AND                       NET          LOSSES AND        OTHER
                       BENEFITS AND    UNEARNED    CONTRACT      PREMIUM     INVESTMENT      SETTLEMENT      OPERATING   PREMIUMS
                         EXPENSES      PREMIUMS   LIABILITIES    REVENUE      INCOME*         EXPENSES       EXPENSES    WRITTEN
                       -------------   --------   -----------   ----------   ----------   ----------------   ---------   --------
YEAR ENDED DECEMBER
  31, 2004
Individual life......   $  815,657      $   --      $84,891     $  289,398    $ 49,571       $  393,021      $123,577
Individual health....       14,727       4,079        9,324         30,820       1,773           19,969        11,534    $30,995
Group life and
  health.............       13,184       1,384        5,690         33,964       1,255           21,716         9,012     33,993
Annuity..............    5,764,854          --           --      1,783,627     365,829        1,946,710       171,101
                        ----------      ------      -------     ----------    --------       ----------      --------
                        $6,608,422      $5,463      $99,905     $2,137,809    $418,428       $2,381,416      $315,224
                        ==========      ======      =======     ==========    ========       ==========      ========
YEAR ENDED DECEMBER
  31, 2003
Individual life......   $  630,209      $   --      $45,263     $  217,664    $ 42,546       $  173,809      $ 99,941
Individual health....       15,995       3,912        9,006         31,377       1,702           24,606        13,379    $31,647
Group life and
  health.............       11,676       1,326        7,103         21,070         879           22,602        15,640     30,061
Annuity..............    5,727,948          --           --      1,441,336     365,112        1,640,232       135,405
                        ----------      ------      -------     ----------    --------       ----------      --------
                        $6,385,828      $5,238      $61,372     $1,711,447    $410,239       $1,861,249      $264,365
                        ==========      ======      =======     ==========    ========       ==========      ========
YEAR ENDED DECEMBER
  31, 2002
Individual life......   $  617,475      $   --      $27,900     $  240,569    $ 45,628       $  201,924      $134,200
Individual health....       12,844       3,178        8,684         30,770       1,530           25,628        14,450    $30,516
Group life and
  health.............       10,254         691       (3,361)        36,650         992           25,713        22,120     22,681
Annuity..............    5,481,865          --           --      1,835,231     382,436        2,270,281       107,168
                        ----------      ------      -------     ----------    --------       ----------      --------
                        $6,122,438      $3,869      $33,223     $2,143,220    $430,586       $2,523,546      $277,938
                        ==========      ======      =======     ==========    ========       ==========      ========


---------------


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



                                  REINSURANCE

                             (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                                             PERCENTAGE
                                                   CEDED TO       ASSUMED                    OF AMOUNT
                                      GROSS         OTHER        FROM OTHER        NET        ASSUMED
                                      AMOUNT      COMPANIES      COMPANIES       AMOUNT        TO NET
                                    ----------   ------------   ------------   -----------   ----------
YEAR ENDED DECEMBER 31, 2004
Life insurance in force...........  $8,093,493   $147,862,825   $223,766,784   $83,997,452      266%
                                    ==========   ============   ============   ===========      ===
Premiums:
  Individual life.................  $   82,019   $    314,064   $    521,443   $   289,398      180%
  Individual health...............      30,994            510            336        30,820        1
  Group life and health...........      33,993         10,492         10,463        33,964       31
  Annuity.........................   1,762,560            672         21,739     1,783,627        1
                                    ----------   ------------   ------------   -----------      ---
                                    $1,909,566   $    325,738   $    553,981   $ 2,137,809       26%
                                    ==========   ============   ============   ===========      ===
YEAR ENDED DECEMBER 31, 2003
Life insurance in force...........  $7,018,269   $132,228,007   $207,421,430   $82,211,692      252%
                                    ==========   ============   ============   ===========      ===
Premiums:
  Individual life.................  $   64,857   $    296,361   $    449,168   $   217,664      206%
  Individual health...............      31,647            659            389        31,377        1
  Group life and health...........      30,061         62,482         53,491        21,070      254
  Annuity.........................   1,428,681          1,044         13,699     1,441,336        1
                                    ----------   ------------   ------------   -----------      ---
                                    $1,555,246   $    360,546   $    516,747   $ 1,711,447       30%
                                    ==========   ============   ============   ===========      ===
YEAR ENDED DECEMBER 31, 2002
Life insurance in force...........  $6,847,730   $121,446,075   $204,017,050   $89,418,705      228%
                                    ==========   ============   ============   ===========      ===
Premiums:
  Individual life.................  $   60,850   $    276,412   $    456,131   $   240,569      190%
  Individual health...............      30,516            162            416        30,770        1
  Group life and health...........      22,681         89,973        103,942        36,650      284
  Annuity.........................   1,833,308            359          2,282     1,835,231       --
                                    ----------   ------------   ------------   -----------      ---
                                    $1,947,355   $    366,906   $    562,771   $ 2,143,220       26%
                                    ==========   ============   ============   ===========      ===

                 TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577
                                 (914) 697-8000

2538 (REV. 5/05)

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

        (1) Financial Statements of TFLIC audited by Ernst & Young L.L.P.

        (2) Financial Statements of Diversified Investors Strategic Variable Funds and Diversified Investors Portfolios audited by
            PricewaterhouseCoopers LLP(1)

     (b) Exhibits

        (1) Any form of Form N-3 Exhibits (1) to (3), (5) through (8) and (16) previously filed with the Commission as part of Pre-Effective Amendment No. 1 dated July 1, 1994 to the Diversified Investors Variable Funds Registration Statement filed on Form N-4, Registration No. 33-73734 under the Securities Act of 1933 is incorporated herein by reference.

        (4)(a) The Investment Advisory Contract previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.

        (4)(b) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Eaton Vance Management.(3)

        (4)(c) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Ark Asset Management Co., Inc.(3)

        (4)(d) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Marsico Capital Management, LLC.(3)


        (4)(e) Form of Investment Subadvisory Agreement between Diversified and Alliance Capital Management L.P.(4)



        (4)(f) Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.(8)



        (4)(g) Form of Investment Subadvisory Agreement between Diversified and Aeltus Investment Management, Inc.(4)



        (4)(h) Form of Investment Subadvisory Agreement between Diversified and INVESCO Institutional (N.A.), Inc.(4)



        (4)(i) Form of Investment Subadvisory Agreements between Diversified and BlackRock Advisors, Inc.(4)



        (4)(j) Form of Investment Subadvisory Agreement between Diversified and Wellington Asset Management Company, LLP.(4)



        (4)(k) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Merganser Capital Management Limited Partnership.(5)



        (4)(l) Form of Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and RS Investment Management, L.P.(8)



        (4)(m) Form of Investment Subadvisory Agreement between Diversified and Seneca Capital Management, LLC.(6)



        (4)(n) Form of Investment Subadvisory Agreement between Diversified and Allegiance Investment Management, L.L.C.(7)



        (4)(o) Form of Investment Subadvisory Agreement between Diversified and Stephens Capital Management.(7)



        (4)(p) Form of Investment Subadvisory Agreement between Diversified and LSV Asset Management.(8)

        (4)(q) Form of Investment Subadvisory Agreement between Diversified and Wellington Management Company, LLP.(8)



        (4)(r) Form of Investment Subadvisory Agreement between Diversified and Ark Asset Management Co., Inc.(9)



        (4)(s) Form of Investment Subadvisory Agreement between Diversified and Aronson+ Johnson+Ortiz, LP.(9)



        (4)(t) Form of Investment Subadvisory Agreement between Diversified and Goldman Sachs Asset Management, L.P.(9)



        (4)(u) Form of Investment Subadvisory Agreement between Diversified and GE Asset Management, Incorporated.(9)



        (4)(v) Form of Investment Subadvisory Agreement between Diversified and Turner Investment Partners, Inc.(9)



        (4)(w) Form of Investment Subadvisory Agreement between Diversified and EARNEST Partners, LLC.(9)



        (4)(x) Form of Investment Subadvisory Agreement between Diversified and Hotchkis and Wiley Capital Management, LLC.



        (12)(a) The Opinion and Consent of counsel as to the legality of the securities being registered previously filed with the Commission as part of Pre-Effective Amendment No. 1 Registration Statement dated November 19, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 is incorporated herein by reference.


        (12)(b) Opinion and Consent of Counsel.(2)


        (13) Consent of Independent Registered Public Accounting Firm.


        (17) Code of Ethics.(2)

        (18) The Powers of Attorney previously filed with the Commission as part of initial Registration Statement dated July 22, 1996 to Diversified Investors Strategic Variable Funds filed on Form N-3, Registration No. 333-08543 under the Securities Act of 1933 are incorporated herein by reference.
---------------
(1) Incorporated herein by reference to the Diversified Investors Variable Funds and Diversified Investors Strategic Variable Funds Annual Report dated December 31, 2004 as filed with the Commission on March 9, 2005.

(2) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission on February, 2001.

(3) Incorporated herein by reference from Post Effective Amendment No. 8 the Registrant's Registration Statement as filed with the Commission on March 2, 2001.

(4) Incorporated herein by reference from Post-Effective Amendment No. 10 to the Registrant's Registration Statement as filed with the Commission on March 1, 2002.

(5) Incorporated herein by reference from the Registrant's Registration Statement on Form N-1/A as filed with the U.S. Securities and Exchange Commission on April 6, 2000.

(6) Incorporated herein by reference from the Post-Effective Amendment No. 12 to the Registrant's Registration Statement as filed with the Commission on February 28, 2003.

(7) Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registration Statement as filed with the Commission on March 2, 2004.

(8) Incorporated herein by reference from Post-Effective Amendment No. 15 to the Registration Statement as filed with the Commission on April 30, 2004.

(9) Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registration Statement as filed with the Commission on March 1, 2005.

ITEM 29.  DIRECTORS AND OFFICERS OF TFLIC

     The Directors and officers of TFLIC are set forth below.

DIRECTORS
William Brown, Jr....................    BROWNSTONE MANAGEMENT CONSULTANTS, INC., 14 Windward Avenue,
                                         White Plains, New York 10605.
William L. Busler....................    AEGON USA, Inc., 4333 Edgewood Road, N.E., Cedar Rapids,
                                         Iowa 52499.
Joseph P. Carusone...................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Steven E. Fruschtick.................    WIENER, FRUSCHTICK & STRAUB, 500 Fifth Avenue, New York, New
                                         York 10110.
Ronald F. Mosher.....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Peter P. Post........................    EMMERLING POST, INC., 415 Madison Avenue, New York, New York
                                         10017.
Colette F. Vargas....................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Cor H. Verhagen......................    AEGON INSURANCE GROUP, 51 JFK Parkway, Short Hills, New
                                         Jersey 07078.
Professor E. Kirby Warren............    COLUMBIA UNIVERSITY SCHOOL OF BUSINESS, 725 Uris Hall, 116th
                                         Street & Broadway, New York, New York 10027.

DIRECTOR-OFFICERS
Robert F. Colby (Director)...........    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road,
                                         Purchase, New York 10577.
Peter G. Kunkel......................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
Mark Mullin (President and
  Director)..........................    DIVERSIFIED INVESTMENT ADVISORS, INC.,
                                         4 Manhattanville Road, Purchase, New York 10577.
James P. Larkin (Director, Vice
  President and Assistant
  Secretary).........................    TRANSAMERICA LIFE INSURANCE COMPANY OF NEW YORK, 100
                                         Manhattanville Road, Purchase, New York 10577.

ITEM 30.  PERSONS CONTROLLED BY OR UNDER CONTROL WITH THE INSURANCE COMPANY

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The diagram on the following pages shows all entities directly or indirectly controlled or under common control with the Insurance Company, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following pages.)


VERENIGING AEGON, NETHERLANDS MEMBERSHIP ASSOCIATION
AEGON N.V.                                                    Netherlands  22.48%
  --- AEGON NEDERLAND N.V.                                    Netherlands
  --- AEGON NEVAK HOLDING B.V.                                Netherlands
  --- AEGON DERIVATIVES N.V.                                  Netherlands
  --- AEGON INTERNATIONAL N.V.                                Netherlands
      --- THE AEGON TRUST                                         DE
             Advisory Board: Donald J. Shepard, Joseph B.M.
             Streppel, Alexander R. Wynaendts, and Craig D.
             Vermie
           --- TRANSAMERICA CORPORATION                           DE
               --- AEGON U.S. HOLDING CORPORATION                 DE            (1)
                    --- AEGON MANAGEMENT COMPANY                  IN
                        --- RIVER RIDGE INSURANCE COMPANY         VT
                    --- SHORT HILLS MANAGEMENT COMPANY            NJ
                    --- AEGON U.S. CORPORATION                    IA            (2)
                        --- AEGON USA, INC.                       IA            (3)
                             --- SEE PAGE 6 FOR SUBSIDIARIES

                        --- COMMONWEALTH GENERAL CORPORATION      DE
                             --- SEE PAGE 10 FOR
                               SUBSIDIARIES
                        --- STONEBRIDGE CASUALTY INSURANCE
                           COMPANY                                OH            (4)
               --- SEE PAGE 2 FOR TRANSAMERICA CORPORATION
                  SUBSIDIARIES

      --- AEGON DMS HOLDING B.V.                              Netherlands
           --- CANADIAN PREMIER HOLDINGS LTD                    Canada
               --- CANADIAN PREMIER LIFE INSURANCE COMPANY      Canada
               --- CONSUMER MEMBERSHIP SERVICES CANADA INC.     Canada
               --- LEGACY GENERAL INSURANCE COMPANY             Canada
           --- CORNERSTONE INTERNATIONAL HOLDINGS LTD             UK
               --- STONEBRIDGE INTERNATIONAL INSURANCE LTD        UK
               --- STONEBRIDGE INTERNATIONAL MARKETING LTD        UK
           --- TRANSAMERICA DIRECT MARKETING ASIA PACIFIC
               PTY LTD                                         Australia
               --- TRANSAMERICA INSURANCE MARKETING ASIA
                   PACIFIC PTY LTD                             Australia
               --- TRANSAMERICA DIRECT MARKETING AUSTRALIA
                   PTY LTD                                     Australia
           --- TRANSAMERICA DIRECT MARKETING JAPAN K.K.          Japan
           --- TRANSAMERICA DIRECT MARKETING KOREA LTD           Korea          (5)
           --- TRANSAMERICA DIRECT MARKETING TAIWAN LTD         Taiwan
      --- TRANSAMERICA HOLDING B.V.                           Netherlands
  --- GPRE ACQUISITION CORP.                                      DE



Footnotes:



1) 225 shares Series A Preferred Stock owned by Scottish Equitable Finance
   Limited



2) AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)



3) 10 shares Series A Preferred Stock owned by AEGON U.S. Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 100 shares Voting Common Stock owned by AEGON U.S. Corporation



4) 197,920 shares of Common Stock owned by AEGON U.S. Corporation; 302,725 shares of Common Stock owned by AEGON USA, Inc.



5) AEGON DMS Holding B.V. owns 99%; AEGON International N.V. owns 1%

                            THE AEGON TRUST (PAGE 1)






TRANSAMERICA CORPORATION

  --- AEGON FUNDING CORP. II                                    DE
  --- ARC REINSURANCE CORPORATION                               HI
  --- PYRAMID INSURANCE COMPANY, LTD.                           HI      (1)
  --- TFC PROPERTIES, INC.                                      DE
      --- TRANSAMERICA RETIREMENT COMMUNITIES S.F., INC.        DE
      --- TRANSAMERICA RETIREMENT COMMUNITIES S.J., INC.        DE
  --- TRANSAMERICA BUSINESS TECHNOLOGIES CORPORATION            DE
  --- TRANSAMERICA CBO I, INC.                                  DE
  --- TRANSAMERICA CORPORATION (OR)                             OR
  --- TRANSAMERICA FINANCE CORPORATION                          DE
      --- SEE PAGE 3 FOR SUBSIDIARIES

  --- TRANSAMERICA INTERNATIONAL HOLDINGS, INC.                 DE
      --- SEE PAGE 5 FOR SUBSIDIARIES

  --- TRANSAMERICA INTERNATIONAL RE(BERMUDA) LTD.             Bermuda
  --- TRANSAMERICA INVESTMENT SERVICES, INC.                    DE
      --- TRANSAMERICA INVESTMENT MANAGEMENT, LLC               DE      (2)
           --- TRANSAMERICA INDEX FUNDS, INC.                   MD
           --- TRANSAMERICA INVESTORS, INC.                     MD      (3)
               --- TRANSAMERICA PREMIER FUNDS                   MD
  --- TRANSAMERICA PACIFIC INSURANCE COMPANY, LTD.              HI
  --- TRANSAMERICA REALTY SERVICES LLC                          DE
      --- BANKERS MORTGAGE COMPANY OF CALIFORNIA                CA
      --- THE GILWELL COMPANY                                   CA
      --- TRANSAMERICA AFFORDABLE HOUSING, INC.                 CA
           --- SOUTH GLEN APARTMENTS, LLC                       IA
           --- ARV PACIFIC VILLAS, A CALIFORNIA LIMITED
           PARTNERSHIP                                          CA      (4)
      --- TRANSAMERICA MINERALS COMPANY                         CA
      --- TRANSAMERICA OAKMONT CORPORATION                      CA



Footnotes:



1) 1,250 shares of Redeemable Preference Stock owned by Transamerica International Holdings, Inc.; 120,000 shares of Common Stock owned by Transamerica Corporation



2) Original Member Transamerica Investment Services, Inc. owns 83.6%; Professional Members (employees of Transamerica Investments Services, Inc.) hold profit interests which total 16.4% of the remaining ownership



3) Denotes relationships as investment advisor, transfer agent, administrator, sponsor, principal underwriter/distributor or general partner



4) General Partners are Transamerica Affordable Housing, Inc.(0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner:
   Transamerica Occidental Life Insurance Company (99%)

                       TRANSAMERICA CORPORATION (PAGE 2)



TRANSAMERICA FINANCE CORPORATION

  --- TA LEASING HOLDING CO., INC.                                  DE
      --- TRANSAMERICA LEASING HOLDINGS INC.                        DE
           --- GREYBOX LLC                                          DE
               --- TRANSAMERICA TRAILER LEASING S.N.C.            France      (1)
           --- TRANSAMERICA ALQUILER DE TRAILERS, S.L.            Spain
           --- TRANSAMERICA DISTRIBUTION SERVICES INC.              DE
           --- TRANSAMERICA FUNDING LP                        United Kingdom  (2)
           --- TRANSAMERICA LEASING COORDINATION CENTER          Belgium
           --- TRANSAMERICA TRAILER HOLDINGS I LLC                  DE
           --- TRANSAMERICA TRAILER HOLDINGS II LLC                 DE
           --- TRANSAMERICA TRAILER HOLDINGS III LLC                DE
           --- TRANSAMERICA TRAILER LEASING (BELGIUM) N.V.       Belgium
           --- TRANSAMERICA TRAILER LEASING (NETHERLANDS)
             B.V.                                              Netherlands
           --- TRANSAMERICA TRAILER LEASING A/S                  Denmark
           --- TRANSAMERICA TRAILER LEASING AB                    Sweden
           --- TRANSAMERICA TRAILER LEASING AG                 Switzerland
           --- TRANSAMERICA TRAILER LEASING GMBH                 Germany
           --- TRANSAMERICA TRAILER LEASING SP. Z.O.O.            Poland
           --- TRANSAMERICA TRANSPORT INC.                          NJ
  --- TRANSAMERICA COMMERCIAL FINANCE CORPORATION, I                DE
      --- SEE PAGE 4 FOR SUBSIDIARIES
  --- TRANSAMERICA HOME LOAN                                        CA



Footnotes:



1) 99.99% owned by Greybox, LLC; .01% owned by Transamerica Trailer Holdings III Inc.



2) 98% owned by Transamerica Leasing Holdings, Inc.; 1% owned by Transamerica Distribution Services, Inc.; 1% owned by BWAC Twenty-One, Inc.

TRANSAMERICA FINANCE CORPORATION (PAGE 3)



TRANSAMERICA COMMERCIAL FINANCE CORPORATION, I

  --- TCFC AIR HOLDINGS, INC.                                   DE
      --- TA AIR X, CORP.                                       DE
      --- TA AIR XI, CORP.                                      DE
      --- TRANSAMERICA AVIATION, LLC                            DE
  --- TCFC ASSET HOLDINGS, INC.                                 DE
      --- BWAC CREDIT CORPORATION                               DE
      --- BWAC INTERNATIONAL CORPORATION                        DE
      --- BWAC SEVENTEEN, INC.                                  DE
      --- BWAC TWELVE, INC.                                     DE
      --- BWAC TWENTY-ONE, INC.                                 DE
           --- TET I, LLC                                       DE
               --- TET LEASING, LP                              DE    (1)
           --- TRANSAMERICA COMMERCIAL HOLDINGS LIMITED         UK
               --- TRANSAMERICA TRAILER LEASING LIMITED         UK
               --- WHIRLPOOL FINANCIAL CORPORATION POLSKA,
                 SP. Z.O.O.                                   Poland
      --- TBC III, INC.                                        DE,
      --- TCF ASSET MANAGEMENT CORPORATION                      CO
      --- TRANSAMERICA ACCOUNTS HOLDING CORPORATION             DE
      --- TRANSAMERICA CONSUMER FINANCE HOLDING COMPANY         DE
           --- TRANSAMERICA CONSUMER MORTGAGE RECEIVABLES
               CORPORATION                                      DE
      --- TRANSAMERICA DISTRIBUTION FINANCE OVERSEAS, INC.      DE
      --- TRANSAMERICA GMBH, INC.                               DE
      --- TRANSAMERICA MEZZANINE FINANCING, INC.                DE
      --- TRANSAMERICA SMALL BUSINESS CAPITAL, INC.             DE
      --- TRANSAMERICA VENDOR FINANCIAL SERVICES CORPORATION    DE
  --- TCFC EMPLOYMENT, INC.                                     DE
  --- TCFC TAX HOLDINGS, INC.                                   DE



Footnotes:



1) General Partner: TET I, LLC; Limited Partner: BWAC Twenty-One, Inc.

                       TRANSAMERICA CORPORATION (PAGE 2)



TRANSAMERICA INTERNATIONAL HOLDINGS, INC.

  --- AEGON CANADA INC.                                           Canada
      --- AEGON CAPITAL MANAGEMENT INC.                           Canada
      --- AEGON FUND MANAGEMENT INC.                              Canada
      --- NATIONAL FINANCIAL CORPORATION                          Canada
           --- AEGON DEALER SERVICES CANADA INC.                  Canada
           --- MONEY CONCEPTS (CANADA) LIMITED                    Canada
               --- NATIONAL FINANCIAL INSURANCE AGENCY INC.       Canada
      --- TRANSAMERICA LIFE CANADA                                Canada
  --- TIHI MEXICO, S. DE R.L. DE C.V.                             Mexico       (1)
  --- TRANSAMERICA SERVICE COMPANY                                  DE
      --- TRANSAMERICA ANNUITY SERVICE CORPORATION                  NM
      --- TRANSAMERICA FINANCIAL ADVISORS, INC.                     DE
           --- TBK INSURANCE AGENCY OF OHIO, INC.                   OH         (2)
           --- TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY
               OF ALABAMA, INC.                                     AL
           --- TRANSAMERICA FINANCIAL RESOURCES INS. AGENCY
               OF NEVADA, INC.                                      NV
           --- FINANCIAL RESOURCES INSURANCE AGENCY OF TEXAS        TX         (3)
      --- TRANSAMERICA INTERNATIONAL INSURANCE SERVICES,
          INC.                                                      DE         (4)
           --- HOME LOANS AND FINANCE LTD.                    United Kingdom   (5)
      --- TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY            IA         (6)
           --- EDGEWOOD IP LLC                                      IA
           --- GARNET ASSURANCE CORPORATION III                     IA
           --- GARNET COMMUNITY INVESTMENTS III, LLC                DE
               --- GARNET LIHTC FUND III, LLC                       DE
           --- NEF INVESTMENT COMPANY                               CA
           --- QUANTITATIVE DATA SOLUTIONS LLC                      DE
           --- TRANSAMERICA CHINA INVESTMENTS HOLDINGS
               LIMITED                                          Hong Kong
           --- TRANSAMERICA CONSULTORA Y SERVICIOS LIMITADA       Chile        (7)
           --- TRANSAMERICA LIFE INSURANCE AND ANNUITY
               COMPANY                                              NC
               --- GEMINI INVESTMENTS, INC.                         DE
           --- TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT
               FUND C                                               CA
           --- TRANSAMERICA PYRAMID PROPERTIES LLC                  IA
           --- TRANSAMERICA REALTY INVESTMENT PROPERTIES,
             LLC                                                    DE
           --- USA ADMINISTRATION SERVICES, INC.                    KS
      --- TRANSAMERICA PRODUCTS, INC.                               CA
           --- TRANSAMERICA PRODUCTS I, INC.                        CA         (8)
               --- RETIREMENT PROJECT OAKMONT                       CA         (8)
      --- TRANSAMERICA SECURITIES SALES CORPORATION                 MD
  --- WORLD FINANCIAL GROUP HOLDING COMPANY OF CANADA INC.        Canada
      --- WFG SECURITIES OF CANADA INC.                           Canada
      --- WORLD FINANCIAL GROUP SUBHOLDING COMPANY OF CANADA
          INC.                                                    Canada
           --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF
               CANADA INC.                                        Canada       (9)

Footnotes:



1) 95% owned by Transamerica International Holdings, Inc.; 5% owned by Transamerica Occidental Life Insurance Company



2) 500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost



3) 100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law



4) 85% owned by Transamerica Service Company; 15% owned by Transamerica Occidental Life Insurance Company



5) This entity is in the process of being liquidated.



6) 1,103,467 shares Common Stock owned by Transamerica Service Company; 1,103,466 shares of Preferred Stock owned by Scottish Equitable Finance Limited



7) Chilean LLC; Partners are Transamerica Occidental Life Insurance Company (95%); Transamerica International Holdings, Inc.(5%)



8) Denotes relationship as General Partner. Partners of Retirement Project Oakmont include Transamerica Occidental Life Insurance Company and Transamerica Oakmont Retirement Associates, a California limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner).



9) 50% owned by World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.

                        AEGON U.S. CORPORATION (PAGE 1)



AEGON USA, INC.

  --- RCC NORTH AMERICA LLC                                        DE
      --- SEE PAGE 7 FOR SUBSIDIARIES
  --- AEGON FUNDING CORP.                                          DE
  --- AEGON USA INVESTMENT MANAGEMENT LLC                          IA
  --- AUSA HOLDING COMPANY                                         MD
      --- SEE PAGE 8 FOR SUBSIDIARIES

  --- BANKERS FINANCIAL LIFE INSURANCE COMPANY                     AZ  100% voting common  (1)
  --- IOWA FIDELITY LIFE INSURANCE COMPANY                         AZ  100% voting common  (2)
  --- LIFE INVESTORS INSURANCE COMPANY OF AMERICA                  IA                      (3)
      --- BAY AREA COMMUNITY INVESTMENTS I LLC                     CA                      (4)
          CLARK, INC.                                              DE                      (5)
      --- LIFE INVESTORS ALLIANCE LLC                              DE
      --- GARNET ASSURANCE CORPORATION                             KY
      --- GARNET COMMUNITY INVESTMENTS I LLC                       DE
           --- GARNET LIHTC FUND I LLC                             DE
      --- REAL ESTATE ALTERNATIVES PORTFOLIO 3A, INC.              DE                      (6)
  --- MONUMENTAL GENERAL CASUALTY COMPANY                          MD
  --- SOUTHWEST EQUITY LIFE INSURANCE COMPANY                      AZ  100% voting common
  --- THE WHITESTONE CORPORATION                                   MD
  --- TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY                NY                      (7)
  --- TRANSAMERICA LIFE INSURANCE COMPANY                          IA                      (8)
      --- AEGON FINANCIAL SERVICES GROUP, INC.                     MN
           --- AEGON ASSIGNMENT CORPORATION                        IL
           --- AEGON ASSIGNMENT CORPORATION OF KENTUCKY            KY
      --- AMERICAN BOND SERVICES LLC                               IA
      --- PRIMUS GUARANTY, LTD.                               Bermuda                      (9)
      --- PROFESSIONAL LIFE & ANNUITY INSURANCE COMPANY            AZ
      --- REAL ESTATE ALTERNATIVES PORTFOLIO 1 LLC                 DE                     (10)
      --- REAL ESTATE ALTERNATIVES PORTFOLIO 2 LLC                 DE                     (11)
      --- REAL ESTATE ALTERNATIVES PORTFOLIO 3 LLC                 DE                     (12)
  --- UNITED FINANCIAL SERVICES, INC.                              MD
  --- VETERANS LIFE INSURANCE COMPANY                              IL
      --- PEOPLES BENEFIT SERVICES, INC.                           PA
      --- THE INSURANCE AGENCY FOR THE AMERICAN WORKING
          FAMILY, INC.                                             MD
  --- WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO                   OH
      --- SEE PAGE 9 FOR SUBSIDIARIES



Footnotes:



 1) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote



 2) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote



 3) 504,032 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.



 4) Members are: Life Investors Insurance Company of America (70%); Monumental Life Insurance Company (30%)

 5) Life Investors Insurance Company of America owns 1,175,840 shares (6.2%); Transamerica Life Insurance Company owns 1,111,155 shares (6%); remaining outstanding shares of stock owned by non-AEGON entities



 6) Members are: Life Investors Insurance Company of America (33.4%); Peoples Benefit Life Insurance Company (32%); Transamerica Occidental Life Insurance Company (10%); Monumental Life Insurance Company (9.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance and Annuity Company (4.8%); Stonebridge Life Insurance Company (1%).



 7) 14,391 shares Common Stock and 38,609 shares of Preferred Stock owned by AEGON USA, Inc.; 2,075 shares of Common Stock and 5,566 shares of Preferred Stock owned by Transamerica Occidental Life Insurance Company



 8) 223,500 shares Common Stock owned by AEGON USA, Inc.; 34,295 shares Common Stock owned by Transamerica Life Insurance and Annuity Company; 42,500 shares Series A Preferred Stock owned by AEGON USA, Inc.



 9) Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group, Inc. (11.1%).



10) Members are: Transamerica Life Insurance Company (38.356%); Transamerica Occidental Life Insurance Company (34.247%); Life Investors Insurance Company of America (18.356%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.



11) Members are: Transamerica Life Insurance Company (37.25%); Transamerica Occidental Life Insurance Company (30.75%); Transamerica Life Insurance and Annuity Company (22.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.



12) Members are: Transamerica Life Insurance Company (27%); Transamerica Occidental Life Insurance Company (23%); Transamerica Life Insurance and Annuity Company (19%); Peoples Benefit Life Insurance Company (14%); Life Investors Insurance Company of America (11%); Monumental Life Insurance Company (5%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.

                            AEGON USA, INC. (PAGE 6)



RCC NORTH AMERICA LLC

  --- BF EQUITY LLC                                           DE
  --- FGH USA LLC                                             DE
      --- ALH Properties Eight LLC                            DE
      --- ALH Properties Eleven LLC                           DE
      --- ALH Properties Fifteen LLC                          DE
      --- ALH Properties Five LLC                             DE
      --- ALH Properties Four LLC                             DE
      --- ALH Properties Nine LLC                             DE
      --- ALH Properties Seven LLC                            DE
      --- ALH Properties Seventeen LLC                        DE
      --- ALH Properties Sixteen LLC                          DE
      --- ALH Properties Ten LLC                              DE
      --- ALH Properties Twelve LLC                           DE
      --- ALH Properties Two LLC                              DE
      --- FGH Eastern Region LLC                              DE
           --- FGH Realty Credit LLC                          DE
               --- FGP Bush Terminal, Inc.                    DE
      --- FGP 109th Street LLC                                DE
      --- FGP 90 West Street LLC                              DE
      --- FGP Burkewood, Inc.                                 DE
      --- FGP Colonial Plaza, Inc.                            DE
      --- FGP Franklin LLC                                    DE
      --- FGP Herald Center, Inc.                             DE
      --- FGP Heritage Square, Inc.                           DE
      --- FGP Islandia, Inc.                                  DE
      --- FGP Merrick, Inc.                                   DE
      --- FGP Rockbeach, Inc.                                 DE
      --- FGP West 32nd Street, Inc.                          DE
      --- FGP West Street Two LLC                             DE
      --- FGP West Street LLC                                 DE
      --- Fifth FGP LLC                                       DE
      --- First FGP LLC                                       DE
      --- Fourth FGP LLC                                      DE
      --- Second FGP LLC                                      DE
      --- Seventh FGP LLC                                     DE
      --- The RCC Group, Inc.                                 DE

                            AEGON USA, INC. (PAGE 6)



AUSA HOLDING COMPANY

  --- AEGON ASSET MANAGEMENT SERVICES, INC.                     DE
      --- WORLD GROUP SECURITIES, INC.                          DE
      --- WORLD FINANCIAL GROUP, INC.                           DE
           --- INNERGY LENDING LLC                              DE    (1)
           --- WFG CHINA HOLDINGS, INC.                         DE
           --- WFG PROPERTIES HOLDINGS, LLC                     GA
  --- AEGON USA INVESTMENT MANAGEMENT, INC.                     IA
  --- AEGON USA REALTY ADVISORS INC.                            IA
      --- RCC PROPERTIES LIMITED PARTNERSHIP                    IA    (2)
      --- QSC HOLDING, INC.                                     DE
      --- REALTY INFORMATION SYSTEMS, INC.                      IA
      --- AEGON USA REAL ESTATE SERVICES, INC.                  DE
  --- AUSACAN LP                                              Canada  (3)
  --- CREDITOR RESOURCES, INC.                                  MI
      --- ACADEMY ALLIANCE HOLDINGS, INC.                     Canada
      --- ACADEMY ALLIANCE INSURANCE INC.                     Canada
      --- CRC CREDITOR RESOURCES CANADIAN DEALER NETWORK
       INC.                                                   Canada
      --- CRI CANADA INC.                                     Canada
      --- CRI CREDIT GROUP SERVICES INC.                      Canada
  --- DIVERSIFIED INVESTMENT ADVISORS, INC.                     DE
      --- DIVERSIFIED INVESTORS SECURITIES CORP.                DE
      --- DIVERSIFIED ACTUARIAL SERVICES, INC.                  MA
  --- INTERSECURITIES, INC.                                     DE
  --- INVESTORS WARRANTY OF AMERICA, INC.                       IA
  --- MASSACHUSETTS FIDELITY TRUST COMPANY                      IA
  --- MONEY SERVICES, INC.                                      DE
      --- ADB CORPORATION LLC                                   DE
      --- AEGON USA TRAVEL AND CONFERENCE SERVICES LLC          IA
      --- GREAT COMPANIES, LLC                                  IA    (4)
  --- MONUMENTAL GENERAL INSURANCE GROUP, INC.                  MD
      --- TRANSAMERICA INTERNATIONAL DIRECT MARKETING GROUP,
       INC.                                                     MD
      --- MONUMENTAL GENERAL ADMINISTRATORS, INC.               MD
           --- NATIONAL ASSOCIATION MANAGEMENT AND
               CONSULTANT SERVICES, INC.                        MD
  --- PRISMA HOLDINGS, INC. I                                   DE
      --- PRISMA CAPITAL PARTNERS, LP                           DE    (5)
  --- PRISMA HOLDINGS, INC. II                                  DE
      --- PRISMA CAPITAL PARTNERS, LLC                          DE    (6)
  --- ROUNDIT, INC.                                             MD    (7)
  --- TRANSAMERICA CAPITAL, INC.                                CA
  --- UNIVERSAL BENEFITS CORPORATION                            IA
  --- ZAHORIK COMPANY, INC.                                     CA
      --- ZAHORIK TEXAS, INC.                                   TX
      --- ZCI, INC.                                             AL



Footnotes:



1) Members are: World Financial Group, Inc. (50%); non-affiliate of AEGON, Community Lending, Inc. (50%)



2) AEGON USA Realty Advisors is General Partner and 5% owner; all limited partners are RCC entities within the RCC Group



3) General Partner -- AUSA Holding Company (1%); Limited Partner -- AEGON USA, Inc. (99%)



4) 47.50% owned by Money Services, Inc.; 26.25% owned by Jim Huguet; 26.25% owned by John R. Kenney



5) General Partner -- non-affiliate of AEGON, Prisma GP, LLC (1%); Limited Partners -- Prisma Holdings, Inc. I (60%) and non-affiliates of AEGON, Prisma Capital Partners I, LP and Prisma EH Holdings, LLC (collectively own 39%)

6) Managing Member -- non-affiliate of AEGON, Prisma Capital Partners I, LP; Non-Managing Member -- non-affiliate of AEGON, Prisma EH Holdings, LLC (Managing Member and Non-Managing Member collectively own 40%); Special Member -- Prisma Holdings, Inc. II (60%)



7) 50% owned by AUSA Holding Company; 25% owned by Thomas E. Katana; 25% owned by Christopher S. Webb

                            AEGON USA, INC. (PAGE 6)



WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
  --- TRANSAMERICA FUND ADVISORS, INC.                        FL    (1)
      --- AEGON/TRANSAMERICA SERIES FUND, INC.                MD
      --- TRANSAMERICA IDEX MUTUAL FUNDS                      MA
      --- TRANSAMERICA INCOME SHARES, INC.                    MD
  --- TRANSAMERICA FUND SERVICES, INC.                        FL
  --- WORLD FINANCIAL GROUP INSURANCE AGENCY, INC.            CA
      --- WFG INSURANCE AGENCY OF PUERTO RICO, INC.           PR
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF HAWAII,
       INC.                                                   HI
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF NEW
       MEXICO, INC.                                           NM
      --- WORLD FINANCIAL GROUP INSURANCE AGENCY OF WYOMING,
       INC.                                                   WY
      --- WFG PROPERTY & CASUALTY INSURANCE AGENCY, INC.      GA
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
               ALABAMA, INC.                                  AL
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
               CALIFORNIA, INC.                               CA
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
               MISSISSIPPI, INC.                              MS
           --- WFG PROPERTY & CASUALTY INSURANCE AGENCY OF
               NEVADA, INC.                                   NV
  --- WRL INSURANCE AGENCY, INC.                              CA
      --- WRL INSURANCE AGENCY OF MASSACHUSETTS, INC.         MA
      --- WRL INSURANCE AGENCY OF WYOMING, INC.               WY



Footnotes:



1) Western Reserve Life Assurance Company of Ohio owns 78%; AUSA Holding Company owns 22%.

                        AEGON U.S. CORPORATION (PAGE 1)


COMMONWEALTH GENERAL CORPORATION

  --- ACADEMY INSURANCE GROUP, INC.                                     DE
      --- ACADEMY LIFE INSURANCE COMPANY                                MO
      --- AMPAC, INC.                                                   TX
      --- AMPAC INSURANCE AGENCY, INC. (EIN 23-2364438)                 PA
      --- FED FINANCIAL, INC.                                           DE
      --- FORCE FINANCIAL GROUP, INC.                                   DE
      --- UNICOM ADMINISTRATIVE SERVICES, INC.                          PA
           --- UNICOM ADMINISTRATIVE SERVICES GMBH                   Germany          (1)
  --- AEGON INSTITUTIONAL MARKETS, INC.                                 DE
  --- AEGON STRUCTURED SETTLEMENTS, INC.                                KY
  --- AFSG SECURITIES CORPORATION                                       PA
  --- AMPAC INSURANCE AGENCY, INC. (EIN 23-1720755)                     PA
      --- FINANCIAL PLANNING SERVICES, INC.                             DC
      --- VALLEY FORGE ASSOCIATES, INC.                                 PA
      --- VETERANS INSURANCE SERVICES, INC.                             DE
  --- BENEFIT PLANS, INC.                                               DE
      --- AEGON ALLIANCES, INC.                                         VA
  --- CAPITAL 200 BLOCK CORPORATION                                     DE
  --- CAPITAL GENERAL DEVELOPMENT CORPORATION                           DE
      --- MONUMENTAL LIFE INSURANCE COMPANY                             MD            (2)
           --- SEE PAGE 11 FOR SUBSIDIARIES

  --- CAPITAL LIBERTY LP                                                DE            (3)
  --- GLOBAL PREMIER REINSURANCE COMPANY, LTD.                British Virgin Islands
  --- INSURANCE CONSULTANTS INC.                                        NE
  --- QUEST MEMBERSHIP SERVICES INC.                                    DE
  --- STONEBRIDGE BENEFIT SERVICES, INC.                                DE
  --- STONEBRIDGE GROUP INC.                                            DE
  --- STONEBRIDGE LIFE INSURANCE COMPANY                                VT



Footnotes:



1) This entity is in the process of being liquidated.



2) Capital General Development Corporation owns 73.23%, AEGON USA, Inc. owns 26.77%



3) Capital Liberty LP partnership profit sharing: General Partner-Commonwealth General Corporation (1.0%); Limited Partner -- Monumental Life Insurance Company (99.0%)

               CAPITAL GENERAL DEVELOPMENT CORPORATION (PAGE 10)



MONUMENTAL LIFE INSURANCE COMPANY
  --- AEGON DIRECT MARKETING SERVICES, INC.                   MD
      --- TRANSAMERICA AFFINITY SERVICES, INC.                MD
  --- APPLE PARTNERS OF IOWA LLC                              IA   (1)
  --- AMMEST REALTY CORPORATION                               TX
  --- BAY STATE COMMUNITY INVESTMENTS I, LLC                  DE
  --- BAY STATE COMMUNITY INVESTMENTS II, LLC                 DE
  --- GARNET ASSURANCE CORPORATION II                         IA
  --- GARNET COMMUNITY INVESTMENTS II, LLC                    DE
      --- GARNET LIHTC FUND II, LLC                           DE
  --- GARNET COMMUNITY INVESTMENTS IV, LLC                    DE
      --- GARNET LIHTC FUND IV, LLC                           DE
  --- GARNET COMMUNITY INVESTMENTS V, LLC                     DE
      --- GARNET LIHTC FUND V, LLC                            DE
  --- GARNET COMMUNITY INVESTMENTS VI, LLC                    DE
      --- GARNET LIHTC FUND VI, LLC                           DE
  --- PEOPLES BENEFIT LIFE INSURANCE COMPANY                  IA   (2)
      --- BUENA SOMBRA INSURANCE AGENCY, INC.                 MD
      --- JMH OPERATING COMPANY, INC.                         MS



Footnotes:



1) Members: Monumental Life Insurance Company (58.13%); Peoples Benefit Life Insurance Company (41.87%)



2) Monumental Life Insurance Company owns 873,525 shares of common stock (76.3%); Commonwealth General Corporation owns 42,475 shares of common stock (3.7%); Capital Liberty LP owns 2,290,000 shares of Preferred stock (20.0%)

ITEM 31.  NUMBER OF CONTRACTHOLDERS


                                                              NUMBER OF CONTRACTHOLDERS
                       TITLE OF CLASS                           AS OF MARCH 31, 2005
                       --------------                         -------------------------
Short Horizon...............................................             318
Intermediate................................................             424
Intermediate/Long...........................................             457


ITEM 32.  INDEMNIFICATION

     Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suite or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter in controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid by way of indemnity shall be determined and paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

     Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.

ITEM 34.  PRINCIPAL UNDERWRITERS

     (a) Diversified Investors Securities Corp. ("DISC") is the principal underwriter of the Registrant. Diversified Investment Advisors, Inc. an affiliate of TFLIC, acts as investment advisor and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisors.

     (b) The names, titles and principal business addresses of the officers and directors of DISC are listed on Schedule A of Form BD for DISC (Registration No. 8-45671) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.


     (c) Refer to Prospectus pages 6 and 17, "Charges" and Part B, Statement of Additional Information, page 1, "Sale of Contracts/Principal Underwriter" for information regarding compensation.


ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by Transamerica Financial Life Insurance Company in whole or in part, at its principal offices at 4 Manhattanville Road, Purchase, NY 10577.

ITEM 36.  MANAGEMENT SERVICES

     Not applicable.

ITEM 37.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) Registrant hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the County of Westchester and the State of New York, on this 29th day of April, 2005.


                                             DIVERSIFIED INVESTORS STRATEGIC
                                                      VARIABLE FUNDS
                                                       (Registrant)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)

                                               TRANSAMERICA FINANCIAL LIFE
                                                    INSURANCE COMPANY
                                                       (Depositor)

                                          By:        /s/  MARK MULLIN
                                            ------------------------------------
                                                        Mark Mullin
                                                  (Director and President)


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2005.


                 SIGNATURES                                     TITLE
                 ----------                                     -----
   /s/          MARK MULLIN                      Director and President
---------------------------------------------
                (Mark Mullin)

         */s/     WILLIAM BROWN, JR.             Director
---------------------------------------------
            (William Brown, Jr.)

         */s/      WILLIAM L. BUSLER             Director
---------------------------------------------
             (William L. Busler)

         */s/     JOSEPH P. CARUSONE             Director
---------------------------------------------
            (Joseph P. Carusone)

        */s/    STEVEN E. FRUSCHTICK             Director
---------------------------------------------
           (Steven E. Fruschtick)

         */s/       PETER G. KUNKEL              Director
---------------------------------------------
              (Peter G. Kunkel)

         */s/      RONALD F. MOSHER              Director
---------------------------------------------
             (Ronald F. Mosher)

         */s/         PETER P. POST              Director
---------------------------------------------
               (Peter P. Post)



*By: /s/      ROBERT F. COLBY
---------------------------------------
               Robert F. Colby
              Attorney-in-Fact

                 SIGNATURES                                     TITLE
                 ----------                                     -----

         */s/        JAMES P. LARKIN             Director
---------------------------------------------
              (James P. Larkin)

         */s/      COLETTE F. VARGAS             Director
---------------------------------------------
             (Colette F. Vargas)

         */s/       COR H. VERHAGEN              Director
---------------------------------------------
              (Cor H. Verhagen)

         */s/       E. KIRBY WARREN              Director
---------------------------------------------
              (E. Kirby Warren)

*By: /s/      ROBERT F. COLBY
--------------------------------------------
     Robert F. Colby
     Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------
(4)(x)        Form of Investment Subadvisory Agreement between Diversified and Hotchkis and Wiley Capital Management, LLC.
(13)          Consents of Independent Registered Public Accounting Firm.